PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Exhibit 10.19

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT is made and entered into as of December 2, 2011, by and among Frontier Renewable Resources, LLC, a Delaware limited liability company (the “Frontier Member”), Diamond Alternative Energy, LLC, a Delaware limited liability company (the “Valero Member”), Mascoma Corporation, a Delaware corporation (“Mascoma”), Valero Services, Inc., a Delaware corporation (“Valero Services”), Valero Marketing and Supply Company, a Delaware corporation (“VMSC”), JML Heirs, LLC, a Michigan limited liability company (“JML”), and Kinross Cellulosic Ethanol LLC, a Delaware limited liability company (the “Company”).

WHEREAS, the Frontier Member and the Valero Member have formed the Company and have entered into that certain Limited Liability Company Agreement, dated as of the date hereof, by and among the Company, the Frontier Member and the Valero Member (the “JV Agreement”), for the purpose of engaging in the Business;

WHEREAS, the parties hereto desire to set forth their agreement with respect to the contribution of certain cash amounts and other property and the execution and/or delivery of certain agreements and other documentation, and the timing thereof, among other things, in order to facilitate the construction of the Facility and the operation of the Business, all upon the terms and subject to the conditions contained in this Agreement; and

WHEREAS, each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the JV Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Defined Terms. As used herein, the following terms shall have the following meanings, unless the context otherwise requires:

“Agreement” means this Contribution Agreement, as amended or modified from time to time in accordance with the terms hereof.

“Ancillary Agreement” means each of the Development Agreement, Technology License Agreement, Subgrant Agreement, Construction Management Agreement, Ethanol Marketing Agreement, Fee and Royalty Agreement, Enzyme Agreements, Warrant Purchase Agreement, Tranche 2-A Warrant, O&M Agreement, Valero Parent Guaranty, Frontier Member Assignment, Valero Member Assignment, Frontier Member License Agreement, Valero Member License Agreement, and the Insurance Program Agreement.

“Charter Documents” means the limited liability company agreement, limited partnership agreement, certificate or articles of incorporation, certificate of formation, certificate of limited partnership, bylaws or other governing documents, as applicable, of the Person in question, as may be in effect from time to time.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“Claim” means any claim, action, suit, inquiry, indictment, demand, hearing, investigation, legal proceeding or administrative enforcement proceeding by or before any Governmental Entity or any arbitration proceeding as to which a Contract applies.

“Closing” has the meaning set forth in Section 2.1.

“Closing Date” has the meaning set forth in Section 2.1.

“Commitment” has the meaning set forth in Section 6.3(b).

“Construction Management Agreement” means a Construction Management Agreement in form and substance agreed to by the Valero Member and the Frontier Member, each in their sole discretion.

“Contract” means any contract, lease, license, note, mortgage, indenture, arrangement or other agreement or obligation (including any amendments and other modifications thereto) to which the applicable Person or any of its subsidiaries is a party that are in effect and are legally binding, whether written or oral.

“Deed” means a covenant deed, substantially in the form of Exhibit D, with such changes as may be reasonably agreed.

“Development Agreement” means a Development Agreement in form and substance agreed to by the Valero Member and the Frontier Member, each in their sole discretion.

“Enzyme Agreements” means agreements for the manufacture and supply of enzymes to the Facility (including any associated research and development agreements) in form and substance agreed to by the Valero Member and the Frontier Member, each in their sole discretion.

“Ethanol Marketing Agreement” means an Ethanol Marketing Agreement in form and substance agreed to by VMSC and the Frontier Member, each in their sole discretion.

“Existing Reports” has the meaning set forth in Section 6.6(b).

“Fee and Royalty Agreement” means the Fee and Royalty Agreement in the form attached hereto as Exhibit A.

“Frontier Member Assignment” means an assignment agreement providing for, among other things, (i) the assignment of certain assets that have been and/or will be developed by the Frontier Member that relate to the construction of the Facility and the operation of the Business and (ii) representations and warranties regarding such assets with indemnities and limitations of liability related thereto, such agreement in form and substance agreed to by the Valero Member and the Frontier Member, each in their sole discretion.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“Frontier Member License Agreement” means a License Agreement between the Company and the Frontier Member in form and substance agreed to by the Valero Member and the Frontier Member, each in their sole discretion.

“Frontier Parties” means the Frontier Member, Mascoma and JML.

“Hazardous Materials” has the meaning set forth in Section 4.4(g).

“Indemnitee” has the meaning set forth in Section 8.1.

“Indemnitor” has the meaning set forth in Section 8.1.

“Insurance Program Agreement” means an agreement that sets forth the program for insurance for the Company and its members in form and substance agreed to by the Valero Member and the Frontier Member, each in their sole discretion.

“JV Agreement” has the meaning set forth in the recitals.

“Knowledge” means an individual will be deemed to have “Knowledge” of a particular fact or other matter if such individual is actually aware of such fact or other matter. A Frontier Party will be deemed to have “Knowledge” of a particular fact or other matter if William Brady, Stephen Hicks, Justin van Rooyen, or Emily MacDonald has Knowledge of such fact or matter. A Valero Party shall be deemed to have Knowledge of a particular fact or other matter if George Stutzmann, Lee Morris or Robert Buchek has Knowledge of such fact or matter. JML will be deemed to have “Knowledge” of a particular fact or other matter if Stephen J. Hicks or Art Abramson has Knowledge of such fact or matter.

“Lien” means any lien, encumbrance, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, proxy, voting trust or agreement, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever, direct or indirect, whether accrued, absolute, contingent, or otherwise.

“Losses” means any and all Claims, assessments, costs, disbursements, losses, diminution in value, liabilities, obligations, fines, charges, penalties, awards, damages and expenses (including reasonable attorneys’ fees and expenses), but shall not include any punitive damages arising from the actions of the Party incurring such Losses.

“Material Adverse Effect” means a material adverse effect on (i) the near-term or long-term projected business, assets, properties, results of operations, condition (financial or otherwise) or prospects of the Company or (ii) with respect to any of the Frontier Parties or any of the Valero Parties, as applicable, its ability to consummate the transactions contemplated by this Agreement or perform any of its obligations under this Agreement or the Ancillary Agreements to which it is a party.

“Michigan Grant Cash Amount” means an amount in cash received from the Michigan Grant Program to be agreed by the Frontier Member and the Valero Member.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“Notice” has the meaning set forth in Section 8.3.

“O&M Agreement” means an Operating, Maintenance and Management Agreement in form and substance agreed to by the Valero Member and the Frontier Member, each in their sole discretion.

“Permit” means any license, permit, authorization, franchise, concession, certificate of authority, approval, registration, qualification or similar document or authority that has been issued or granted by any Governmental Entity, or other similar right, including any related financial security in the form of a surety bond, letter of credit, cash collateral or similar instrument made a condition of or relating to such authorizations.

“Permitted Exceptions” has the meaning set forth in Section 6.4(a).

“Permitted Liens and Encumbrances” means (a) liens for current taxes not yet due and payable, (b) easements, restrictions, encroachments, protrusions and other similar minor title defects affecting the Real Property (none of which is material in adverse effect, materially detracts from the value of the Real Property, or materially impairs the use of the Real Property for the Business), and (c) zoning laws and other land use restrictions that do not impair the use of the Real Property for the Business.

“Property Inspection” has the meaning set forth in Section 6.6(a).

“Property Taxes” means all property taxes, whether real or personal, attributable to the Real Property plus any taxable personal property located thereupon, whether or not such real or personal property is on the ad valorem property tax rolls. Property Taxes do not include any special assessment or portion thereof. Property Taxes do not include any taxes, fees, assessments or any other obligations arising from or payable under the Michigan Business Tax Act (Act 36 of 2007) or the Michigan Income Tax Act of 1967 (Act 281 of 1967, as amended, including but not limited to Act 38 of 2011), including any amendment to, or replacement for, those acts.

“Real Property” means the real property described on Schedule 1 attached hereto.

“Subgrant Agreement” means a Subgrant Agreement in form and substance agreed to by the Valero Member and the Frontier Member, each in their sole discretion.

“Survey” has the meaning set forth in Section 6.3(a).

“Technology License Agreement” means the Technology License and Supply Agreement in the form attached hereto as Exhibit B.

“Title and Survey Objections” has the meaning set forth in Section 6.4(a).

“Title and Survey Review Period” means the thirty (30) day period commencing upon the Company’s receipt of the latest to be received of the Commitment, the Title Documents and the Survey.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“Title Company” means a Copper Range Abstract & Title Agency, Inc. as agent for Commonwealth Land Title Insurance Company.

“Title Documents” has the meaning set forth in Section 6.3(b).

“Title Policy” has the meaning set forth in Section 6.3(b).

“Third Party Claim” has the meaning set forth in Section 8.4.

“Third Party Claim Notice” has the meaning set forth in Section 8.4(a).

“Tranche 2-A Warrant” means the Tranche 2-A Warrant in the form attached to the Warrant Purchase Agreement.

“Valero Cash Amount” means an amount in cash equal to the Michigan Grant Cash Amount.

“Valero Member Assignment” means an assignment agreement providing for, among other things, (i) the assignment of certain assets that have been and/or will be developed by the Valero Member that relate to the construction of the Facility and the operation of the Business and (ii) representations and warranties regarding such assets with indemnities and limitations of liability related thereto, such agreement in form and substance agreed to by the Valero Member and the Frontier Member, each in their sole discretion.

“Valero Member License Agreement” means a License Agreement between the Company and the Valero Member in form and substance agreed to by the Valero Member and the Frontier Member, each in their sole discretion.

“Valero Member’s Experts” has the meaning set forth in Section 6.6(a).

“Valero Parent Guaranty” means a guarantee from Valero Parent to and for the benefit of the Frontier Member and the Company in form and substance agreed to by the Valero Parent and the Frontier Member, each in their sole discretion.

“Valero Parties” means the Valero Member, Valero Services and VMSC.

“Warrant Purchase Agreement” means the Warrant Purchase Agreement in the form attached hereto as Exhibit C.

ARTICLE II.

CLOSING; DELIVERABLES

2.1 Closing Date. Except with respect to the execution and delivery of the JV Agreement, which shall be executed and delivered concurrent with the execution and delivery of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place electronically and/or via courier service on the third Business Day after the conditions set forth in Article V have been satisfied or waived by the party entitled to do so, or at such other date, time and/or place as may mutually be agreed upon by the parties hereto. The parties anticipate that the Closing would be held no later than February 21, 2012 The date on which the Closing is held is referred to in this Agreement as the “Closing Date.”

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

2.2 Items to Be Delivered Concurrent with the Execution of this Agreement. Concurrently with the execution of this Agreement, the Company, the Valero Member and the Frontier Member shall execute and deliver to each other the JV Agreement.

2.3 Items to Be Delivered by the Valero Member at Closing. Simultaneously with the Closing, the Valero Member shall execute and/or deliver, for itself and/or as Manager of the Company, or cause to be executed and delivered:

(a) to the Company, (I) the Valero Parent Guaranty, (II) the Valero Member Assignment, (III) the O&M Agreement, (IV) the Valero Member License Agreement, (V) the Insurance Program Agreement, and (VI) the Valero Cash Amount;

(b) to the Frontier Member, (I) the Development Agreement, (II) the Subgrant Agreement (III) the Valero Parent Guaranty, (IV) the Frontier Member License Agreement, and (V) the Insurance Program Agreement;

(c) to Mascoma, (I) the Technology License Agreement, (II) the Subgrant Agreement, (III) the Fee and Royalty Agreement, (IV) the Warrant Purchase Agreement, and (V) the Tranche 2-A Warrant.

(d) to Valero Services, the Construction Management Agreement;

(e) to the Valero Member, (I) the O&M Agreement and (II) the Valero Member License Agreement;

(f) to VMSC, the Ethanol Marketing Agreement; and

(g) to the Company and the Frontier Member, the certificate contemplated by Section 5.2(c).

2.4 Items to Be Delivered by the Frontier Member at Closing. Simultaneously with the Closing, the Frontier Member shall execute and deliver or cause to be executed and delivered:

(a) to the Company, (I) the Michigan Grant Cash Amount, (II) the Frontier Member Assignment, (III) the Subgrant Agreement, (IV) the Development Agreement, (V) the Frontier Member License Agreement, and (VI) the Insurance Program Agreement;

(b) to the Valero Member, the Insurance Program Agreement;

(c) to Mascoma, the Subgrant Agreement; and

(d) to the Company and the Valero Member, the certificate contemplated by Section 5.1(c).

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

2.5 Items to Be Delivered by Mascoma at Closing. Simultaneously with the Closing, Mascoma shall execute and deliver or cause to be executed and delivered:

(a) to the Company, (I) the Technology License Agreement, and (II) the Subgrant Agreement;

(b) to the Valero Member, (I) the Fee and Royalty Agreement, (II) the Warrant Purchase Agreement, and (III) the Tranche 2-A Warrant;

(c) to the Frontier Member, the Subgrant Agreement;

(d) to the Company and the Valero Member, the certificate contemplated by Section 5.1(d); and

2.6 Items to Be Delivered by Valero Services at Closing. Simultaneously with the Closing, Valero Services shall execute and deliver or cause to be executed and delivered:

(a) to the Company, the Construction Management Agreement; and

(b) to the Company and the Frontier Member, the certificate contemplated by Section 5.2(d).

2.7 Items to Be Delivered by VMSC at Closing. Simultaneously with the Closing, VMSC shall execute and deliver or cause to be executed and delivered:

(a) to the Company, the Ethanol Marketing Agreement; and

(b) to the Company and the Frontier Member, the certificate contemplated by Section 5.2(e).

2.8 Items to Be Delivered by JML at Closing. Simultaneously with the Closing, JML shall execute and/or deliver or cause to be executed and/or delivered with respect to the contribution of the Real Property (which is being made by JML for the account of the Frontier Member), to the Company and the Title Company, as applicable, (I) the Deed, (II) an Affidavit of JML certifying that JML is not a “foreign person” as defined in the Federal Foreign Investment and Real Property Tax Act of 1980, and the 1984 Tax Reform Act, as amended, (III) the Title Policy, and (IV) such other documents and instruments as are reasonably required by the Title Company in connection with the issuance of its title insurance policy to the Company.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE VALERO PARTIES

Through the delivery of the certificates contemplated in Section 5.2, the Valero Parties will, effective as of the Closing Date and not as of the date of this Agreement, represent and warrant to the Company and the Frontier Member that:

3.1 Existence and Good Standing; Ownership. Each of the Valero Parties is duly formed, validly existing and in good standing under the Applicable Laws of its jurisdiction of

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

incorporation or organization and is duly qualified to do business, and is in good standing, in each jurisdiction in which the character of the properties owned or leased by it or in which the conduct of its business requires it to be so qualified, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect. Each of the Valero Parties has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted in all material respects.

3.2 Authorization of Agreement. Each of the Valero Parties has all requisite corporate or similar entity power and authority to enter into this Agreement and has all requisite corporate or similar entity power and authority to perform all of its obligations hereunder. The Valero Member has all requisite corporate or similar entity power and authority to enter into the JV Agreement and has all requisite corporate or similar entity power and authority to perform its obligations thereunder. At or prior to the Closing, each of the Valero Parties will have all requisite corporate or similar entity power and authority to enter into each Ancillary Agreement to which it is a party and will have all requisite corporate or similar entity power and authority to perform all of its obligations thereunder. Each of the Valero Parties has taken all action necessary to authorize the execution, deliver and performance of this Agreement and the JV Agreement (to the extent a party thereto). At or prior to the Closing, each of the Valero Parties will have taken all action necessary to authorize the execution, delivery and performance of each of the Ancillary Agreements to which it is a party.

(b) This Agreement has been, and each of the Ancillary Agreements shall be at or prior to the Closing, duly executed and delivered by each of the Valero Parties (to the extent a party thereto) and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitutes, and each of the Ancillary Agreements when so executed and delivered shall constitute, a legal, valid and binding obligation of each of the Valero Parties (to the extent a party thereto), enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Applicable Laws relating to or affecting the rights of creditors generally, and (ii) limitations imposed by Applicable Law or equitable principles upon the enforceability of any of the remedies, covenants or other provisions of this Agreement or such Ancillary Agreements and upon the availability of injunctive relief or other equitable remedies.

3.3 Conflicts; Consents of Third Parties.

(a) The execution, delivery and performance of this Agreement and the JV Agreement do not, and the execution, delivery and performance of any of the Ancillary Agreements to which any of the Valero Parties is a party will not, conflict with or result in a violation of (i) the Charter Documents of the Valero Parties, (ii) any Applicable Law, order or Permit applicable to the Valero Parties or any of their assets and properties, or (iii) currently or with the passage of time, any Contract or Permit to which any of the Valero Parties is a party or by which any of its properties or assets are bound (or result in the creation or imposition of a Lien upon any material property or assets of the Valero Parties), other than, in the case of clauses (ii) and (iii), any conflict, violation or Lien that would not have a Material Adverse Effect. There are no Claims pending or, to the Knowledge of the Valero Parties, threatened against the Valero Parties relating to or affecting the Valero Parties or any of their assets and properties that could reasonably be expected to result in the issuance of an order (i) restraining, enjoining or otherwise

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Ancillary Agreements to which any of the Valero Parties is a party or (ii) that would be likely to result in a Material Adverse Effect.

(b) The execution and delivery of this Agreement and the JV Agreement do not, and the execution and delivery of each of the Ancillary Agreements to which any of the Valero Parties is a Party will not, require the Valero Parties to obtain any approval or consent of, or make any notice to or filing with, any Person or Governmental Entity, other than approvals, consents, notices and filings obtained or made prior to the Closing Date or as may be listed on Schedule 3.3(b) which may be delivered by the Valero Parties to the Company prior to the Closing and attached hereto.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE FRONTIER PARTIES

Through the delivery of the certificates contemplated in Section 5.1, each of the Frontier Parties will, effective as of the Closing Date and not as of the date of this Agreement, represent and warrant to the Company and the Valero Member the matters set forth in Section 4.1, Section 4.2 and Section 4.3 below. Each of the Frontier Parties will make such representations and warranties only with respect to itself. Through the delivery of the certificate contemplated in Section 5.1, the Frontier Member and/or JML, as the case may be, will, effective as of the Closing Date and not as of the date of this Agreement, represent and warrant to the Company and the Valero Member the matters set forth in Section 4.4 below. For the avoidance of doubt, representations and warranties with respect to the Frontier Member, JML and the Real Property set forth in Section 4.4 shall be deemed made solely by the Frontier Member and/or JML, as the case may be, and Mascoma shall not have responsibility therefor.

4.1 Existence and Good Standing; Ownership. Each of the Frontier Parties is duly formed, validly existing and in good standing under the Applicable Laws of its jurisdiction of incorporation or organization and is duly qualified to do business, and is in good standing, in each jurisdiction in which the character of the properties owned or leased by it or in which the conduct of its business requires it to be so qualified, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect. Each of the Frontier Parties has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted in all material respects.

4.2 Authorization of Agreement.

(a) Each of the Frontier Parties has all requisite corporate or similar entity power and authority to enter into this Agreement and has all requisite corporate or similar entity power and authority to perform all of its obligations hereunder. The Frontier Member has all requisite corporate or similar entity power and authority to enter into the JV Agreement and has all requisite corporate or similar entity power and authority to perform its obligations thereunder. At or prior to the Closing, each of the Frontier Parties will have all requisite corporate or similar entity power and authority to enter into each Ancillary Agreement to which it is a party and will have all requisite corporate or similar entity power and authority to perform all of its obligations thereunder. Each of the Frontier Parties has taken all action necessary to authorize the execution,

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

deliver and performance of this Agreement and the JV Agreement (to the extent a party thereto). At or prior to the Closing, each of the Frontier Parties will have taken all action necessary to authorize the execution, delivery and performance of each of the Ancillary Agreements to which it is a party.

(b) This Agreement has been, and each of the Ancillary Agreements shall be at or prior to the Closing, duly executed and delivered by each of the Frontier Parties (to the extent a party thereto) and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitutes, and each of the Ancillary Agreements when so executed and delivered shall constitute, a legal, valid and binding obligation of each of the Frontier Parties (to the extent a party thereto), enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Applicable Laws relating to or affecting the rights of creditors generally, and (ii) limitations imposed by Applicable Law or equitable principles upon the enforceability of any of the remedies, covenants or other provisions of this Agreement or such Ancillary Agreements and upon the availability of injunctive relief or other equitable remedies.

4.3 Conflicts; Consents of Third Parties.

(a) The execution, delivery and performance of this Agreement and the JV Agreement do not, and the execution, delivery and performance of any of the Ancillary Agreements to which any of the Frontier Parties is a party will not, conflict with or result in a violation of (i) the Charter Documents of the Frontier Parties, (ii) any Applicable Law, order or Permit applicable to the Frontier Parties or any of their assets and properties, or (iii) currently or with the passage of time, any Contract or Permit to which any of the Frontier Parties is a party or by which any of its properties or assets, including the Real Property, are bound (or result in the creation or imposition of a Lien upon any material property or assets of the Frontier Parties, including the Real Property), other than, in the case of clauses (ii) and (iii), any conflict, violation or Lien that would not have a Material Adverse Effect. There are no Claims pending or, to the Knowledge of the Frontier Parties, threatened against the Frontier Parties relating to or affecting the Frontier Parties or any of their assets and properties that could reasonably be expected to result in the issuance of an order (i) restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Ancillary Agreements to which any of the Frontier Parties is a party or (ii) that would be likely to result in a Material Adverse Effect.

(b) The execution and delivery of this Agreement and the JV Agreement do not, and the execution and delivery of each of the Ancillary Agreements to which any of the Frontier Parties is a Party will not, require the Frontier Parties to obtain any approval or consent of, or make any notice to or filing with, any Person or Governmental Entity, other than approvals, consents, notices and filings obtained or made prior to the Closing Date or as may be listed on Schedule 4.3(b) which may be delivered by the Frontier Parties to the Company prior to the Closing and attached hereto.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

4.4 Real Property.

(a) JML represents and warrants that JML has good and marketable title to the Real Property, subject to no Liens of any kind in, to or on said Real Property, except for the Permitted Exceptions, Permitted Liens and Encumbrances and as may otherwise be shown on the Commitment.

(b) No Claims are pending or, to the Knowledge of the Frontier Member and JML, threatened, against the Real Property, or to the Knowledge of JML threatened against JML, which could reasonably be expected to have a material adverse effect on development or use of the Real Property for the anticipated Facility.

(c) The Frontier Member represents and warrants that it has not received any written notice of nor, to the Knowledge of the Frontier Member, is there any pending or contemplated condemnation, eminent domain or similar proceeding affecting the Real Property or any part thereof. JML represents and warrants that it has not received any written notice of nor, to the Knowledge of JML, is there any pending or threatened condemnation, eminent domain, or similar proceeding affecting the Real Property or any part thereof.

(d) JML represents and warrants with respect to itself and the Frontier Member represents and warrants with respect to itself that it has complied and is in compliance in all material respects with all Applicable Laws and all restrictive and/or protective covenants applicable to the Real Property, except such noncompliance that could not reasonably be expected to have a material adverse effect on development or use of the Real Property for the anticipated Facility.

(e) Except for an Access Agreement dated as of June 24, 2010, with the Frontier Member or as disclosed herein or provided to the Company in writing pursuant to this Agreement, (i) JML represents and warrants that there are no contracts, arrangements or commitments of JML in connection with the Real Property and there are no leases or any other parties in possession of the Real Property or having any rights to possession of the Real Property, and (ii) the Frontier Member represents and warrants that there are no contracts, arrangements or commitments of the Frontier Member in connection with the Real Property and that there are no leases or any other parties in possession of the Real Property or having any rights to possession of the Real Property. No party has any option to acquire or lease all or any part of the Real Property except as contemplated in this Agreement.

(f) (i) There are no unpaid assessments (governmental or otherwise) for sewer, water, paving, electrical power, improvements or otherwise incurred or levied or otherwise affecting the Real Property except as may otherwise be shown on the Commitment; (ii) to the Knowledge of JML, no such assessments are threatened; (iii) to the Knowledge of the Frontier Member, no such assessments are threatened; and (iv) JML represents and warrants with respect to itself and the Frontier Member represents and warrants with respect to itself that it has made no commitments (other than payment of taxes) to any government authority, utility company, religious body, home-owners group or association, or any other entity relating to the Real Property which would impose an obligation on the Company or its successors or assigns to make any contribution or dedication of money or land or to construct or maintain any improvements of a

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

public or private nature on or off of the Real Property, except such commitments as may be contemplated by the Renaissance Zone Development Agreement: Renewable Energy Facility, dated December 7, 2010, among the Michigan Strategic Fund, Longyear Realty Corporation (a party related to JML) and the Frontier Member, as it may be modified (“RZDA”), the Michigan Grant Program, this Agreement or the JV Agreement.

(g) To the Knowledge of JML, the Real Property is free from and has not been used for the storage, holding, existence, manufacture, release, treatment, abatement, removal, disposition, handling, transportation, or disposal of any Hazardous Materials from, under, into, or on the Real Property, other than the use, handling, storage, or sale of any such materials in not significant quantities in the ordinary course of business and in accordance with all Applicable Laws. To the Knowledge of the Frontier Member, the Real Property is free from and has not been used for the storage, holding, existence, manufacture, release, treatment, abatement, removal, disposition, handling, transportation, or disposal of any Hazardous Materials from, under, into, or on the Real Property, other than the use, handling, storage, or sale of any such materials in not significant quantities in the ordinary course of business and in accordance with all Applicable Laws. “Hazardous Materials” means (i) any “hazardous waste” as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and the regulations promulgated thereunder (“RCRA”); (ii) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) (“CERCLA”), as amended from time to time, and the regulations promulgated thereunder; (iii) any petroleum-based products; (iv) any substance which by any applicable governmental requirements requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment, or disposal; and (vi) any other substances which are now classified or considered to be hazardous or toxic under applicable governmental requirements.

ARTICLE V.

CONDITIONS TO CLOSING

5.1 Conditions Precedent to Obligations of the Valero Parties. The obligations of the Valero Parties to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived expressly in writing by the Valero Parties in whole or in part to the extent permitted by Applicable Law):

(a) each of the representations and warranties of the Frontier Parties contained in Article IV and qualified as to materiality shall be true and correct as of the Closing Date, and all representations and warranties of the Frontier Parties contained in Article IV and not qualified as to materiality shall be true and correct in all material respects as of the Closing Date;

(b) the Frontier Parties shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(c) the Company and the Valero Member shall have been furnished with a certificate (dated the Closing Date and in form and substance reasonably satisfactory to the Valero Member) executed by the chief executive officer of the Frontier Member certifying as to the fulfillment of the conditions specified in Sections 5.1(a) and 5.1(b) that are applicable to the Frontier Member;

(d) the Company and the Valero Member shall have been furnished with a certificate (dated the Closing Date and in form and substance reasonably satisfactory to the Valero Member) executed by the chief executive officer of Mascoma certifying as to the fulfillment of the conditions specified in Sections 5.1(a) and 5.1(b) that are applicable to Mascoma;

(e) the Company and the Valero Member shall have been furnished with a certificate (dated the Closing Date and in form and substance reasonably satisfactory to the Valero Member) executed by the chief executive officer of JML certifying as to the fulfillment of the conditions specified in Sections 5.1(a) and 5.1(b) that are applicable to JML;

(f) the Frontier Member shall have executed and/or delivered to the Company and, if applicable, the Valero Member at the Closing all of the documents required to be executed and/or delivered by the Frontier Member pursuant to Section 2.4;

(g) Mascoma shall have executed and/or delivered to the Company and, if applicable, the Valero Member at the Closing all of the documents required to be executed and/or delivered by Mascoma pursuant to Section 2.5;

(h) JML shall have executed and/or delivered to the Company at the Closing all of the documents required to be executed and/or delivered by JML pursuant to Section 2.8;

(i) The respective executive management and/or boards (or other governing bodies) of Valero Energy Corporation, Valero Services, VMSC, and the Valero Member shall have approved, which approval may be given or not given in each such executive management’s and/or board’s sole discretion, the Ancillary Agreements;

(j) no Claim shall have been instituted or threatened or Claim made against any of the Frontier Parties, the Valero Parties or the Company seeking to restrain or prohibit or obtain substantial damages with respect to the consummation of the transactions contemplated hereby or by the JV Agreement, and there shall not be in effect any order by a Governmental Entity of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby or by the JV Agreement;

(k) the Title and Survey Review Period shall have ended;

(l) the Company and other appropriate parties shall have executed and delivered at the Closing the Enzyme Agreements;

(m) the U.S. Department of Energy and Mascoma shall have entered into at or prior to the Closing a Cooperative Agreement and associated Special Terms and Conditions in form and substance agreed to by the Valero Member, in its sole discretion;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(n) the Valero Member shall have received (i) bids for the engineering, procurement, and construction of the Facility that are satisfactory in the sole discretion of the Valero Member and (ii) the form of the EPC Contract, in form and substance agreed by the Valero Member in its sole discretion;

(o) the business plan contained in the Project Execution Plan shall have been completed to the satisfaction of the Valero Member in its sole discretion;

(p) the Valero Member shall be satisfied, in its sole discretion, that the RZDA is in full force and effect and is valid and enforceable in accordance with its terms; and

(q) the Valero Member shall be fully and finally satisfied, in its sole discretion, with all legal, accounting, tax, commercial, operational and other diligence with respect to (i) the Frontier Parties, (ii) each of the Frontier Parties’ respective assets to be utilized by the Company, (iii) the Facility, and (iv) the proposed development and operation of the Business.

5.2 Conditions Precedent to Obligations of the Frontier Parties. The obligations of the Frontier Parties to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived expressly in writing by the Frontier Member in whole or in part to the extent permitted by Applicable Law):

(a) each of the representations and warranties of the Valero Parties contained in Article III and qualified as to materiality shall be true and correct as of the Closing Date, and all representations and warranties of the Valero Parties contained in Article III and not qualified as to materiality shall be true and correct in all material respects as of the Closing Date;

(b) the Valero Parties shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date;

(c) the Company and the Frontier Member shall have been furnished with a certificate (dated the Closing Date and in form and substance reasonably satisfactory to the Frontier Member) executed by an officer of the Valero Member certifying as to the fulfillment of the conditions specified in Sections 5.2(a) and 5.2(b);

(d) the Company and the Frontier Member shall have been furnished with a certificate (dated the Closing Date and in form and substance reasonably satisfactory to the Frontier Member) executed by an officer of Valero Services certifying as to the fulfillment of the conditions specified in Sections 5.2(a) and 5.2(b);

(e) the Company and the Frontier Member shall have been furnished with a certificate (dated the Closing Date and in form and substance reasonably satisfactory to the Frontier Member) executed by an officer of VMSC certifying as to the fulfillment of the conditions specified in Sections 5.2(a) and 5.2(b);

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(f) the Valero Member shall have executed and/or delivered to the Company and, if applicable, the Frontier Member and/or Mascoma at the Closing all of the documents required to be executed and/or delivered by the Valero Member pursuant to Section 2.3;

(g) Valero Services shall have executed and/or delivered to the Company and, if applicable, the Frontier Member at the Closing all of the documents required to be executed and/or delivered by Valero Services pursuant to Section 2.6;

(h) VMSC shall have executed and/or delivered to the Company and, if applicable, the Frontier Member at the Closing all of the documents required to be executed and/or delivered by VMSC pursuant to Section 2.7; and

(i) The respective executive management and/or boards (or other governing bodies) of the Frontier Parties (as applicable) shall have approved, which approval may be given or not given in each such executive management’s and/or board’s sole discretion, the Ancillary Agreements;

(j) no Claim shall have been instituted or threatened or Claim made against any of the Frontier Parties, the Valero Parties or the Company seeking to restrain or prohibit or obtain substantial damages with respect to the consummation of the transactions contemplated hereby or by the JV Agreement, and there shall not be in effect any order by a Governmental Entity of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby or by the JV Agreement;

(k) the U.S. Department of Energy and Mascoma shall have entered into at or prior to the Closing a Cooperative Agreement and associated Special Terms and Conditions in form and substance agreed to by the Frontier Member, in its sole discretion;

(l) the Frontier Member shall have received (i) bids for the engineering, procurement, and construction of the Facility that are satisfactory in the sole discretion of the Frontier Member and (ii) the form of the EPC Contract, in form and substance agreed by the Frontier Member in its sole discretion;

(m) the business plan contained in the Project Execution Plan shall have been completed to the satisfaction of the Frontier Member in its sole discretion; and

(n) the Frontier Member shall be fully and finally satisfied, in its sole discretion, with all legal, accounting, tax, commercial, operational and other diligence with respect to (i) the Valero Parties, (ii) each of the Valero Parties’ respective assets to be utilized by the Company, (iii) the Facility, and (iv) the proposed development and operation of the Business.

ARTICLE VI.

REAL PROPERTY MATTERS

6.1 Direct Deeding of Real Property. The Frontier Member and Valero Member acknowledge that the JV Agreement contemplates a contribution of the Real Property by the Frontier Member to the Company. As a matter of convenience, the parties agree that the conveyance of title to the Real Property may be made directly by JML to the Company but such

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

conveyance is for the account of the Frontier Member and, for purposes of the JV Agreement, shall be deemed to have occurred so that ownership of the Real Property (including all beneficial rights and incidents thereto) had been transferred at the Closing by JML to the Frontier Member and concurrently thereafter by the Frontier Member to the Company.

6.2 Property Taxes, Utilities and Other Expenses.

(a) All Property Taxes and installments of special assessments, if any, that relate to tax periods on or before the Closing Date, regardless of when due and payable, will be paid by JML. All Property Taxes and installments of special assessments, if any, that relate to tax periods after the Closing Date, regardless of when due and payable, will be paid by the Company. All Property Taxes, if any, for the year in which the Closing occurs shall be prorated between the Company and JML based on days of ownership for the year in which the Closing occurs. If the current year’s Property Taxes are not known as of Closing, the parties shall, upon Closing, enter into a proration agreement which shall provide that the Property Taxes subject to proration shall be based on the previous year’s millage rate applied against the most recent assessed valuation, with an adjustment being made between the Company and JML when the current year’s Property Taxes are known. If this transfer or the Company’s use of the Real Property after Closing results in the requirement to pay recapture or other additional Property Taxes for periods prior to Closing as a result of the Real Property being enrolled in or benefiting from any commercial forest, agricultural, or similar program, such recapture or other additional Property Taxes shall be the obligation of JML. If JML’s or the Frontier Member’s breach of the RZDA prior to Closing results, at any time, in the obligation to pay Property Taxes not otherwise payable under the RZDA, such Property Taxes shall be the obligation of JML or the Frontier Member, as the case may be.

(b) All utility expenses and other charges related to the Real Property will be prorated between the Company and the Frontier Member on a per diem basis (the Frontier Member will be responsible for pre-Closing periods and the Company will be responsible for post-Closing periods).

6.3 Title and Survey.

(a) Survey(s). Within forty-five (45) days after the date hereof, JML will deliver to the Company, the Valero Member and the Title Company a survey (herein the “Survey”) of the Real Property, prepared by UP Engineers and Architects, in such form and content as to permit the deletion of the “survey exception” for all matters other than shortages in area of the land from the Title Policy. The Survey shall contain a certificate specifically addressed to the Company, the Valero Member and the Title Company that certifies that the Survey was made in accordance with the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys jointly established and adopted by ALTA, ACSM and NSPS in 2011, including Items 1-4, 6(a), 8, 11(a), 13, 14, 16, 18, 19, and 21 ($1,000,000) from Optional Table A thereof. The Survey shall, at minimum, include, the boundary lines of the Real Property, the location of all paved or unpaved roadways and alleys (both those roads on the Real Property and those adjacent thereto), all visible or recorded easements, and rights-of-way affecting the Real Property (setting forth book and page number of the recorded instruments), together with visible improvements, signs, fences, drainage ditches, waterways, streams, rivers, creeks, railroad tracks,

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

building set-back lines, encroachments, protrusions, landfill, and electric telephone, sewer, water, other above-ground utility facilities on or immediately adjacent to the Real Property. In addition, the Survey shall also depict the wetland delineation data provided to the surveyor.

(b) Title Commitment. The Valero Member acknowledges receipt of a commitment for Title Insurance from the Title Company (Commitment No. 08-22954, effective date 11/21/11) (herein the “Commitment” ), together with complete and legible copies of all instruments that create or evidence exceptions to title (herein the Title “Documents” ). JML shall request the Title Company to modify such Commitment to require the Title Company to provide the Company, at the Closing, with a fully paid Owner’s Policy of Title Insurance (the “Title Policy” ) covering the Real Property in the amount of the Land Contribution Amount, which Title Policy shall further permit the Company, at its expense, to increase the amount thereof to include the cost of improvements subsequently made to the Real Property or to purchase a new Owner’s Policy of Title Insurance covering the Real Property for the aggregate amount of the Title Policy plus the cost of such improvements (provided that the premium for such new Owner’s Policy of Title Insurance shall be based only upon the incremental increase in the amount thereof above the amount of the Title Policy or at a minimum benefit from a re-issue credit), subject to the preprinted exceptions set forth therein.

6.4 Title and Survey Objections.

(a) On or before the expiration of the Title and Survey Review Period, the Valero Member may object to any items related to the Commitment and Survey that could interfere with the anticipated use of the Real Property by the Company for the Business (a “Defect” ). If the Valero Member fails to object to any Defect by written notice to the Frontier Member and JML prior to expiration of the Title and Survey Review Period, the Valero Member shall be deemed to have elected not to object to such item. The Valero Member shall give the Frontier Member and JML written notice of its objections to a Defect (herein the “Title and Survey Objections” ) prior to expiration of the Title and Survey Review Period. All of the exceptions set forth on the Commitment or the Survey not objected to or which are deemed not objected to by the Valero Member on or before the expiration of the Title and Survey Review Period shall constitute the “Permitted Exceptions.”

(b) If the Valero Member duly and timely objects to any Defect, the Valero Member may terminate this Agreement unless the Frontier Member or JML, prior to the Closing, agrees in writing to endeavor to cure the Valero Member’s objections to such Defect and in fact cures such item by the Closing (without any obligation on the part of the Frontier Member or JML to do so). In addition, the Valero Member shall have five (5) Business Days from receipt of any updates or continuations of the Commitment identifying new encumbrances to notify the Frontier Member and JML of any objections to any Defect not previously contained in the Commitment, in the same manner as provided above, and the Title and Survey Objection Period will be extended, to the extent necessary, so that the Title and Survey Objection Period ends not sooner than five (5) Business Days after the Valero Member’s receipt of any such update or continuation of the Commitment which identifies a new encumbrance.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

6.5 [Intentionally Omitted].

6.6 Inspections.

(a) Prior to the Closing, the Valero Member and its authorized agents, employees, contractors, and experts (“Valero Member’s Experts”) may, at the expense of the Company, conduct such soil, environmental and/or other studies or tests or reviews that the Valero Member or the Valero Member’s Experts deem advisable, and if this Agreement is not consummated, the Valero Member shall ensure that the Real Property is returned to substantially the same condition existing prior to such studies, at the Valero Member’s expense (herein the “Property Inspection”). The Valero Member shall not permit the Property Inspection to be conducted in any manner that creates any unsafe or hazardous condition on the Real Property or that unreasonably disturbs, interrupts, or interferes with any persons, including, without limitation, tenants or other occupants of neighboring properties, or their employees, customers or invitees. JML hereby grants to the Valero Member and the Valero Member’s Experts a license to enter upon the Real Property for the purposes of performing the Property Inspection.

(b) Within five (5) days of the date hereof, JML and/or the Frontier Member will deliver to the Valero Member copies of the following items, to the extent the same are within the custody, control, or possession of JML or any of JML’s affiliates or the Frontier Member (“Existing Reports”): any actual or proposed lease, license or contract pertaining to the Real Property currently in effect or under negotiation; utility capacity letters from the electric, water and sewer service providers serving the Real Property; all environmental, soil, topography, hydrology, vegetation, traffic, archeological, karst, or endangered species reports, studies, notices, and assessments relating to the Real Property; reports or notices from any governmental agencies affecting the Real Property; any agreement with third parties encumbering or affecting the current or future development of the Real Property; any and all present, pending or threatened claims against the Real Property that are known to JML or the Frontier Member; and any other report, agreement, writing or instrument relating to or affecting the use of the Real Property.

6.7 Project Expenses. The Title Commitment and Title Policy costs shall be at the expense of JML or the Frontier Member, provided that the cost of (i) increasing the amount of the Title Policy to include the cost of improvements subsequently made to the Real Property or obtaining a new Owner’s Policy of Title Insurance covering the Real Property for the aggregate amount of the Title Policy plus the cost of such improvements (to the extent that the premium for such new Owner’s Policy of Title Insurance shall be based only upon the incremental increase in the amount thereof above the amount of the Title Policy) (ii) the deletion of the survey exception and (iii) any other endorsement, if requested by the Valero Member, will be at the Company’s expense. The Company shall be responsible for all recording fees, survey costs, environmental inspection costs, transfer taxes, and any other fees of the Title Company.

ARTICLE VII.

TERMINATION

7.1 Termination of Agreement. This Agreement may be terminated by written notice at any time prior to the Closing:

(a) by the Valero Parties if satisfaction of any of the conditions set forth in Section 5.1(a) – (o) is or becomes impossible (other than through the failure of a Valero Party to comply with its obligations under this Agreement) and the Valero Parties have not waived the condition on or before the Closing Date.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(b) by the Frontier Parties if satisfaction of any of the conditions set forth in Section 5.2(a) – (m) is or becomes impossible (other than through the failure of a Frontier Party to comply with its obligations under this Agreement) and the Frontier Parties have not waived the condition on or before the Closing Date.

(c) by the Valero Member in accordance with Section 6.4.

(d) by either the Frontier Member or the Valero Member if the Closing has not occurred (other than through the failure of the party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before April 30, 2012 (as such date may be extended by mutual written agreement of the Valero Member and the Frontier Member).

(e) By either the Valero Member or the Frontier Member, if the Company is dissolved by the Valero Member and the Frontier Member.

(f) by the Valero Parties if satisfaction of the condition set forth in Section 5.1(q) is or becomes impossible in the sole discretion of the Valero Parties.

(g) by the Frontier Parties if satisfaction of the condition set forth in Section 5.2(n) is or becomes impossible in the sole discretion of the Frontier Parties.

7.2 Effect of Termination. If this Agreement is terminated in accordance with Section 7.1 and the transactions contemplated hereby are not consummated, (i) each party shall redeliver all documents, work papers and other materials of the other parties hereto, and all copies of any such materials, relating to the transactions contemplated hereby or by the JV Agreement, whether obtained before or after the execution hereof, to the party furnishing the same, and (ii) none of the parties shall have any liability or further obligation to any other party to this Agreement resulting from such termination. If this Agreement is terminated, the JV Agreement shall terminate and the Frontier Member and Valero Member will voluntarily dissolve the Company.

ARTICLE VIII.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

In no event shall any of the parties hereto be deemed to make any of the representations and warranties in Article III or Article IV unless and until the Closing occurs. The representations and warranties of the parties contained in Section 3.1, Section 3.2, Section 4.1 and Section 4.2 shall survive the Closing indefinitely; the representations and warranties in Section 4.4(a) shall not survive the Closing (and the Company shall look solely to the Title Policy for any claims relating to title to the Real Property, other than claims made with respect to the warranty of title set forth in the Deed) and all other representations and warranties in Article III or Article IV shall survive the Closing for a period of eighteen (18) months.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

8.1 Indemnification by Frontier Parties. A Frontier Party shall indemnify and hold harmless the Company, the Valero Parties, and their respective Affiliates, directors, officers, employees, agents, successors and assigns, harmless from, against, and in respect of any and all Losses arising out of or resulting from (a) any misrepresentation, nonfulfillment or breach of any representation or warranty made by it contained in this Agreement or (b) any failure by it to observe any of its covenants contained in this Agreement.

8.2 Indemnification by the Valero Parties. The Valero Parties shall indemnify and hold the Company, the Frontier Member and Mascoma, and their respective Affiliates, directors, officers, employees, agents, successors and assigns, harmless from, against, and in respect of any and all Losses arising out of or resulting from (a) any misrepresentation, nonfulfillment or breach of any representation or warranty of the Valero Parties contained in this Agreement or (b) any failure to observe any covenant of the Valero Parties contained in this Agreement.

8.3 Procedure for Claims between Parties. If a Claim for Losses is to be made by a Person entitled to indemnification hereunder (an “Indemnitee”), the Indemnitee shall give written notice (a “Notice”) to the party from whom indemnification is to be sought hereunder (the “Indemnitor”) as soon as practicable after the Indemnitee becomes aware of any fact, condition or event which may give rise to Losses for which indemnification may be sought under this Article VIII. Any failure to provide any such Notice in a timely manner to the Indemnitor shall not relieve the Indemnitor of any liability hereunder, except to the extent (and only to the extent) the Indemnitor is materially prejudiced by such failure. Each Notice shall set forth (a) the specific representation, and warranty or covenant alleged to have been breached or other basis for indemnification, (b) the nature and amount of the Claim asserted, together with sufficient facts relating thereto so that the Indemnitor may reasonably evaluate such Claim and (c) a calculation or good faith estimate, if such can be reasonably calculated, of the aggregate Losses to which the Indemnitee believes it is entitled in connection with the Claim. If the Indemnitor, within twenty (20) Business Days after receipt of the Notice, does not give written notice to the Indemnitee stating its intent to contest such Claim, the Claim shall be deemed accepted and the amount of the Claim shall be deemed a valid Claim. If the Indemnitor shall contest the assertion of a Claim by giving such written notice to the Indemnitee within such 20-Business Day period, then such dispute will be resolved in accordance with the terms, conditions, rules and procedures set forth in Section 12.20 of the JV Agreement.

8.4 Defense of Third Party Claims. The following procedures shall be applicable with respect to the indemnification obligations of a party hereunder in respect of any Claim asserted or brought by any third party or parties (such Claim being referred to herein as a “Third Party Claim”):

(a) Promptly after receipt by an Indemnitee of written notice of the assertion or the commencement of any Third Party Claim with respect to any matter within the scope of this Article VIII, the Indemnitee shall give written notice thereof (a “Third Party Claim Notice” ) to the Indemnitor and shall thereafter keep the Indemnitor reasonably informed with respect thereto; provided, however, that the failure of the Indemnitee to give the Indemnitor prompt notice as provided herein shall not relieve the Indemnitor of its indemnification obligations hereunder, unless such failure results in (i) a default judgment, (ii) the expiration of the time to answer a complaint or (iii) material prejudice to the Indemnitor’s defense of such Third Party Claim. In

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case any such Third Party Claim is brought against any Indemnitee, the Indemnitor shall be entitled to assume the defense thereof by giving the Indemnitee written notice of its intention to do so within thirty (30) days after receipt of the Third Party Claim Notice, with counsel reasonably satisfactory to the Indemnitee at the Indemnitor’s own expense; provided, however, that the Indemnitor shall not be entitled to assume the defense if the named parties to any such Third Party Claim (including any impleaded parties) include both the Indemnitee and the Indemnitor, and the Indemnitor shall have been advised by such counsel that there is one or more legal defenses available to it that are in addition to or in conflict with those available to the Indemnitee. If the Indemnitor shall assume the defense of such Third Party Claim, it shall not settle such Third Party Claim without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld, conditioned or delayed, unless such settlement includes an unconditional release of the Indemnitee from all liability arising out of such Third Party Claim. Notwithstanding the assumption by the Indemnitor of the defense of any Third Party Claim as provided in this Section 8.4, the Indemnitee shall be permitted to join in the defense of such Third Party Claim and to employ counsel at its own expense.

(b) If the Indemnitor shall fail to notify the Indemnitee of its desire to assume the defense of any such Third Party Claim within the prescribed period of time, or shall not be entitled to assume the defense of any such Third Party Claim, then the Indemnitee shall control and conduct the defense of any such Third Party Claim at the reasonable cost and expense of the Indemnitor, in which event it may do so in such manner as it may deem appropriate; provided, however, that it shall not settle any Third Party Claim which would give rise to material liability on the part of the Indemnitor without the prior written consent of the Indemnitor, which shall not be unreasonably withheld, conditioned or delayed. The Indemnitor shall be permitted to join in the defense of such Third Party Claim and to employ counsel at its own expense.

ARTICLE IX.

MISCELLANEOUS

9.1 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

9.2 Amendments. Except as otherwise expressly provided herein, this Agreement may be amended, modified or waived only with the written consent of the Frontier Member and the Valero Member, of if such amendment relates to any provision concerning the Real Property, by JML. Any such amendment, modification or waiver entered into or made in accordance with this Section 9.2 shall be binding on all parties hereto.

9.3 No Third Party Rights. None of the provisions contained in this Agreement shall be for the benefit of or enforceable by any third parties, including creditors of the Company.

9.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law in any jurisdiction, such invalidity, illegality or unenforceability will not

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein but only to the minimum extent necessary to circumvent such invalidity, illegality or unenforceability, and in such a manner as to preserve to the maximum extent the original intention of this Agreement.

9.5 Successors and Assigns; Assignment. All covenants and agreements contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns, whether so expressed or not. No assignment of this Agreement or of any rights or obligations hereunder may be made by any of the parties hereto without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void; provided, however, that the Frontier Member or the Valero Member may assign this Agreement and any or all rights or obligations hereunder to any Affiliate of the Frontier Member or the Valero Member, respectively, without the prior written consent of the other parties hereto.

9.6 Interpretive Matters. In this Agreement, unless otherwise specified or where the context otherwise requires:

(a) the headings of particular provisions of this Agreement are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement;

(b) words importing any gender shall include other genders;

(c) words importing the singular only shall include the plural and vice versa;

(d) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation” for all purposes outside this Section 9.6;

(e) the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement;

(f) references to “Articles,” “Sections,” “Schedules” or “Exhibits” shall be to Articles, Sections, Schedules or Exhibits of or to this Agreement;

(g) references to any Person include the permitted successors and assigns of such Person;

(h) except as otherwise expressly provided herein, wherever a conflict exists between this Agreement and any other agreement referenced herein, this Agreement shall control but solely to the extent of such conflict;

(i) references to any agreement or contract, unless otherwise stated, are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; and

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(j) the parties hereto have participated jointly in the negotiation and drafting of this Agreement; accordingly, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

9.7 Counterparts. This Agreement may be executed simultaneously in two or more separate counterparts, any one of which need not contain the signatures of more than one party, but each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

9.8 Delivery by Facsimile or E-mail. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or other form of electronic transmission (including by e-mailed PDF) producing a facsimile of the signing party’s signature, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or other form of electronic communication (including e-mailed PDF) to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other form of electronic communication (including e-mailed PDF) as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

9.9 Entire Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. As of the date hereof, other than the Ancillary Agreements, there are no other agreements between the parties relating to the subject matter hereof.

9.10 Arbitration. Except as necessary to enforce any arbitral award, any controversy or claim, whether based on contract, tort, statute or other legal or equitable theory (including any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Agreement including this Section 9.10) arising out of or related to this Agreement, or the breach or termination of this Agreement, will be resolved in accordance with the terms, conditions, rules and procedures set forth in Section 12.20 and Exhibit B of the JV Agreement.

9.11 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

9.12 Exclusive Jurisdiction. Subject to Section 9.10 and without waiving the same, each of the parties hereto hereby submits to the exclusive jurisdiction of any federal court sitting in New York, New York, in any action arising out of or relating to this Agreement and agrees that all claims in respect of such action may be heard and determined in any such court. Each party hereto also agrees, subject to Section 9.10 and only to the extent expressly permitted herein, not to bring any action arising out of or relating to this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

9.13 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE OF ANY NATURE WHATSOEVER THAT MAY ARISE BETWEEN THEM, INCLUDING THOSE DISPUTES RELATING TO OR INVOLVING, IN ANY WAY THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN THE PARTIES, THE PROVISIONS OF ANY APPLICABLE LAW NOTWITHSTANDING. By execution of this Agreement, each of the parties hereto acknowledges and agrees that such party has had an opportunity to consult with legal counsel and that such party knowingly and voluntarily waives any right to a trial by jury of any dispute pertaining to or relating in any way to the transactions contemplated by this Agreement, the provisions of any Applicable Law notwithstanding.

9.14 Addresses and Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (i) delivered personally to the recipient, (ii) telecopied to the recipient with confirmation of delivery or delivered by other form of electronic transmittal customarily used for such communication that permits retention of an electronic copy of such notice and verification of receipt (in each case with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied or so delivered electronically before 5:00 p.m. New York, New York time on a Business Day, and otherwise on the next Business Day, or (iii) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the address for such recipient set forth below:

If to the Company:

Kinross Cellulosic Ethanol LLC

One Valero Way

San Antonio, Texas 78249

Attention: Vice President – Alternative Energy

Facsimile: (210) 370-4386

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

With a copy to:

Diamond Alternative Energy, LLC

One Valero Way

San Antonio, Texas 78249

Attention: Vice President – Alternative Energy

Facsimile: (210) 370-4386

With an additional copy to:

Frontier Renewable Resources, LLC

210 N Front St Floor 1

Marquette, Michigan 49855

Attention: Stephen J. Hicks

Facsimile: (906) 228-9499

If to the Frontier Member and/or Mascoma, to:

Frontier Renewable Resources, LLC

210 N Front St Floor 1

Marquette, Michigan 49855

Attention: Stephen J. Hicks

Facsimile: (906) 228-9499

With a copy to:

J.M. Longyear, L.L.C.

210 N Front St Floor 1

Marquette, Michigan 49855

Attention: Stephen J. Hicks

Facsimile: (906) 228-9499

With an additional copy to:

Mascoma Corporation

67 Etna Road, Suite 300

Lebanon, NH 03766

Attention: Chief Executive Officer

Facsimile: (603) 676-3321

With a copy to:

Goodwin Procter LLP

Exchange Place

Boston, MA 02109-2881

Attention: Bruce Tribush, Esq.

Facsimile: (617) 227-8591

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

If to the Valero Member, Valero Services and/or VMSC, to:

Diamond Alternative Energy, LLC

One Valero Way

San Antonio, Texas 78249

Attention: Vice President – Alternative Energy

Facsimile: (210) 370-4386

With a copy to:

Valero Energy Corporation

One Valero Way

San Antonio, Texas 78249

Attention: General Counsel

Facsimile: (210) 345-2988

If to JML, to:

JML Heirs, LLC

210 N Front St Floor 1

Marquette, Michigan 49855

Attention: Stephen J. Hicks

Facsimile: (906) 228-9499

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

9.15 Expenses. Except as otherwise provided in this Agreement (including Section 6.7), each party to this Agreement will bear its respective fees, legal expenses and other expenses incurred in connection with the preparation, execution and performance of this Agreement and the fulfillment of its obligations hereunder.

9.16 Further Action. Subject to the right of any party to terminate this Agreement at any time prior to the Closing, the parties agree to execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

9.17 Non-Recourse.

(a) No past, present or future director, officer, employee, incorporator, member, manager, partner, stockholder, Affiliate, agent, attorney or representative of the Frontier Member or any of its Affiliates shall have any liability for any obligations or liabilities of the Frontier Member under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

(b) No past, present or future director, officer, employee, incorporator, member, manager, partner, stockholder, Affiliate, agent, attorney or representative of the Valero Member or any of its Affiliates shall have any liability for any obligations or liabilities of the Valero Member under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

[The Remainder of This Page Is Intentionally Left Blank.]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

JML HEIRS LIX			FRONTIER RENEWABLE RESOURCES, LLC

By:	/s/ Stephen J. Hicks		By:
	Name:	Stephen J. Hicks		Name:	Stephen J. Hicks
	Title:	Chief Executive Officer		Title:	CEO

KINROSS CELLULOSIC ETHANOL LLC

			By:	Diamond Alternative Energy, LLC, Manager

By:
Name:
Title:

DIAMOND ALTERNATIVE ENERGY, LLC

By:
Name:
Title:

MASCOMA CORPORATION

By:
Name:
Title:

VALERO MARKETING AND SUPPLY COMPANY

By:
Name:
Title:

VALERO SERVICES, INC.

By:
Name:
Title:

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

JML HEIRS, LLC			FRONTIER RENEWABLE RESOURCES, LLC

By:			By:
	Name:	Stephen J. Hicks		Name:
	Title:	Chief Executive Officer		Title:

KINROSS CELLULOSIC ETHANOL LLC

			By:	Diamond Alternative Energy, LLC, Manager

			By:	/s/ George W. Stutzmann
				Name:	George W. Stutzmann
				Title:	Vice President

DIAMOND ALTERNATIVE ENERGY, LLC

			By:	/s/ George W. Stutzmann
				Name:	George W. Stutzmann
				Title:	Vice President

MASCOMA CORPORATION

By:
Name:
Title:

VALERO MARKETING AND SUPPLY COMPANY

			By:	/s/ Gene Edwards
				Name:	Gene Edwards
				Title:	Executive Vice President

VALERO SERVICES, INC.

			By:	/s/ George W. Stutzmann
				Name:	George W. Stutzmann
				Title:	Vice President

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

JML HEIRS, LLC			FRONTIER RENEWABLE RESOURCES, LLC

By:			By:
	Name:	Stephen J. Hicks		Name:
	Title:	Chief Executive Officer		Title:

KINROSS CELLULOSIC ETHANOL LLC

			By:	Diamond Alternative Energy, LLC, Manager

By:
Name:
Title:

DIAMOND ALTERNATIVE ENERGY, LLC

By:
Name:
Title:

MASCOMA CORPORATION

			By:	/s/ WILLIAM T. BRADY
				Name:	WILLIAM T. BRADY
				Title:	CEO

VALERO MARKETING AND SUPPLY COMPANY

By:
Name:
Title:

VALERO SERVICES, INC.

By:
Name:
Title:

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SCHEDULES AND EXHIBITS

SCHEDULE 1	Real Property

SCHEDULE 3.3(b)	Approvals, Consents, Notice Filings in Connection with the Execution and Delivery of the Contribution Agreement, the JV Agreement, and the Ancillary Agreements

SCHEDULE 4.3(b)	Approvals, Consents, Notice Filings in Connection with the Execution and Delivery of the Contribution Agreement, the JV Agreement, and the Ancillary Agreements

EXHIBIT A	Form of Fee and Royalty Agreement

EXHIBIT B	Form of Technology License Agreement

EXHIBIT C	Form of Warrant Purchase Agreement

EXHIBIT D	Form of Covenant Deed

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SCHEDULE 1

REAL PROPERTY

Township of KINROSS

Town 45 North, Range 01 West, Section 21

The Southeast 1/4 EXCEPT commencing at the North Quarter Corner of Section 21; thence S 00°18’13” E, along the North-South Quarter Line, 2640.73 feet to the Center Quarter Corner of said Section 21, also being the Point of Beginning; thence N 89°41’48” E, along the East-West Quarter Line, 113.99 feet; thence the following two courses along a curve and a line parallel to and 20 feet Southeasterly of the centerline of a recreational trail: 1) 169.76 feet along a 620.00 foot radius non-tangent curve to the right with a delta angle of 15°41’18” and a chord bearing S 29°08’00” W 169.23 feet; 2) thence S 36°58’38” W 50.88 feet to said North-South quarter line; thence N 00°18’13” W, along said North-South Quarter line, 187.87 feet to the Point of Beginning.

AND

All that part of the East 1/2 of the Southwest 1/4 lying in the following described parcel: Beginning at the Quarter Corner common to Sections 21 and 28; thence S 00°23’11” W, along the North-South Quarter Line of Section 28, a distance of 2651.51 feet to the Center Quarter Corner of said Section 28; thence N 89°49’31” W, along the East-West Quarter Line of Section 28, a distance of 115.80 feet to the centerline of Gaines Highway; thence the following two courses along said centerline: 1) N 00°29’30” W 2029.65 feet; 2) thence 2183.69 feet along a 3819.72 foot radius curve to the left with a delta angle of 32°45’19” and a chord bearing N 16°52’09” W 2154.08 feet; thence N 36°58’38” E 1268.80 feet, along a line parallel to and 20 feet southeasterly of the centerline of a recreation trail, to the North-South Quarter Line of Section 21; thence S 00°18’13” E, along said Quarter Line 2453.50 feet to the Point of Beginning.

Township of KINROSS

Town 45 North, Range 01 West, Section 28

The Northeast 1/4

AND

That part of the East 1/2 of the Northwest 1/4 lying in the following described parcel: Beginning at the Quarter Corner common to Sections 21 and 28; thence S 00°23’11” W, along the North-South Quarter Line of Section 28, a distance of 2651.51 feet to the Center Quarter Corner of said Section 28; thence N 89°49’31” W, along the East-West Quarter Line of Section 28, a distance of 115.80 feet to the centerline of Gaines Highway; thence the following two courses along said centerline: 1) N 00°29’30” W 2029.65 feet; 2) thence 2183.69 feet along a 3819.72 foot radius curve to the left with a delta angle of 32°45’19” and a chord bearing N 16°52’09” W 2154.08 feet; thence N 36°58’38” E 1268.80 feet, along a line parallel to and 20 feet southeasterly of the centerline of a recreation trail, to the North-South Quarter Line of Section 21; thence S 00°18’13” E, along said Quarter Line 2453.50 feet to the Point of Beginning.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SUBJECT TO the reservation of a 66 foot wide access easement for public purposes, said easement described as commencing at the South Quarter Corner of Section 28; thence N 00°23’41” E, along the North-South Quarter Line, 2642.75 feet to the Center Quarter Corner, also being the Point of Beginning; thence N 89°49’31” W, along the East-West Quarter Line, 115.80 feet to the centerline of Gaines Highway; thence N 00°29’30” W, along said centerline, 66.00 feet; thence S 89°49’31” E 182.56 feet; thence S 00°10’29” W 66.00 feet to said East-West Quarter Line; thence N 89°49’31” W, along said East-West Quarter Line, 66.00 feet to the Point of Beginning.

Schedule 1

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SCHEDULE 3.3(b)

APPROVALS, CONSENTS, NOTICE FILINGS IN CONNECTION

WITH THE EXECUTION AND DELIVERY OF

THE CONTRIBUTION AGREEMENT, THE JV AGREEMENT,

AND THE ANCILLARY AGREEMENTS

None.

Schedule 3.3(b)

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SCHEDULE 4.3(b)

APPROVALS, CONSENTS, NOTICE FILINGS IN CONNECTION

WITH THE EXECUTION AND DELIVERY OF

THE CONTRIBUTION AGREEMENT, THE JV AGREEMENT,

AND THE ANCILLARY AGREEMENTS

None.

Schedule 4.3(b)

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT A

FORM OF FEE AND ROYALTY AGREEMENT

Exhibit A

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT B

FORM OF TECHNOLOGY LICENSE AGREEMENT

Exhibit B

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT C

FORM OF WARRANT PURCHASE AGREEMENT

Exhibit C

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT D

FORM OF COVENANT DEED

EXHIBIT D

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

COVENANT DEED

THE GRANTOR:	JML HEIRS, LLC, a Michigan limited liability company,

WHOSE ADDRESS IS:	210 North Front Street, 1st Floor, Marquette, Michigan 49855,

CONVEYS AND TRANSFERS TO THE GRANTEE:	KINROSS CELLULOSIC ETHANOL LLC, a Delaware limited liability company,

WHOSE ADDRESS IS:	One Valero Way, San Antonio, Texas 78249

the real estate situated in the Township of Kinross, Chippewa County, Michigan, more fully described on Exhibit A attached to this Deed, together with all improvements, fixtures, easements, hereditaments, and appurtenances associated with the real estate (“Property”), and [subject to easements, restrictions, interests, and reservations of record; and taxes and assessments not yet due and payable]. Further subject to those matters described on Exhibit B.

The Grantor does hereby bind itself, its successors and assigns, to forever defend title to the Property from and against all lawful claims and demands of all persons claiming by, through, or under the Grantor but against no other persons, subject to the exceptions set forth above.

This Deed is given for the consideration set forth in the Real Estate Transfer Tax Valuation Affidavit filed with this Deed.

[The Grantor grants to the Grantee the right to make four (4) divisions under Section 108 of the Land Division Act, Act No. 288 of the Public Acts of 1967, as amended (“Act”). In doing so, the Grantor intends to transfer to the Grantee the right to create five (5) parcels from the Property. The Grantor also grants to the Grantee the right to create two (2) bonus parcel if the Grantee qualifies the Property for such bonus parcels under Section 108(3) of the Act. The Grantor intends to transfer to the Grantee the right to make all divisions, bonus divisions and redivisions of the Property as the Grantor may have under the Act. The Grantor makes no representation or warranty regarding the number, extent or nature of the division, bonus division or redivision rights or rights to create parcels owned or transferred by the Grantor to the Grantee.]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

[This Property may be located within the vicinity of farmland or a farm operation. Generally accepted agricultural and management practices which may generate noise, dust, odors, and other associated conditions may be used and are protected by the Michigan Right to Farm Act.]

Dated: 20 .	JML HEIRS, LLC, a Michigan limited liability company,

By

Its

STATE OF MICHIGAN	)
) ss:
COUNTY OF ______________________________	)

The foregoing instrument was acknowledged before me this day of , 20 , by of JML HEIRS, LLC, a Michigan limited liability company, on behalf of the company.

Notary public, State of Michigan, County of

My commission expires

Acting in the County of

RETURN TO:

LOREN ANDRULIS, Attorney

Warner Norcross & Judd LLP

900 Fifth Third Center

111 Lyon Street, N.W.

Grand Rapids, Michigan 49503-2487

Telephone: (616) 752-2182

6354704

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT A

Property

PARCEL 1

Township of Kinross

Town 45 North, Range 01 West, Section 21

The Southeast 1/4 EXCEPT commencing at the North Quarter Corner of Section 21; thence S 00°18’13” E, along the North-South Quarter Line, 2640.73 feet to the Center Quarter Corner of said Section 21, also being the Point of Beginning; thence N 89°41’48” E, along the East-West Quarter Line, 113.99 feet; thence the following two courses along a curve and a line parallel to and 20 feet Southeasterly of the centerline of a recreational trail: 1) 169.76 feet along a 620.00 foot radius non-tangent curve to the right with a delta angle of 15°41’18” and a chord bearing S 29°08’00” W 169.23 feet; 2) thence S 36°58’38” W 50.88 feet to said North-South quarter line; thence N 00°18’13” W, along said North-South Quarter line, 187.87 feet to the Point of Beginning.

AND

All that part of the East 1/2 of the Southwest 1/4 lying in the following described parcel: Beginning at the Quarter Corner common to Sections 21 and 28; thence S 00°23’11” W, along the North-South Quarter Line of Section 28, a distance of 2651.51 feet to the Center Quarter Corner of said Section 28; thence N 89°49’31” W, along the East-West Quarter Line of Section 28, a distance of 115.80 feet to the centerline of Gaines Highway; thence the following two courses along said centerline: 1) N 00°29’30” W 2029.65 feet; 2) thence 2183.69 feet along a 3819.72 foot radius curve to the left with a delta angle of 32°45”19” and a chord bearing N 16°52’09” W 2154.08 feet; thence N 36°58’38” E 1268.80 feet, along a line parallel to and 20 feet Southeasterly of the centerline of a recreation trail, to the North-South Quarter Line of Section 21; thence S 00°18’13” E, along said Quarter Line 2453.50 feet to the Point of Beginning.

PARCEL 2

Township of Kinross

Town 45 North, Range 01 West, Section 28

The Northeast 1/4

AND

That part of the East 1/2 of the Northwest 1/4 lying in the following described parcel: Beginning at the Quarter Corner common to Sections 21 and 28; thence S 00°23’11” W, along the North-South Quarter Line of Section 28, a distance of 2651.51 feet to the Center Quarter Corner of said

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Section 28; thence N 89°49’31” W, along the East-West Quarter Line of Section 28, a distance of 115.80 feet to the centerline of Gaines Highway; thence the following two courses along said centerline: 1) N 00°29’30” W 2029.65 feet; 2) thence 2183.69 feet along a 3819.72 foot radius curve to the left with a delta angle of 32°45’19” and a chord bearing N 16°52’09” W 2154.08 feet; thence N 36°58’38” E 1268.80 feet, along a line parallel to and 20 feet Southeasterly of the centerline of a recreation trail, to the North-South Quarter Line of Section 21; thence S 00°18’13” E, along said Quarter Line 2453.50 feet to the Point of Beginning.

SUBJECT TO the reservation of a 66-foot wide access easement for public purposes, said easement described as commencing at the South Quarter Corner of Section 28; thence N 00°23’41” E, along the North-South Quarter Line, 2642.75 feet to the Center Quarter Corner, also being the Point of Beginning; thence N 89°49’31” W, along the East-West Quarter Line, 115.80 feet to the centerline of Gaines Highway; thence N 00°29’30” W, along said centerline, 66.00 feet; thence S 89°49’31” E 182.56 feet; thence S 00°10’29” W 66.00 feet to said East-West Quarter Line; thence N 89°49’31” W, along said East-West Quarter Line, 66.00 feet to the Point of Beginning.

The property address and tax parcel number listed below are provided solely for informational purposes, without warranty as to accuracy or completeness. If the information listed below is inconsistent in any way with the legal description listed above, the legal description listed above shall control.

Property Address: Gaines Highway, Kinross, Michigan

Tax Parcel Number: 17-008-021-003-00 and 17-008-028-001-75

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EXHIBIT B

[Permitted Exceptions, Permitted

Liens and Encumbrances and

Exceptions from the Title Commitment]

Exhibit E

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CONFIDENTIAL

FEE AND ROYALTY AGREEMENT

THIS FEE AND ROYALTY AGREEMENT (this “Agreement”) is entered into as of the [    ] day of                      (the “Effective Date”), by and between Mascoma Corporation, a Delaware corporation, with its principal place of business located at 67 Etna Road, Suite 300, Lebanon, NH 03766 (“Mascoma”), and Diamond Alternative Energy, LLC, with its principal place of business located at One Valero Way, San Antonio, TX 78249 (“Valero”).

WHEREAS, concurrently with the execution of this Agreement, (a) Mascoma is entering into, among other agreements, that certain Technology License and Supply Agreement with Kinross Cellulosic Ethanol LLC (“Kinross”), dated as of the date hereof, pursuant to which Mascoma is granting Kinross a license to use a proprietary Mascoma process (as defined therein, the “Mascoma Process”) for converting woody biomass feedstocks to ethanol (the “Field”) at the Kinross facility to be located in Kinross, Michigan (the “Kinross License Agreement”); and (b) Valero, Frontier Renewable Resources, LLC, and Kinross are entering into that certain Limited Liability Company Agreement (the “JV Agreement”).

WHEREAS, the parties desire to agree upon the license fee and royalty structure that would apply to a license for the right to use the Mascoma Process in the Field at any additional future cellulosic ethanol plant site or an expansion of such future cellulosic ethanol plant site located in North America in which Valero or any of its Affiliates (as defined in the JV Agreement), whether jointly or individually, is at least a 30% equity investor (on a fully diluted basis) (a “Valero Project Site”); for the avoidance of doubt, this Agreement shall not apply to the Kinross site.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Valero Project Sites. Upon written notification by Valero or its Affiliate delivered (as set forth in Section 10 herein) to Mascoma prior to the expiration of the term of this Agreement (a “Valero Project Site Notification”), Mascoma will grant to each Valero Project Site a license agreement for the use of the Mascoma Process in the Field in connection with the design, construction, operation, repair, replacement and maintenance of such Valero Project Site’s facility that is consistent with the grant of license in the Kinross License Agreement (except as modified to reflect the revised terms set forth in Agreement). Within two (2) weeks after receipt of the Valero Project Site Notification, Mascoma shall provide written acknowledgement of its obligation to grant a license agreement with the Valero Project Site (unless it conflicts with an Excluded Area, as described below), and the date of Valero’s receipt of such acknowledgement letter shall be the effective date of license notification (the “License Notification Date”). In the Valero Project Site Notification, Valero will state that it will have rights to use, as evidenced by a signed a letter of intent (or other equivalent document), the land required to construct and operate the proposed facility at the proposed Valero Project Site. Notwithstanding the foregoing, Mascoma will not be obligated to grant such license for any proposed Valero Project Site (or any related exclusive geographic area) located (a) [***] miles of a facility operated by or under a license from Mascoma, (b) [***] miles of a site for which Mascoma has granted another party rights to use the Mascoma Process or is then actively negotiating granting to another party rights to use the Mascoma Process pursuant to a signed letter of intent (or other equivalent document), or (c) within the Frontier Region, as defined in Section 11, except as provided in Section 11 herein (all areas excluded by clauses (a), (b), and (c) are collectively referred to as “Excluded

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Areas”). Within fifteen (15) days of any changes to the Excluded Areas, Mascoma will provide Valero with written notice of any Excluded Areas then existing in North America, except to the extent disclosure thereof is prohibited by Applicable Law (including any securities law, rule or regulation).

If Valero has not satisfied (i) the Initial Conditions (as hereinafter defined) within [***] years following the License Notification Date, (ii) the Secondary Conditions (as hereinafter defined) within [***] years following the License Notification Date, or (iii) the Tertiary Conditions (as hereinafter defined) within [***] years following the License Notification Date, then after written notice by Mascoma, Mascoma may terminate such Valero Project Site license; provided, however, that all such time periods shall be tolled to the extent that the applicable conditions could not, in the exercise of commercially reasonable efforts, be satisfied by Valero to the extent arising out of (a) any negligent, or wrongful, act or omission of Mascoma or any contractor, consultant or other party under direct or indirect contract to Mascoma, or their respective personnel, or (b) delays by governmental agencies in issuing any required licenses, permits or approvals for the facility to be constructed at the Valero Project Site which are not attributable to Valero, the Valero Project Site licensee (if other than Valero), or any contractor, consultant or other party under direct or indirect contract to Valero or the Valero Project Site licensee, or their respective personnel, provided that tolling under this clause (b) may not exceed twelve (12) months.

As used herein:

“Initial Conditions” means each of the following: (A) the licensee has acquired or otherwise contracted for or has an option for the appropriate rights for use of the land to construct and operate the proposed facility; and (B) the licensee has applied for license, permits and approvals required to commence construction of the proposed facility;

“Secondary Conditions” means each of the following: (A) the licensee has obtained license, permits and approvals required to commence construction of the proposed facility and (B) the licensee has commenced material construction of the applicable facility beyond site work (e.g., executing an engineering, procurement and construction agreement) or has placed purchase orders for critical path long lead equipment.

“Tertiary Conditions” means the licensee has completed mechanical construction and begun performance testing of the facility.

Notwithstanding anything to the contrary, Mascoma will not be obligated to grant an additional license for any proposed Valero Project Site if, at such time, there are [***] or more Valero Project Sites licensed for which the Initial Conditions have not yet been satisfied.

With respect to each such license agreement entered into between Mascoma and a Valero Project Site, all compensation to Mascoma (other than payment for support, engineering or consulting services, organisms as contemplated below, equipment or other commodities), will be as set forth in Section 1.1, Section 1.2, and Section 1.3 (for clarity, there shall be no other fees or royalties due).

1.1 Fees.

(a) License Fees. [***] shall be paid for a Valero Project Site, regardless of design capacity.

(b) Schedule A Package Fee. Within six (6) months following Mascoma’s receipt of one-half (1/2) of the Schedule A Package Fee (as defined below) for a proposed Valero Project Site, Mascoma shall prepare and deliver the Schedule A basic engineering package, which shall be consistent

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with the basic engineering design package delivered under the Kinross License Agreement, to Valero that has been revised for the proposed Valero Project Site. Within thirty (30) days from receipt of the Schedule A package, Valero shall pay Mascoma the remaining one-half (1/2) of the stipulated amount (the “Schedule A Package Fee”) of [***] as compensation for the Schedule A basic engineering package for the proposed Valero Project Site. For the avoidance of doubt, the Schedule A basic engineering package will include generic preliminary engineering for Mascoma’s then current process design (sufficient for a Third Party contractor to conduct detailed engineering, procurement and construction with respect to such process), but will not include detailed construction level engineering for the specific Valero Project Site. Valero will be responsible for retaining a qualified engineering, procurement and construction contractor to complete the engineering of the Valero Project Site and, except for errors or omissions attributable to Mascoma (or its subcontractors), the Valero Project Site’s third party directly engaged engineer(s) shall be responsible for its engineering, procurement and construction.

1.2 Base Royalties.

(a) At the time of the License Notification Date, Mascoma shall elect one of two Base Royalty scales (the “Royalty Option”, referenced below as “Royalty Option 1” and “Royalty Option 2”) (and the Royalty Option selected will apply for all design capacity for such Valero Project Site); failure to elect a Royalty Option shall be deemed an election of Royalty Option 1.

(b) The base royalties will be paid on a quarterly basis and based on [***], and will be payable for a [***] year royalty term for each increment of capacity (tolled for any period of time in which the Valero Project Site is not producing ethanol due to a Force Majeure event or due to a change in Applicable Law), commencing with the completion of a successful performance test (“Base Royalties”, and such royalty term, “Royalty Term”). The Base Royalty amounts will be as follows:

		Royalty Option 1		Royalty Option 2
Royalty Scale*	Ethanol Yield	Royalty (U.S. Dollars per Gallon of cellulosic ethanol produced, which when blended with denaturant, meets the ASTM D 4806-11a standard)		Royalty (U.S. Dollars per Gallon of cellulosic ethanol produced, which when blended with denaturant, meets the ASTM D 4806-11a standard)

	[***]	[	***]	[	***]
	[***]	[	***]	[	***]
	[***]	[	***]	[	***]
	[***]	[	***]	[	***]
	[***]	[	***]	[	***]
	[***]	[	***]	[	***]

[***]

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(c) During the term of a license agreement with a Valero Project Site, such license agreement shall incorporate terms and conditions substantially similar as those that are set forth in Sections 5.4 and 2.2 of the Kinross License Agreement, but taking into account any material differences between Kinross and the new Valero Project Site. To the extent Ethanol Yield increases are attributable to or arise out of third-party improvements (including improvements in the effectiveness of third-party enzymes or use of higher dosages of enzyme above [***] enzyme protein/g dry biomass feedstock subject to the preceding paragraph), Mascoma shall not receive any Royalty increment for such increases and the Base Royalty shall remain unchanged, provided that (i), if such third-party improvements are the cause of the increase, Mascoma will have the opportunity to meet or beat any such improvements consistent with the procedure outlined in Section 5.4(d) of the Kinross License Agreement and, if successful in meeting or beating, will receive such Royalty increment for the increases to the Ethanol Yield, (ii) Base Royalties to Mascoma will continue to be payable during the applicable Royalty Term based on yields achieved prior to the third-party improvements, provided that the site is using Mascoma’s Organism or Organism Validated Improvement and (iii) subject to the site’s use of Mascoma’s Organism or Organism Validated Improvement, Base Royalty increments for Ethanol Yield performance increases that are attributable to Mascoma-provided improvements would be payable.

1.3 Profit Sharing Royalties. In addition to the Base Royalty set forth above, the Valero Project Site will pay Mascoma an amount equal to the annual profit sharing royalty (“PSR”) multiplied by Production (as defined below) for each calendar year (or proportional share thereof) during the Royalty Term for each increment of capacity, which is intended to provide Mascoma with a share of the upside profits after reaching a hurdle that first provides the Valero Project Site with a targeted return on investment; an example of such Profit Sharing Royalties is attached hereto in Exhibit 1.3. The PSR will be calculated as follows with all measures based upon annual amounts or volume-weighted averages, as applicable:

PSR = [***]

“Revenue” means the volume-weighted average published ethanol market index price per gallon for ethanol produced, adjusted as appropriate to reflect the regional basis differential of the Valero Product Site location.

Adjustment = [***] x (OPEX + Valero Pretax Margin Hurdle).

“OPEX” means ethanol production cost per gallon, including enzyme costs, and all other cash costs of goods sold, operating costs, overhead expenses, and any other cash costs of the facility less revenues of any co-products. For clarity, “OPEX” will exclude financing charges, debt writedowns, debt impairment, amortization of goodwill, depreciation and other non-cash operating charges. OPEX would be established by the mutual agreement of Mascoma and the Valero Project Site upfront each year based upon Kinross (or subsequent plant) experience and appropriate regional feedstock market pricing indices and adjusted no more frequently than quarterly based on actual costs.

“Valero Pretax Margin Hurdle” means the Valero Post Tax Margin Hurdle divided by the Margin Fraction.

“Linear Constant” means the volume-weighted average Base Royalties (per gallon) which are or would have been payable during the applicable calendar year under Royalty Option 1 (regardless of the Royalty Option that is selected).

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“Actual Royalty” means the actual volume-weighted average Base Royalty (per gallon) paid or payable for the applicable calendar year based on the yield and Royalty Option selection as per the table in Section 1.2(b).

“Margin Fraction” means the After Tax Cash Margin divided by the Pretax Margin.

After Tax Cash Margin = [(Revenue - OPEX - Linear Constant - Depreciation) x (Tax Adjustment)] + Depreciation

“Depreciation” means PV divided by 20 years.

“Tax Adjustment” means the percentage resulting from the following calculation: 1 minus the sum of the effective federal, state and local income tax rates.

Pretax Margin = Revenue - OPEX

The “Valero Post Tax Margin Hurdle” will be an annuity calculated using the following formula: PMT divided by Production.

“Production” means the actual annual production of cellulosic ethanol in gallons which when blended with denaturant, meets the ASTM D 4806-11a standard.

PMT = PV / [(1 - (1 / (1 + i)n)) / i]

“PV” means the actual capitalized cost of developing, engineering, and constructing the Valero Project Site facility, as documented by Valero after successful completion of the performance guarantee test.

“i” means [***].

“n” means 20.

However, the PSR will never be less than zero and (a) in the case of Royalty Option 1, the PSR will never exceed the [***] and (b) in the case of Royalty Option 2, the Actual Royalty plus the PSR will never exceed [***].

1.4 [***]

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[***]

Mascoma will maintain records in the ordinary course of business on all such licenses. Valero will have the right during normal business hours and upon reasonable notice to inspect and copy such records solely for the purpose of verifying the Qualifying Project Site’s costs. Valero may retain such information as long as reasonably necessary to verify the foregoing or enforce it rights under this Agreement. All Mascoma information obtained or made available in connection with such audit shall be deemed the Confidential Information of Mascoma under that certain Reciprocal Confidentiality Agreement, dated January 12, 2010, by and between Mascoma and Valero (the “Mascoma NDA”), but Valero may use such information to enforce its rights under this Agreement. Only with respect to the information disclosed under this clause (and not any other information), the term of the Mascoma NDA is hereby amended to continue until the end of the term of this Agreement (provided that Valero will maintain the confidentiality of such information for so long as it retains such information).

[***]

1.5 In addition, Mascoma will consider any request by a Valero Project Site to receive a license for the use of the Mascoma Process to convert any non-woody biomass feedstocks to ethanol (the “Non-Woody Field”). The parties will use the Kinross License Agreement, as modified to incorporate the terms of this Agreement, as a basis for the terms of such license in the Non-Woody Field; however, the final determination of the granting of such license and the related terms shall be subject to the mutual agreement of the Valero Project Site and Mascoma. If any such license is mutually agreed

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upon, [***].

1.6 If, during the term of this Agreement, Valero or any of its Affiliates, whether jointly or individually, becomes at least a [***] equity investor (on a fully diluted basis) in a project site in North America (a “Site Acquisition”) after such site had already received a license from Mascoma to use the Mascoma Process in the Field, the royalties, profit share and other ongoing compensation under such license will continue until the earlier of (a) the expiration or termination of the obligations to pay such compensation under such license pursuant to its terms or (b) [***] after the Site Acquisition (either (a) or (b) being referred to as the “End of Former Site License Term”). Upon the occurrence of a Site Acquisition, Valero will send notice to Mascoma of such Site Acquisition. At the End of Former Site License Term (even if after the term of this Agreement), the Site Acquisition shall automatically receive from Mascoma: (a) a fully paid up process license (unless such license was already granted and such grant is at least as broad as the Kinross License process grant), (b) a fully paid royalty for the existing capacity at the time of acquisition (for the avoidance of doubt, all other royalties, compensation, fees, or profit sharing mechanisms shall be terminated; and any additional capacity added after the acquisition shall be under the terms of this Agreement), (c) a vested right to receive the last organism being used as of the End of Former License Term for so long as the Site Acquisition requires such organism consistent with Section 5 below, and (d) the right to enter into new agreements for the supply of improved organisms consistent with Section 5 below. And, at the End of Former Site License Term, any and all fees, damages, refunds, reimbursements, over-payments or similar compensation (if any) owed from Mascoma to Site Acquisition, shall be paid within thirty days of the End of Former Site License Term. The economics of capacity expansions for any such sites will be as set forth in Sections 1.1 though 1.4.

2. Mascoma Investment. For each Valero Project Site, the parties will have “good-faith” discussions on a site-by-site basis to negotiate the conditions under which, Mascoma may have an option to invest up to [***] of the equity (on a fully diluted basis) of the Valero Project Site; however, the final determination of such right shall be subject to mutual agreement of Valero and Mascoma. To the extent mutually agreed by Mascoma and Valero, such Mascoma investment would be made on substantially the same financial terms (including the same valuation) as those under which Valero or its Affiliate is investing in such Valero Project Site.

3. Performance Guarantee. Similar to the method of performance guarantee set forth in the Kinross License Agreement but adjusted by the mutual agreement of the parties based on performance of prior operating sites of Kinross and other Valero Project Sites, one or more performance guarantee tests will be conducted pursuant to which Licensor will, if the result of the final performance guarantee test fails to meet the agreed metrics, forfeit a liquidated damages amount not to exceed a prorated [***] USD per 20 million gallons of cellulosic ethanol design capacity. Such damages shall be deducted on an ongoing basis from any Base Royalty and PSR payments until such time as such the damages have been paid in full.

4. Grantback / Grant Forward of Improvements. Until the end of the license term (but limited to [***] from the effective date of the license agreement) for each Valero Project Site, grant-back and grant-forward provisions would apply for the sharing of any process improvements with respect to such Valero Project Site, consistent with the provisions of the Kinross License Agreement.

5. Organism Supply. During the term of the license agreement or, if the license agreement has been terminated then until the end of the last-to-expire Royalty Term for each Valero Project Site, Mascoma, at

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its costs and expense, will supply the Valero Project Site with Mascoma’s proprietary organisms (the Organism as defined in the Kinross License Agreement) or the most current validated improved proprietary organisms (the Validated Organism Improvement as defined in the Kinross License Agreement) for the Mascoma Process [***], consistent with the provisions of the Kinross License Agreement. After expiration or termination of the license agreement or such last-to-expire Royalty Term (other than for the Valero Project Site’s breach), Mascoma will perpetually supply such organisms or such validated improved proprietary organisms in use at expiration or termination (the “Last Used Organism”) and the Valero Project Site will reimburse Mascoma [***]. If Mascoma makes any validated improved proprietary organisms after such expiration or termination, the parties shall negotiate the supply of these organism on terms to be mutually agreed upon, but for the avoidance of doubt, Mascoma shall still be obligated to supply the Valero Project Site with the Last Used Organism as set forth above should the site not accept the new supply terms.

6. Engineering Design Package and Engineering Fees. As required in Section 1.1 above, for each license agreement granted pursuant Section 1.1 above, Mascoma will prepare and deliver a Schedule A basic engineering package including all current updates and modifications to the Mascoma Process or improvements thereto (sufficient for a Third Party contractor to conduct detailed engineering, procurement and construction with respect to such process) for the proposed Valero Project Site , for which Valero will pay Mascoma the Schedule A Package Fee plus Mascoma’s reasonable engineering fees at hourly market rates for producing such package in excess of the Schedule A Package Fee where such engineering work is shown, by auditable records, to exceed the Schedule A Package Fee. To the extent the licensee requests engineering services beyond the Schedule A basic engineering design package , Valero will pay Mascoma reasonable engineering fees (at hourly market rates) to perform the engineering for such services.

7. Assignment. This Agreement may not be assigned by any of the parties without the prior written consent of the other parties, except that either party may assign this Agreement to the successor in interest of substantially all of the business to which this Agreement relates. Notwithstanding the foregoing, Valero may not assign this Agreement to any Mascoma Competitor (as defined in Exhibit 1.14 of the Kinross License Agreement) without the express approval of Mascoma (which approval shall not be unreasonably withheld, conditioned or delayed), and in the event Valero is acquired (whether by a change of control or otherwise) by a Mascoma Competitor, “Affiliates” of Valero will be limited thereafter to the Affiliates of Valero existing immediately prior to such acquisition. To the extent Mascoma seeks to assign, sell, transfer, encumber, or otherwise divest any portion of the rights to the Mascoma Process or any rights granted under any license agreement to Valero (collectively a “Transfer”), Mascoma shall obtain Valero’s prior written approval, unless this Agreement remains as part of such Transfer and all of Valero’s rights hereunder are fully protected, provided that the foregoing will not be interpreted to require Valero’s approval to any license granted by Mascoma to the Mascoma Process that is not in conflict with any rights granted to any Valero, a Valero Project Site or Kinross. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of any permitted successors and assigns.

8. Start-Up Support and other Assistance. Upon the grant of a license to a Valero Project Site, Mascoma shall be obligated to provide start-up support services for the operation of the site similar to the support listed and on substantially similar terms as those set forth in the Kinross License Agreement, including all of the support detailed in Section 2.3(e) and in the Performance Guarantee section.

9. Term. This Agreement shall commence on the date hereof and continue until December 31, 2022.

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10. Miscellaneous. This Agreement (together with the other agreements referenced herein) contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior negotiations, commitments, agreements and understandings among them with respect thereto. Except as otherwise provided herein, this Agreement may be amended only by the written agreement of each of the parties. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Facsimile or PDF transmission of execution copies or signature pages for this Agreement shall be legal, valid and binding execution and delivery for all purposes. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of Delaware without regard to its principles of conflicts of laws. Any disputes between the parties will be resolved in accordance with the dispute resolution procedures set forth in Section 12 of the Kinross License Agreement (as applied to Mascoma and Valero, mutatis mutandis). Capitalized terms used but not defined herein (or, as noted herein, in the JV Agreement) have the meanings ascribed to them in the Kinross License Agreement. Notices delivered under this Agreement will be deemed delivered in accordance with Section 12.9 of the JV Agreement.

11. Frontier Projects. Before entering into any binding agreement with another party to develop a woody biomass cellulosic ethanol plant at a site in Michigan, Minnesota or Wisconsin (the “Frontier Region”), Frontier Renewable Resources, LLC (“Frontier”) shall first deliver written notice (a “Frontier Region Project Notice”) that includes the Estimated Plan (as defined below) to Valero. As used herein, the term “Estimated Plan” means a description of the proposed project that includes the location of the proposed facility, anticipated acquisition and development costs, feedstock supply sources and estimated costs, proposed offtake terms, pro forma project economics, anticipated capital needs, and general terms on which Frontier would be willing to discuss the possibility of Valero participating in such project. The Frontier Region Project Notice shall be a good faith representation of terms that Frontier believes are commercially reasonable based upon generally accepted industry practices. Valero shall have a period of seven (7) days following Frontier’s delivery (as set forth in Section 10 herein) of the Frontier Region Project Notice to deliver written notice (a “Valero Interest Notice”) to Frontier stating that Valero is interested in discussing the possibility of Valero participating in such project. If Valero timely delivers a Valero Interest Notice, Frontier shall not enter into any binding agreement with another party to develop such proposed facility until at least thirty (30) days have elapsed since the date of delivery of the Valero Interest Notice in order to allow sufficient time for Valero and Frontier to discuss terms on which Valero might participate on such project. Notwithstanding anything to the contrary, the final determination as to whether and on what terms Valero might participate in any woody biomass cellulosic ethanol plant project in the Frontier Region shall be subject to mutual agreement of Valero and Frontier. If Valero fails to deliver a Valero Interest Notice within seven (7) days following Frontier’s delivery of the Frontier Region Project Notice, or if Valero delivers a Valero Interest Notice within seven (7) days following Frontier’s delivery of the Frontier Region Project Notice upon the expiration of thirty (30) days following the date of the Valero Interest Notice, then Frontier may enter into a binding agreement with any other party to develop the proposed facility without any involvement by Valero, except (a) to the extent that Valero and Frontier mutually agree otherwise or (b) as otherwise provided in the immediately following paragraph.

If Valero fails to deliver a Valero Interest Notice within seven (7) days following Frontier’s delivery of the Frontier Region Project Notice, or if Valero and Frontier fail to enter into a binding agreement within thirty (30) days after the date of the Frontier Region Project Notice, then Frontier may continue to discuss terms with a third party and may enter into an agreement for development of such proposed facility, but, however, if there is any material reduction to the compensation or fees payable to Mascoma or Frontier, including (i) development fee(s), (ii) license fee(s), (iii) royalties and (iv) other compensation (including revenue/profit share or equity), taken as a whole, from the last Estimated Plan delivered to Valero (a “Reduction to the Estimated Plan”), then Frontier shall deliver to Valero a second

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Frontier Region Project Notice (a “Revised Frontier Region Project Notice”), which includes the revised terms of the Estimated Plan including (i) through (iv) above, prior to entering into a binding agreement with any other party to develop the proposed facility. Valero shall have a period of seven (7) days following Frontier’s delivery (as set forth in Section 10 herein) of the Revised Frontier Region Project Notice to deliver a Valero Interest Notice to Frontier stating that Valero is interested in participating in such project. If Valero timely delivers a Valero Interest Notice, Frontier shall not enter into any binding agreement with another party to develop such proposed facility until at least thirty (30) days have elapsed since the date of delivery of the Valero Interest Notice in order to allow sufficient time for Valero and Frontier to discuss terms on which Valero might participate on such project. Notwithstanding anything to the contrary, the final determination as to whether and on what terms Valero might participate in any woody biomass cellulosic ethanol plant project in the Frontier Region shall be subject to mutual agreement of Valero and Frontier. If Valero fails to deliver a Valero Interest Notice within seven (7) days following Frontier’s delivery of the Revised Frontier Region Project Notice, or if Valero delivers a Valero Interest Notice within seven (7) days following Frontier’s delivery of the Revised Frontier Region Project Notice upon the expiration of thirty (30) days following the date of the Valero Interest Notice, then Frontier may enter into a binding agreement with any other party to develop the proposed facility without any involvement by Valero, except (a) to the extent that Valero and Frontier mutually agree otherwise or (b) if there is a subsequent Reduction to the Estimated Plan.

Frontier is joining in the execution of this Agreement solely the purpose of acknowledging and agreeing to the provisions of this Section 11.

12. Exit of a Member from the JV Agreement. This Agreement will automatically terminate without action by any party upon the actions of either Member, as defined in the JV Agreement, to terminate the JV Agreement in accordance with Section 10.9(b) or Section 10.9(c) of the JV Agreement, whereupon this Agreement shall be terminated as of the effective date of the dissolution of the Company (as defined in the JV Agreement).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

MASCOMA CORPORATION

By:
Name:
Title:

DIAMOND ALTERNATIVE ENERGY, LLC

By:
Name:
Title:

For purposes of Section 11 only:

FRONTIER RENEWABLE RESOURCES, LLC

By:
Name:
Title:

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EXHIBIT 1.3

Example calculations – Base Royalties and Profit Sharing Royalties

Example A

Plant N, with a design capacity of 40MMgal and total installed cost of $240MM (or $6/annual gallon of production capacity), has been in operation for the past 3 years. The facility produced 41MMgal of ethanol in the applicable calendar year and has consistently been producing 82 gallons of ethanol per dry short ton of feedstock. At the license notification date for Plant N Mascoma elected Royalty Option 2. The marginal tax rate for the project is 35%.

OPEX = $1.46 cash production costs - $0.49 co-product value = $0.97/gallon

The OPEX was agreed by the parties at the beginning of the year based on the cost performance of similar Mascoma facilities producing cellulosic ethanol at a yield of 82 gallons of ethanol per dry short ton of feedstock. $1.46/gallon cash production costs include an estimated feedstock cost of $60 per dry short ton of feedstock (based upon average regional feedstock market pricing). $0.49 per gallon represents an agreed value for co-product (bark and lignin) sales revenues per gallon of ethanol produced.

Revenue = $3.50 /gallon calculated as a volume-weighted average as follows:

Time Period	Volume Produced	% of Volume		Ethanol Price (OPIS Chicago Ethanol + OPIS Cellulosic RIN - $0.02/gal regional basis differential)		Volume Weighted Average Price
Q1	10 MMGal	24.4%	x	$3.55	=	0.866

Q2	10 MMGal	24.4%	x	$3.60	=	0.878

Q3	10 MMGal	24.4%	x	$3.40	=	0.830

Q4	11 MMgal	26.8%	x	$3.46	=	0.927

Total	41 MMgal	100%		n/a		3.50

Note: This example shows quarterly calculation of volume-weighted average pricing, however, the intent of the parties would be to calculate pricing as frequently as daily to capture market pricing volatility.

Linear constant = [***]

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Valero post tax margin hurdle =	[***]

Depreciation =	[***]

Actual royalty = [***]

Tax Adjustment = [***]

After Tax Cash Margin = [***]

Pretax Margin = [***]

Margin Fraction =	[***]

Valero Pre Tax Margin Hurdle = [***]

Adjustment = [***]

PSR = [***]

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Check Cap PSR plus base royalty = [***]

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Example B

Plant N, with a design capacity of 40MMgal and total installed cost of $240MM (or $6/annual gallon of production capacity), has been in operation for the past 3 years. The facility produced 41MMgal of ethanol in the applicable calendar year and has consistently been producing 82 gallons of ethanol per dry short ton of feedstock. At the license notification date for Plant N Mascoma elected Royalty Option 1. The marginal tax rate for the project is 35%.

OPEX = $1.46 cash production costs - $0.49 co-product value = $0.97/gallon

The OPEX was agreed by the parties at the beginning of the year based on the cost performance of similar Mascoma facilities producing cellulosic ethanol at a yield of 82 gallons of ethanol per dry short ton of feedstock. $1.46/gallon cash production costs include an estimated feedstock cost of $60 per dry short ton of feedstock (based upon average regional feedstock market pricing). $0.49 per gallon represents an agreed value for co-product (bark and lignin) sales revenues per gallon of ethanol produced.

Revenue = $3.50 /gallon calculated as a volume-weighted average as follows:

Time Period	Volume Produced	% of Volume		Ethanol Price (OPIS Chicago Ethanol + OPIS Cellulosic RIN - $0.02/gal regional basis differential)		Volume Weighted Average Price
Q1	10 MMGal	24.4%	x	$3.55	=	0.866

Q2	10 MMGal	24.4%	x	$3.60	=	0.878

Q3	10 MMGal	24.4%	x	$3.40	=	0.830

Q4	11 MMgal	26.8%	x	$3.46	=	0.927

Total	41 MMgal	100%		n/a		3.50

Note: This example shows quarterly calculation of volume-weighted average pricing, however, the intent of the parties would be to calculate pricing as frequently as daily to capture market pricing volatility.

Linear constant = [***]

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Valero post tax margin hurdle =	[***]

Depreciation =	[***]

Actual royalty = [***]

Tax Adjustment = [***]

After Tax Cash Margin = [***]

Pretax Margin = [***]

Margin Fraction =	[***]

Valero Pre Tax Margin Hurdle = [***]

Adjustment = [***]

Calculated PSR = [***]

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Check Cap PSR plus base royalty = [***]

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CONFIDENTIAL

TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

This TECHNOLOGY LICENSE AND SUPPLY AGREEMENT (this “Agreement”), dated as of [            ] [    ], 2011 (the “Effective Date”), is made by and between Mascoma Corporation, a Delaware corporation (“Mascoma”), and Kinross Cellulosic Ethanol LLC, a Delaware limited liability company (“Licensee”). Each of Mascoma and Licensee may be referred to herein as a “Party” or together as the “Parties.”

WHEREAS, Mascoma owns and is developing proprietary microorganisms and manufacturing processes for the production of cellulosic ethanol and other products from cellulosic biomass;

WHEREAS, Licensee intends to develop and operate an integrated commercial scale cellulosic production facility to perform such processes for the production of cellulosic ethanol and associated by-products and co-products;

WHEREAS, Licensee desires that Mascoma provide a supply of Organisms (as defined below) for such purpose, and Mascoma is willing to provide such supply for such purpose;

WHEREAS, Licensee desires that Mascoma provide certain support services and Mascoma is willing to provide such services under the terms hereof;

WHEREAS, subject to the terms and conditions of this Agreement, Licensee desires and is willing to secure from Mascoma, and Mascoma desires and is willing to grant to Licensee, a license to use the Mascoma Process and the Organisms under the Mascoma IPRs in the Field with respect to the Kinross Facility (each as defined below).

NOW, THEREFORE, in consideration of these premises and the mutual covenants, agreements, representations and warranties herein contained, the Parties hereby agree as follows:

1. Definitions.

The following terms and their correlatives will have the following meanings:

1.1 “Applicable Law” means all applicable laws, rules and regulations (including those of any Regulatory Agencies) that may be in effect from time to time.

1.2 “Commercial Validation of Performance” means that the Kinross Facility has successfully completed and passed a Performance Test (as defined in the Guarantee Agreement set forth in Exhibit 2.3(e)); with respect to any Expanded Capacity, a separate Performance Test must be completed and passed for such Expanded Capacity.

1.3 “Control”, “Controls” or “Controlled by” means, with respect to any Intellectual Property Rights, the possession by Mascoma, during the Term, of the ability to grant to Licensee a sublicense as provided herein to such Intellectual Property Rights, limited to Intellectual Property Rights licensed to Mascoma pursuant to (a) New Upstream Licenses under which Licensee elects to receive a sublicense hereunder pursuant to Section 2.4(b) and (b) Third Party

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

License Agreements (as defined in Section 1.31) (it being understood that Licensee is not a party to such third party agreements, nor has any obligations to Third Party Licensors under such agreements and is not in privity of contract with any Third Party Licensors).

1.4 “Development and Operation” (and its correlatives) means engineering, planning, construction, testing, qualification, validation, production, repair and maintenance, and expansion.

1.5 “EPA” means the U.S. Environmental Protection Agency, and any successor agency thereto.

1.6 “Exclusive Area” means the land area encompassing a 150 mile land radius around the Kinross Facility (which, for the avoidance of doubt, includes land mass in the United States and Canada).

1.7 “Kinross Facility” means a cellulosic ethanol production facility operated by Licensee that (a) is located at Kinross Charter Township, Michigan, and (b) has initial design capacity for cellulosic ethanol of twenty (20) MMGY, with expanded capacity rights as set forth in Section 4.2.

1.8 “Feedstock” means hardwood biomass of such type, grade and composition that is generally available within the Exclusive Area.

1.9 “Field” means the production of cellulosic ethanol by converting Feedstock directly into Product using an Organism(s) in a facility.

1.10 “Initial Project Financing” means the initial closing of a financing transaction pursuant to which the Licensee receives proceeds sufficient to commence the construction of the Kinross Facility with cellulosic ethanol production design capacity of at least twenty (20) MMGY for the performance of the Project at the Kinross Facility.

1.11 “Intellectual Property Rights” means trade secret rights, copyrights, Patents and other intellectual property rights.

1.12 “Mascoma Subsidiary” means any entity which (directly or indirectly) is controlled by Mascoma. Notwithstanding the foregoing, the term “Mascoma Subsidiary” will not include Frontier or any subsidiaries of Frontier (including Licensee). For the purposes of this Section 1.12, the term “control” (including its correlatives) means the direct or indirect possession of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

1.13 “Mascoma IPRs” means all Intellectual Property Rights owned or Controlled by Mascoma (in the territory(ies) in North America in which Licensee is permitted to perform the Mascoma Process or Mascoma Process Improvements and use the Organisms or Organism Improvements hereunder) during the Term for the use of the Mascoma Process or Mascoma Process Improvements in order to manufacture Product directly from Feedstock using Organisms or Organism Improvements in the Kinross Facility or to manufacture additional supplies of

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

Organisms or Organism Improvements (in each case to the extent expressly permitted hereunder). Exhibit 1.13 lists Patents that are included within the Mascoma IPRs as of the Effective Date.

1.14 “Mascoma Process” means a process for converting a Feedstock into Product using an organism(s) via enzymatic hydrolysis and fermentation followed by distillation, which process is described in Exhibit 1.14A and Exhibit 1.14B.

1.15 “Mascoma Process Improvements” means any improvements made to the Mascoma Process, whether by Mascoma, Mascoma Subsidiaries, Licensee or Third Parties. Mascoma will have a duty to keep Licensee informed with respect to the Mascoma Process Improvements and the validation of the Mascoma Process Improvements in accordance with Section 1.16 and shall use commercially reasonable efforts to convert Mascoma Process Improvements into Mascoma Process Validated Improvements within a reasonable period.

1.16 “Mascoma Process Validated Improvements” means any Mascoma Process Improvements that have (a)(i) been tested by Mascoma in a pilot, demonstration, or commercial scale facility and that have passed the requirements reasonably determined by Mascoma for such testing and (ii) been certified by or on behalf of Mascoma as being free from any material risk of a Third Party intellectual property claim or (b) otherwise been generally authorized for use by Mascoma with its Third Party Mascoma Process licensees.

1.17 “MMGY” means million Gallons per year.

1.18 “North America”, for the purposes of this Agreement, means the United States, Canada and Mexico.

1.19 “Organism” means the proprietary microorganisms described in Exhibit 1.18.

1.20 “Organism Improvements” means any improvements made to the Organisms, whether by Mascoma, Mascoma Subsidiaries, Licensee or Third Parties. Mascoma will have a duty to keep Licensee informed with respect to the Mascoma Organism Improvements and the validation of the Mascoma Organism Improvements in accordance with Section 1.21 and shall use commercially reasonable efforts to convert Organism Improvements into Organism Validated Improvements within a reasonable period.

1.21 “Organism Validated Improvements” means any Organism Improvements that have (a)(i) been tested by Mascoma in a pilot, demonstration, or commercial scale facility and that have passed the requirements reasonably determined by Mascoma for such testing and (ii) been certified by or on behalf of Mascoma as being free from any material risk of a Third Party intellectual property claim or (b) otherwise been generally authorized for use by Mascoma with its Third Party Mascoma Process licensees.

1.22 “Patent” means a patent or patent application, including any additions, divisions, continuations, continuations-in-part, substitutions, reissues, reexaminations, registrations and renewals.

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

1.23 “Product” means cellulosic ethanol and associated co-products and by-products.

1.24 “Project” means the Development and Operation of the Kinross Facility for the commercial production of Product directly from Feedstock, together with such production at such Kinross Facility.

1.25 “Project Construction Phase Completion” means mechanical completion of the Kinross Facility.

1.26 “Regulatory Agency” means any national (e.g., the EPA), supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity.

1.27 “Regulatory Approvals” means all permits (including environmental and site permits), licenses, approvals, permissions, registrations or authorizations of any Regulatory Agencies necessary in order for Licensee to exercise any of its rights hereunder, including the performance of the Project with respect to each Kinross Facility.

1.28 “Rome Facility” means Mascoma’s cellulosic ethanol facility located in Rome, New York.

1.29 “Term” means the term of this Agreement, as described in Section 10.1.

1.30 “Third Party” means any person or entity other than Mascoma, Mascoma Subsidiaries and Licensee.

1.31 “Mascoma’s Obligations Under Third Party License Agreements” means the obligations of Mascoma under any agreement pursuant to which a Third Party Licensor has licensed or licenses to Mascoma any of the Mascoma IPRs as of the Effective Date and specifically listed in Exhibit 1.31 (“Third Party License Agreements”); it being understood that Licensee does not have any obligations to such Third Party Licensor and all such obligations rest solely with Mascoma.

1.32 “Third Party Licensor” means any Third Party that has licensed to Mascoma any of the Mascoma IPRs.

1.33 “Gallon” means one standard United States liquid gallon comprising 231 cubic inches at 60 degrees Fahrenheit.

1.34 “Ethanol Yield” means Gallons of cellulosic ethanol which, when blended with denaturant will meet the specifications set forth in ASTM D 4806-11a per bone dry ton of Feedstock.

1.35 “JV Agreement” means that certain LLC Agreement between Kinross, Diamond Alternative Energy, LLC and Frontier Renewable Resources, LLC (“Frontier”) of even date herewith.

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

2. License.

2.1 Mascoma IPRs License. Subject to the terms and conditions of this Agreement, Mascoma hereby grants to Licensee during the Term a non-transferable, non-sublicensable license, under the Mascoma IPRs, to Use (as defined below) the Mascoma Process, including the right to use the Organism and any and all Mascoma Process Improvements and Organism Improvements, in each case at the Kinross Facility. For the avoidance of doubt, the foregoing license does not include the right to, and Licensee will not, (a) use the Mascoma Process outside the Field, or (b) use any trademarks of Mascoma in connection with the commercialization of any Products without Mascoma’s prior written consent. Such license is exclusive in the Exclusive Area, and grants Licensee the right to use, including the rights for the design, maintenance, construction, operation and repair of the Kinross Facility (collectively, “Use”), the Mascoma Process in the Field and for the Kinross Facility, to use in carrying out the Mascoma Process in the Field in the Kinross Facility any apparatus or Organism therefor, and to export to, sell or use in any country the Products of the Mascoma Process.

2.2 Exclusive Area Exclusivity. During the Term, Mascoma will not grant any other license that may use Feedstock within the Exclusive Area.

2.3 Engineering Design Package; Improvements; Organism Supply. The Mascoma Process includes the full engineering design package provided to Licensee by Mascoma.

(a) Ability to Disclose. Mascoma hereby represents and warrants that it is free to disclose such engineering design package to Licensee and such engineering package will be provided without obligation to account to a Third Party therefore, other than as specifically included in Exhibit 1.31.

(b) Clarifications; Validated Improvements. The initial engineering design package will be made in accordance with the Mascoma’s current process design. However, the parties agree to include without limitation (i) a [***] supply of Organisms supplied by Mascoma [***] to Licensee, as described in Section 3, plus any Organism Validated Improvements made by or on behalf of Mascoma, and (ii) [***] access to all Mascoma Process Validated Improvements [***] (except as set forth herein), in each case subject to termination of this Agreement as more fully described herein. Mascoma will promptly provide Licensee with notice of any Mascoma Process Validated Improvements or Organism Validated Improvements, and will provide or make available the Mascoma Process Validated Improvements and Organism Validated Improvements to Licensee [***] using commercially reasonable efforts (i.e., Mascoma will use commercially reasonable efforts to provide or make available [***]. However, notwithstanding anything contained herein, Licensee will not have any rights to any Mascoma Process Validated Improvements or Organism Validated Improvements hereunder that require Third Party Intellectual Property Rights to which Licensee elects not to take a sublicense pursuant to Section 2.4(b).

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

(c) Organism Escrow. The parties will enter into a third party escrow arrangement, at no charge to Licensee, for frozen Organism stock, which will be updated with Organisms or Organism Validated Improvements at Licensee’s direction as they are developed (but no more frequently than quarterly to the extent any Organism Validated Improvements are developed), whereby Licensee would have the right to access and use such frozen organism stock within the scope of the license granted herein. Subject to the terms of this Agreement, Licensee shall have the right to access and use frozen Organism stock for any reason within the scope of the license granted herein in the event Mascoma is unable or unwilling to supply Organisms as set forth herein.

(d) Engineering Design Package; Support. [***], Mascoma will deliver a basic engineering design package (sufficient for a Third Party contractor to conduct detailed engineering, procurement and construction with respect to the Mascoma Process) covering the components specified in Exhibit 2.3(d). For any Mascoma Process Validated Improvements for which Mascoma creates an engineering design package, Mascoma will use commercially reasonable efforts to provide Licensee, [***], an engineering design package of similar detail and quality to the initial basic engineering design package. However, if Mascoma does not provide or create an engineering design package for such Mascoma Process Validated Improvements, Licensee may use such Mascoma Process Validated Improvements to have an engineering design package created for itself for use at the Kinross Facility. However, for the avoidance of doubt, if Mascoma or any other party by or through Mascoma, desires to obtain such design package, Licensee will reasonably cooperate to provide such package to Mascoma or such other party and Mascoma or such other party will reimburse Licensee at commercially competitive rates as determined by the relevant parties, but in all instances, the minimum rate shall be all internal and external costs and expenses of Licensee to create such design package.

(e) Support; Performance Guarantee. Mascoma will provide all startup technical support to Licensee, [***] (with respect to the FTEs committed in Exhibit 2.3(e)), until Commercial Validation of Performance in accordance with Exhibit 2.3(e). In addition, all guarantees relating to the performance of the Kinross Facility are specified in Exhibit 2.3(e). As between Mascoma and Licensee, Licensee will remain responsible for the detailed design, procurement, construction, operation and maintenance of the Kinross Facility, except as performed by Mascoma.

(f) Third Party Technologies. Subject to Section 5.4, Licensee, at its sole option and expense, will have the right to elect to use any Third Party technology (as permitted herein) at the Kinross Facility.

2.4 Third Party License Agreements.

(a) Initial Third Party License Obligations. Only those obligations specifically set forth in Exhibit 1.31 shall apply to Licensee under this Agreement.

(b) New Third Party License Agreements. If Mascoma receives a license under any Intellectual Property Rights of any Third Party that are sublicensable to Licensee

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

hereunder, and that cover or claim improvements to the Mascoma Process or Organisms, then Mascoma will notify Licensee in writing of such event and provide Licensee with a copy of the applicable license agreement with such Third Party (“New Upstream License”) and notify Licensee as to the pass-through obligations of such New Upstream License, in each case subject to confidentiality obligations to which Mascoma may be bound, but in no event any more stringent than those set forth in this Agreement. Licensee will have the right to elect in writing, at any time after receipt of such notice, whether or not to include any such Third Party Intellectual Property Rights in the Intellectual Property Rights that are Controlled by Mascoma (and therefore sublicensed to Licensee) for purposes of this Agreement. If Licensee elects to have such Third Party Intellectual Property Rights included in this Agreement, such Intellectual Property Rights will be deemed Controlled by Mascoma and thus licensed to Licensee as part of the Mascoma IPRs, and Licensee will comply with the pass-through obligations to which it agreed. Licensee will reimburse Mascoma for any fees due to such Third Parties pursuant to such New Upstream Licenses under which Licensee elects to receive a sublicense on an auditable pass-through basis within thirty (30) days after receipt of an approved invoice therefor from Mascoma; for the avoidance of doubt, Licensee shall not be required to pay any fees due to Mascoma, but only those pass-through costs due to a Third Party under the New Upstream License.

(c) Precedence. All rights and the license granted to Licensee hereunder are and will be subject to and limited in all respects by the terms and conditions of all New Upstream Licenses under which Licensee elects to receive a sublicense, in each case that are applicable to Licensee.

(d) Certain Covenants. Mascoma has not and will not enter into any agreements with Third Parties or Mascoma Subsidiaries that limit or restrict any of the rights granted to Licensee hereunder.

2.5 Certain Restrictions. Except as permitted herein, Licensee will not and will not aid any Third Party through Licensee’s actions, to (i) manufacture, reproduce or use any Organisms or Organism Validated Improvements, or practice any method claimed or included in the Mascoma IPRs, outside of the Field, outside of the Kinross Facility, or otherwise in any manner not permitted hereunder, including in violation of any Applicable Law, or (ii) sell, offer for sale, export, import, distribute, disclose, disassemble, analyze the structure of or reverse engineer any Organisms or Organism Validated Improvements.

2.6 No Other Licenses or Rights. Except as expressly set forth herein, Mascoma reserves all right, title and interest in and to the Mascoma IPRs. No license or other right is or will be created or granted hereunder by implication, estoppel or otherwise.

3. Organism Supply.

3.1 Supply of Cell Banks. Mascoma will supply Licensee, on a semi-annual basis, at a time reasonably requested by Licensee, with a cell bank for the Organisms from which Licensee will obtain its supply of Organisms (the “Organism Cell Banks”). Mascoma recognizes that the Organism Cell Banks supplied under this Agreement are critical to the operation of the

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

Kinross Facility and that the failure to deliver all Organisms required for operation of the Kinross Facility on time and at specified levels of quality could have a negative impact on the Kinross Facility’s operations as well as Licensee’s obligations to Third Parties. Accordingly, quantity, time and quality are of the essence to this License Agreement. References in this Section 3 to Organisms will include Organism Validated Improvements as they are developed.

3.2 Ongoing Maintenance. Subject to Mascoma’s fulfillment of its obligations, Licensee will be responsible for maintaining sufficient quantities of Organisms for purposes of exercising the license granted in Section 2.1. In furtherance of the foregoing, as part of the license granted in Section 2.1, to the extent necessary to maintain a reasonable supply of Organisms, Licensee will have the right to manufacture Organisms by propagating Organisms that are either (a) contained in the Organism Cell Banks provided by Mascoma or (b) replicated through propagation (including through multiple generations) from the Organism Cell Banks provided by Mascoma.

3.3 Re-Supply. If Licensee’s inventory of Organisms becomes genetically contaminated or otherwise non-viable such that Licensee is unable to maintain sufficient quantities of Organisms pursuant to Section 3.2, Mascoma will use commercially reasonable efforts to re-supply Licensee with Organisms (in reasonable and appropriate quantities to be determined by the Parties) [***]. If Licensee requires re-supplies of Organisms more frequently than once in any twelve (12) month period (outside of the scheduled delivery and excepting replacement of non-conforming Organisms), the Parties will discuss in good faith a fee for any such re-supply, based on a reasonable cost-plus calculation.

3.4 Organism Warranties. Mascoma warrants that the Organisms furnished pursuant to this Agreement will be without defect and will meet the specifications set forth in Exhibit 1.18 (“Specifications”). Mascoma agrees to timely supply certificates of analysis (“COA”) to Licensee for quality verification of the supplied Organisms, which COAs will include the reasonable process parameters associated with Licensee’s quality programs. Licensee may independently test any Organism batch onsite or at a mutually agreed upon Third Party location (that is bound by obligations of confidentiality consistent with Section 7), with testing processes and procedures mutually agreed upon by the Parties in advance. If such Third Party testing demonstrates non-conformance with Specifications, then Licensee may reject any such Organism batch by providing written notice as described in this Section 3.4. Licensee must have such testing performed within thirty (30) days after receipt and provide Mascoma with a written notice of rejection within ten (10) days thereafter; otherwise, the Organisms will be deemed accepted. Mascoma will have no liability or responsibility for any negligent handling of the Organism after delivery to Licensee. However, regardless of handling issues, if Licensee requests additional or replacement Organisms, Mascoma will use commercially reasonable efforts to promptly re-supply Licensee with new Organisms in accordance with Section 3.3. If Licensee uses the Mascoma Process or any Mascoma Process Validated Improvements with any organisms other than Organisms and Organism Validated Improvements, then Mascoma’s guarantees and indemnities with respect to the Mascoma Process or any Mascoma Process Validated Improvements do not apply to the extent of Licensee’s use of such other organisms.

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

3.5 Remedies. If Mascoma furnishes any Organisms that fail to meet the Specifications or comply with the delivery schedules set forth above, ships Organisms contrary to Licensee’s reasonable instructions (and such failure has an adverse impact on the timeliness, quality, or quantity of the Organisms supplied), or ships Organisms that violate any Applicable Law, then in addition to any other remedies, in law or equity, Licensee will have the following (including those set forth in Section 10.4(a)) remedies:

(a) Mascoma will bear all reasonable costs for the storage, removal, disposal and/or return freight of any such Organisms; and

(b) If requested by Licensee, Mascoma will promptly replace such Organisms with a sufficient quantity of Organisms that meet the Specifications without charge to Licensee;

(c) If Mascoma cannot furnish Organisms in the time required by Licensee, or cannot furnish replacement conforming Organisms in the time required by Licensee, in each case in accordance with Section 3.1, Section 3.2, Section 3.3, and Section 3.4, Licensee may secure substitute organisms from a Third Party. Such Third Party supply shall be upon such terms and conditions as Licensee shall reasonably determine. Mascoma will reimburse Licensee for any reasonable costs which are incremental to those costs which would have been incurred for Organisms under the terms of this Agreement; and

(d) Licensee would owe Mascoma no royalties for any Product which is produced during the period when Licensee uses Third Party-supplied organisms (but Licensee would return to the use of Organisms as soon a reasonably practicable).

3.6 Delivery Transfer. All Organisms are furnished on a “delivered” basis, with risk of loss to Organisms passing at the applicable offloading point at the Kinross Facility. Mascoma specifically retains ownership of and is responsible for the Organisms throughout the transportation and off-loading process, including within the delivery vehicle.

4. License Fee; Payments.

4.1 License Fee. For the initial 20 MMGY of cellulosic ethanol design capacity of the Kinross Facility, the license fee consists of [***]. The License Fee is further described in the definition of “Technology License Fee Amount” in the JV Agreement.

4.2 Expanded Capacity. Licensee will have the unilateral option to expand the design capacity of the Kinross Facility for up to an additional 60 MMGY of cellulosic ethanol in any number and amount of increments, for a total design capacity of eighty (80) MMGY of cellulosic ethanol (the “Expanded Capacity”), subject to the payment of US[***] for each additional twenty (20) MMGY of design capacity (“Expanded Capacity License Fee”) to Mascoma. Such option may be exercised by Licensee upon written notice to Mascoma (the “Expanded Capacity Notice”). Mascoma will deliver a basic engineering design package consistent with Section 2.3(d) for such Expanded Capacity, and Licensee will pay Mascoma

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US[***] (the “Expanded Capacity Engineering Fee”) within thirty (30) days after delivery of such engineering package. Licensee will pay Mascoma an amount equal to one-half (1/2) of the corresponding Expanded Capacity License Fee minus the Expanded Capacity Engineering Fee within thirty (30) days after mechanical completion of the Expanded Capacity. Within thirty (30) days of the completion of the final Product Test (as described in Section 3.2 of Exhibit 2.3(e)) (as adjusted to reflect the expected performance of such Expanded Capacity including any Mascoma Process Validated Improvements and Organism Validated Improvements) for such Expanded Capacity, Licensee will pay the remaining one-half (1/2) of the corresponding Expanded Capacity License Fee provided, however, that such remaining amount shall be subject to reduction by the amount by which such Expanded Capacity License Fee may be reduced pursuant to Section 3.2 of Exhibit 2.3(e). The Expanded Capacity License Fee will be calculated on a pro rata basis; thus, for example, if Licensee only adds an additional ten (10) MMGY, it will be responsible for an Expanded Capacity License Fee equal to US[***]. Such additional fee will also include the same commitments from Mascoma in this Agreement including without limitation the supply of Organisms without additional fees or costs for the Expanded Capacity. But, in all instances, the Expanded Capacity License Fee will be proportionally adjusted based upon the design Expanded Capacity increase.

4.3 Running Royalties.

(a) Royalties. Licensee will pay Mascoma a running royalty based upon Ethanol Yield of the Kinross Facility using the Mascoma Process pursuant to Table 4.3, (i) for the initial design capacity of the Kinross Facility, beginning upon the Commercial Validation of Performance for such initial design capacity and ending [***], and (ii) for any Expanded Capacity, beginning upon the Commercial Validation of Performance for such Expanded Capacity and ending [***] after such Commercial Validation of Performance; provided, however, that in each case ((i) and (ii)) if Licensee is not producing ethanol in any material respect in the Kinross Facility due to an Event of Force Majeure or due to any change in Applicable Law during such time periods, such time periods will be extended for the length of any such non-production. For purposes of the table below, Ethanol Yield will be measured based upon actual production on a calendar quarterly basis, and royalties will be paid in arrears within thirty (30) days of the end of each calendar quarter. Upon the ending of Licensee’s obligation to make such royalty payments with respect to any amount of design capacity, the license granted in Section 2.1 will be considered fully paid-up with respect to such design capacity. If the design capacity of the Kinross Facility differs from that used in actual production, the fees specified in Section 4.1 and Section 4.2 will cover the actual production capacity when such design capacity is used in actual production, and the term of any running royalties will be based on actual production. For example, if the initial design capacity is 20 MMGY and the actual production capacity is initially 16 MMGY, and the Kinross Facility is later expanded to a design capacity of 37 MMGY with actual production of 34 MMGY, then (1) the fee in Section 4.1 will cover the first 20 MMGY of design capacity and Licensee will only be required to pay an Expanded Capacity License Fee with respect to the next 17 MMGY of design capacity as set forth in Section 4.2, and (2) the royalties payable pursuant to the initial design capacity will apply to the initial 16 MMGY of actual production, and the royalties payable due to the Expanded Capacity will apply to the subsequent 18 MMGY of actual production.

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Table 4.3

Royalty Scale	Ethanol Yield	Royalty (U.S. Dollars per Gallon of cellulosic ethanol produced, which when blended with denaturant, meets the ASTM D 4806-11a standard)

	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Royalty increases for yield performance increases will not be payable to the extent such performance improvements are directly attributable to Third Party enzyme improvements. Mascoma will have the ability to match any such improvements consistent with the procedure outlined in Section 5.4(d). Provided that Licensee is using the Organisms or Organism Validated Improvements, Licensee will continue to owe royalties, as agreed in this Section 4.3(a), to Mascoma during the applicable royalty term based on yields achieved prior to the enzyme improvements. And, subject to Licensee’s use of the Organisms and Organism Validated Improvements, royalty increases for yield performance increases that are attributable to Mascoma-provided improvements will be payable to the extent such improvements are then being utilized by Licensee.

(b) Other Feedstock. Notwithstanding anything herein to the contrary, the initial intended feedstock for the Kinross Facility is Feedstock as defined herein; however, such Feedstock definition may be broadened, upon the mutual written agreement of the Parties (which shall not be unreasonably withheld, delayed or conditioned by Mascoma) as to the parameters for such broadening, after the completion of the Commercial Validation of Performance. For purposes hereof, the definition of “Feedstock” would then include any lignocellulosic biomass (including but not limited to soft wood, switchgrass, and corn stover) mutually agreed upon by the Parties. Should alternative feedstock(s) become available that Licensee desires to process, Licensee must notify Mascoma in advance of processing such alternative feedstocks and the Parties must mutually agree in advance on the parameters for Licensee’s processing such alternative feedstocks. Mascoma agrees to negotiate with Licensee in good faith regarding the parameters for processing alternative feedstock, and that Mascoma’s permission to process alternative feedstock shall not be unreasonably withheld, delayed or conditioned. If running royalty rates are still applicable, the Parties would discuss in good faith establishing a commercially reasonable adjustment to the yields in Table 4.3 and any other license terms (including the applicable royalty term) as required to accommodate processing of such alternative feedstock. However, any such adjustments are subject to the mutual written agreement of the Parties.

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4.4 Reporting. For as long as Licensee has an obligation to account for running royalties to Mascoma pursuant to Section 4.3, Licensee will furnish to Mascoma a written report, within thirty (30) days after the end of each calendar quarter, accounting for such royalties during such calendar quarter, together with information in sufficient detail for Mascoma to determine the royalties that are owed to Mascoma under this Agreement. Such reports will include the following information for the applicable calendar quarter: the Ethanol Yield and the volume of cellulosic ethanol produced at the Kinross Facility. In addition, for purposes of Mascoma fulfilling its obligations to its Third Party Licensors, Licensee will provide Mascoma with the information set forth in Exhibit 1.31 as part of such reports.

4.5 Payment Terms.

(a) Payments.

(i) All payments to be made by Licensee to Mascoma hereunder will be made in U.S. dollars by wire transfer to such bank account as Mascoma may designate.

(ii) For running royalties for which Licensee is required to pay Mascoma pursuant to Section 4.4, Licensee will pay such amounts to Mascoma concurrently with the delivery of reports accounting for such royalties described in Section 4.4.

(b) Books and Records. Throughout the Term (and, in the event of any termination of this Agreement, for as long as royalties are otherwise payable hereunder), Licensee will keep adequate books and records for the purposes of calculating all amounts payable by Licensee to Mascoma hereunder (and any amounts payable by Licensee to Mascoma pursuant to New Upstream Licenses, as applicable). For the removal of doubt, Licensee shall be required to maintain such records for three (3) years from the date of their creation. Licensee will also maintain such books and records at its principal place of business and keep them open for inspection at reasonable times and upon reasonable notice by Mascoma to verify all amounts payable to Mascoma hereunder. The information provided or made available to Mascoma in accordance with this Section 4.5(b) will be deemed “Confidential Information” of Licensee hereunder. In the event of any underpayment, (A) Licensee will immediately pay to Mascoma the difference between the amount actually paid by Licensee and the amount determined to be owed under this Section 4.5(b) and (B) Licensee will reimburse Mascoma for all reasonable out-of-pocket costs related to such inspection if the amount determined to be owed under this Section 4.5(b) is five percent (5%) or more than the amount actually paid by Licensee (but only for the period audited). Licensee will also permit any and all Mascoma Third Party auditors, bound under a provision of confidentiality no less stringent than those set forth in this Agreement, to inspect or audit such books and records. In the event of any overpayment, any overpaid amounts will be creditable against the earliest future amounts due by Licensee, or, if no such future amounts are due within six months, by refund.

(c) Taxes. Licensee may withhold from payments due to Mascoma amounts for payment of any withholding tax that is required by Applicable Law to be paid to any taxing authority with respect to such payments. Licensee will provide Mascoma all relevant documents

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and correspondence, including evidence from time to time as to the payment of such tax, and will also provide to Mascoma any other cooperation or assistance on a reasonable basis as may be necessary to enable Mascoma to claim exemption from such withholding taxes. Apart from any such permitted withholding, the amounts payable by Licensee to Mascoma hereunder will not be reduced on account of any taxes, charges, duties or other levies, but excluding any taxes based upon the income of Mascoma, Mascoma gross receipts taxes, Mascoma license registration fees and the like or any taxes related to Mascoma’s conducting business. Mascoma will reasonably cooperate with Licensee with respect to obtaining tax exemptions or any tax credits applicable to Licensee.

(d) Interest Due. Licensee will pay Mascoma interest on any undisputed payments that are not paid on or before the date such payments are due under this Agreement at the prime rate as listed in the Wall Street Journal on the date the payment was due or the maximum applicable legal rate, if less, calculated on the total number of days payment is delinquent. For the avoidance of doubt, interest shall not accrue on any underpayment or overpayment pursuant to Section 4.5(b) until it is determined that such payment is due.

(e) [***]

(i) [***]

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[***]

(ii) Mascoma will maintain records in the ordinary course of business on all such licenses. During the [***] , Licensee will have the right during normal business hours and upon reasonable notice to inspect and copy such records solely for the purpose of verifying that the Qualifying Project Site’s cost [***]. Licensee may retain such information only for so long as reasonably necessary to verify the foregoing or enforce this Section 4.5(e). All Mascoma information obtained or made available in connection with such audit shall be deemed the Confidential Information of Mascoma.

(iii) [***]

(iv) [***]

5. Other Covenants of the Parties.

5.1 Equipment. Any equipment required to operate the Kinross Facility would be sourced by Licensee as follows:

(a) If available on a non-proprietary basis, then such equipment would be open-sourced by Licensee pursuant to Licensee’s project development, execution and construction sourcing practices.

(b) If only available on a proprietary basis from Mascoma or Mascoma Canada Inc. or another Mascoma Subsidiary, then such equipment would be sourced by Licensee from Mascoma or such Mascoma Subsidiary [***].

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

5.2 Access to Kinross Facility and Data.

(a) Mascoma Access. Upon at least two (2) weeks advance written notice to Licensee, Mascoma will have the right to enter and have reasonable access to the Kinross Facility, under the supervision of Licensee, for the purpose of observing the operation of the Mascoma Process at the Kinross Facility. Further, within two (2) weeks after Mascoma’s reasonable request, Licensee will provide Mascoma with a copy of relevant operating data relating to the Mascoma Process at the Kinross Facility, among other purposes, for the purpose of Mascoma’s analysis and comparison of such operating data with operating data for the Rome Facility and Mascoma’s cellulosic ethanol facility located in Lebanon, New Hampshire. Notwithstanding the foregoing, such access may not create an unreasonable burden on the Kinross Facility plant operations.

(b) Licensee Access. Prior to the date the first Commercial Validation of Performance of the Kinross Facility, upon at least two (2) weeks advance written notice to Mascoma, Licensee will have the right to enter and have reasonable access to the Rome Facility, under the supervision of Mascoma, for the purpose of observing the operation of the Mascoma Process at the Rome Facility to the extent substantially related to Licensee’s activities hereunder. Further, within two (2) weeks after Licensee’s reasonable request, Mascoma will provide Licensee with a copy of relevant operating data relating to the Mascoma Process at the Rome Facility, among other purposes, for the purpose of Licensee’s analysis and comparison of such operating data with operating data for the Kinross Facility and to aid Licensee with any construction, maintenance, repair or operational issues that pertain to the Mascoma Process. Notwithstanding the foregoing, such access may not create an unreasonable burden on the Rome Facility plant operations.

5.3 Compliance.

(a) Compliance with Applicable Law. Each Party will comply with all Applicable Law and accepted industry practices in the performance of any and all of their obligations and the exercise of any and all of their rights hereunder.

(b) Regulatory Approvals. Without limiting the foregoing, Licensee will obtain the Regulatory Approvals necessary for Licensee to exercise any of its rights hereunder, including obtaining permits, licenses and permissions required to Develop and Operate the Kinross Facility; for the avoidance of doubt Mascoma shall ensure that the Organism and any Organism Validated Improvements have full Regulatory Agency approvals for use at the Kinross Facility, including as used as part of the Mascoma Process (for example, and without limitation, Regulatory Agency approvals for commercial use of a genetically modified organism).

5.4 Exclusivity.

(a) Exclusivity Obligation. During the Term, Licensee will work exclusively with Mascoma in the Field with respect to the Mascoma Process, Mascoma Process Validated Improvements, Organisms and Organism Validated Improvements (other than as permitted below) at the Kinross Facility. Notwithstanding the foregoing, without limiting Mascoma’s rights to the Process-Related IP or Field-Related IP (each as defined in Section 6), Licensee will have the right to incorporate non-Mascoma Third Party technologies at the Kinross Facility (for

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

example and not by way of limitation, Andritz pre-treatment technology or the conversion of lignin to saleable products), provided that at the time of such incorporation, such Third Party technology does not circumvent the Mascoma Process, Mascoma Process Validated Improvements, Organisms or Organism Validated Improvements, as applicable.

(b) Deficiencies. In addition, if Licensee desires to engage any Third Party consultant or technology provider in order to address any material performance or production shortfalls (“Deficiencies”) related to the Mascoma Process, Licensee will notify Mascoma thereof in writing (the “Remediation Notice”) and Mascoma will have the right to propose, within thirty (30) days and at no cost to Licensee, a remedy to address such Deficiencies, including estimated cost and time to completion. Such remedy work may be performed by Mascoma or Mascoma’s contractors (subject to Licensee’s sole approval), at commercially competitive rates as agreed by the Parties. Licensee will consider Mascoma’s remedy in good faith; however, Licensee may in its reasonable discretion elect to remedy such Deficiencies using in-house engineering personnel or Third Party consultants or technology providers, provided that (i) Licensee will use commercially reasonable efforts to cause any intellectual property developed by such Third Party as a result of such activities (and all Intellectual Property Rights therein) to be assigned to Licensee (and will be deemed Process-Related IP or Field-Related IP to the extent such intellectual property meets the definitions thereof), (ii) Licensee will use commercially reasonable efforts to avoid any restrictions which would prevent Mascoma from being provided all relevant information related to such third party’s assessment, actions and results, and (iii) Licensee reasonably considers in good faith any input provided by Mascoma in relation to such assessment, actions and results.

(c) Remedying Deficiencies. Licensee will use commercially reasonable efforts to remedy any Deficiencies identified in the Remediation Notice. Commencing at the date that is one year after the Remediation Notice, if Licensee reasonably determines that such Deficiencies cannot be remedied (whether by or on behalf of Licensee or Mascoma) and create a material economic hardship on Licensee’s ability to operate the Mascoma Process at the Kinross Facility, then Licensee will no longer be bound by the requirement to work exclusively with Mascoma pursuant to Section 5.4(a), and Mascoma will no longer have rights to the Process-Related IP and Field-Related IP developed thereafter. In such case, Licensee would maintain all other license rights granted herein, and any future royalties payable to Mascoma would be based upon Table 4.3 at yields historically achieved, provided that if any Mascoma Process Validated Improvements or other Organism Validated Improvements later yield improvements to performance of the Mascoma Process, the royalties payable will revert to Section 4.3.

(d) New Third Party Technologies. In the event Licensee becomes aware of a new, advanced or different organism or other catalyst that could replace the Organism, Licensee may evaluate such organism or other catalyst at the Kinross Facility, and if such organism or other catalyst provides materially improved economic performance when used with the Mascoma Process (including when considering the cost thereof), Licensee will give Mascoma one hundred eighty (180) days to provide Organism Validated Improvement(s) that are evaluated to result in an Organism with equivalent or better benefit at no additional cost to Licensee. In the event Mascoma is unable to provide such Organism Validated Improvement(s) within the one hundred eighty (180) day period, Licensee shall immediately be free to use such different

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organism or other catalyst without any liability and without affecting any other portion of this Agreement. Any royalties payable to Mascoma subsequent to such change would be based upon Table 4.3 at yields achieved prior to the change, provided that if any Mascoma Process Validated Improvements or other Organism Validated Improvements later yield improvements to performance of the Mascoma Process, the royalties payable will revert to Section 4.3. Notwithstanding the foregoing, nothing herein shall prevent Licensee from using Third Party technology, product or process in conjunction with the Mascoma Process pursuant to Section 5.4(a).

6. Developed Intellectual Property.

6.1 Process-Related IP. Without limiting clause (i) of Section 5.4(b), if not restricted or otherwise limited by other obligations or Applicable Laws, Licensee hereby assigns to Mascoma any intellectual property created, conceived and reduced to practice by or on behalf of Licensee in the course of operating the Kinross Facility during the Term that directly relates to the Mascoma Process (or any Mascoma Process Validated Improvements) or Organisms (or any Organism Validated Improvements) (“Process-Related IP”), provided that Licensee will retain a perpetual, irrevocable, non-exclusive, royalty-free, non-terminable, unrestricted right and license to use and otherwise fully exploit any and all such assigned Process-Related IP and further provided that Mascoma will only be able to license (or allow the sublicense of) such assigned Process-Related IP to the Third Party licensees of Mascoma technology that are contractually bound to permit the licensing to Licensee of intellectual property directly related to the Mascoma Process created by such Third Party licensees. Licensee will cooperate with Mascoma to effectuate and perfect the foregoing assignment, including by executing within a reasonable period assignments and other documents consistent with such ownership by Mascoma. All Process-Related IP will be deemed the Confidential Information of Mascoma (subject to Section 7.1(b)). To the extent that any information included in the Process-Related IP pertains to Licensee’s business or finances, such information shall be deemed Confidential Information of Licensee, provided that if Mascoma desires to disclose any such information of Licensee, then Mascoma will request Licensee’s consent to such disclosure, and Licensee will respond within thirty (30) days after such request and specify in writing which information it desires to redact, if any, provided further that if any such information is required for any regulatory filing, Mascoma may include such information in such filing without Licensee’s prior approval, but Mascoma will consult with Licensee prior to making any such filing. Notwithstanding the foregoing, Mascoma shall only disclose that amount of information that is reasonably necessary to meet its obligations but in all cases, Mascoma shall remove items specifically identifying Kinross or the performance of the Kinross Facility.

6.2 Responsibility; Cooperation. As between Mascoma and Licensee, Mascoma will have the sole responsibility hereunder to procure, maintain, enforce and defend all Process-Related IP (except as set forth herein, in its sole discretion) and Mascoma IPRs and will be responsible for any and all related filings, recordings, or other means of protection, including the payment of any and all such fees, expenses and costs, including, by way of example, any corresponding patent prosecution and maintenance fees. Licensee will use commercially reasonable efforts to cooperate with Mascoma, in Mascoma’s procurement, maintenance, enforcement and defense of the Mascoma IPRs and Process-Related IP, at Mascoma’s

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

reasonable expense. Licensee shall not have the obligation to patent or otherwise protect any of the Process-Related IP, but will use commercially reasonable efforts to cooperate with Mascoma as set forth above.

(a) Records. Licensee will maintain records in the ordinary course of business. To the extent such records relate to the Process-Related IP and Field-Related IP, Mascoma will have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records of Licensee.

6.3 Field-Related IP. Subject to the terms and conditions of this Agreement, Licensee hereby grants to Mascoma a perpetual, irrevocable, non-exclusive, royalty-free, sublicensable (through multiple tiers), non-terminable right and license to use and otherwise fully exploit any and all intellectual property, other than Process-Related IP, with applicability in the Field, that is developed or created by or on behalf of Licensee during the Term in the course of operating the Kinross Facility (“Field-Related IP”), to the extent Licensee owns or can sublicense such intellectual property. Mascoma shall have no right to any intellectual property developed by or on behalf of Licensee, other than the Process-Related IP and Field-Related IP. However, Mascoma shall only be able to further sublicense any Field-Related IP to the other Third Party or Mascoma Subsidiary licensees of Mascoma in the Field who have obtained a license from Mascoma to the Mascoma Process to the extent such other licensees have agreed to permit the sublicense to Licensee in the Field of such Third Party or Mascoma Subsidiary licensees’ Field-related intellectual property developed or created in the course of operating their licensed facilities (it being understood that Licensee will have the right to elect whether or not to license such Third Party or Mascoma Subsidiary licensees’ Field-related intellectual property pursuant to Section 2.4(b)), to the extent such Third Party or Mascoma Subsidiary licensee owns or can sublicense such intellectual property. For the avoidance of doubt, in order for Field-Related IP to be sublicensable to a licensee of Mascoma, such licensee must agree to allow the sublicense of its Field-related intellectual property to Licensee without cost to Licensee.

6.4 No Representations or Warranties. Notwithstanding any of the foregoing assignment or use of Process-Related IP or Field-Related IP, Licensee makes no representations or warranty of any kind with respect to the Process-Related IP or Field-Related IP, and any and all use of such Process-Related IP or Field-Related IP shall be at Mascoma’s sole expense and risk.

6.5 Disclosure of New Intellectual Property and Assignments. To the extent permitted herein, Licensee will use commercially reasonable efforts to (a) disclose to Mascoma Process-Related IP and Field-Related IP created, conceived and reduced to practice by or on behalf of Licensee in the course of operating the Kinross Facility, and (b) cause its employees, agents and contractors to assign their rights, title and interests in such Process-Related IP or Field-Related IP to Licensee (for further assignment of the Process-Related IP to Mascoma as set forth above), but so long as Licensee complies with its obligation to use such efforts, Licensee will not be obligated to ensure such disclosure or assignment occurs.

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6.6 Enforcement of Mascoma IPRs.

(a) Notification. To the extent not violative of any contractual commitment of Licensee, Licensee will promptly notify Mascoma, in writing, upon Licensee learning of any actual or suspected infringement by a Third Party of any Patents contained within the Mascoma IPRs (“Mascoma Patents”) within the Exclusive Area.

(b) Enforcement in the Exclusive Area. During the Term, to the extent permitted under Third Party License Agreements to which Mascoma is bound, Mascoma agrees to enforce any Mascoma Patents against Third Party infringers in the Field in the Exclusive Area (using the level of diligence commonly dedicated by a company in the bioethanol industry to the enforcement of patents against infringement that has a materially adverse competitive effect on such company’s own commercialized product of similar commercial value, in each case taking into account issues of geographic territory, proprietary position, the then-current competitive environment for such product and other scientific, technical and commercial factors) at no cost to Licensee.

6.7 Joint Research Agreement. For the limited purposes pertaining to Process-Related IP developed during the Term by or on behalf of Licensee, this Agreement will be understood to be a joint research agreement in accordance with 35 U.S.C. § 103(c)(3), provided that neither Party will not be required by this reference to have any Patent take advantage of or become subject to such § 103(c)(3).

7. Confidentiality.

7.1 Confidential Information.

(a) Scope. “Confidential Information” means, subject to the exceptions set forth in the following sentence, any information or data, regardless of whether it is in tangible form, disclosed by either Party (the “Disclosing Party”) that the Disclosing Party has either marked as confidential or proprietary, or has identified in writing as confidential or proprietary within thirty (30) days of disclosure to the other Party (the “Receiving Party”); provided, however, that reports and information related to or regarding the Disclosing Party’s business plans or operations strategies, technology, research and development, current and prospective customers, billing records and pricing, employee records, audit information, products or services, and any information disclosed in Section 4.4 and Section 5.2 will be deemed Confidential Information of the Disclosing Party even if not so marked or identified, unless any such report or information is the subject of any of the exceptions set forth in Section 7.1(b).

(b) Exceptions. Information and data will not be deemed Confidential Information hereunder if such information: (i) is known to the Receiving Party prior to receipt from the Disclosing Party directly or indirectly from a source other than one having an obligation of confidentiality to the Disclosing Party; (ii) becomes known (independently of disclosure by the Disclosing Party) to the Receiving Party directly or indirectly from a source other than one having an obligation of confidentiality to the Disclosing Party; (iii) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the Receiving Party; or (iv) is independently developed by the Receiving Party without reference to or use of the Confidential Information of the Disclosing Party. Notwithstanding the foregoing,

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(i) technical information disclosed under this Agreement will not be deemed to be within the foregoing exceptions merely because such information is embraced by more general information that is publicly known or in the Receiving Party’s possession, and (ii) any combination of features will not be deemed to be within the foregoing exceptions merely because individual features are publicly known or in the Receiving Party’s possession, but only if the combination itself and its principle of operation are publicly known or in the Receiving Party’s possession.

(c) Use and Disclosure of Confidential Information. The Receiving Party will not (i) use any Confidential Information of the Disclosing Party in any way, for its own account or the account of any other person or entity, except for the exercise of its rights and performance of its obligations under this Agreement, or (ii) disclose any such Confidential Information to any person or entity, other than furnishing such Confidential Information to (a) its employees and consultants who are required to have access to the Confidential Information in connection with the exercise of the Receiving Party’s rights and performance of its obligations under this Agreement, (b) existing and prospective investors and/or acquirers that are contemplating a potential investment in or acquisition of the Receiving Party and professional advisers (e.g., lawyers and accountants), or (c) in the case of Mascoma as the Receiving Party, to a Third Party Licensor to the extent disclosed in this Agreement (but subject to the confidentiality obligations consistent with those contained in this Agreement) or to its Third Party or Mascoma Subsidiary licensees with respect to Field-related IP pursuant to Section 6.3; provided, however, that any and all such employees, consultants, investors and acquirers and advisers, Third Party Licensors and licensees are bound by written agreements (or in the case of such lawyers and other professional advisors, ethical duties) to treat, hold and maintain such Confidential Information in accordance with the terms and conditions of this Section 7. The Receiving Party will not allow any unauthorized person access to the Disclosing Party’s Confidential Information, and the Receiving Party will take all action reasonably necessary to protect the confidentiality of such Confidential Information, including implementing and enforcing procedures to minimize the possibility of unauthorized use or copying of such Confidential Information. In the event that the Receiving Party is required by Applicable Law to make any disclosure of any of the Disclosing Party’s Confidential Information, by subpoena, judicial or administrative order or otherwise, the Receiving Party will first give written notice of such requirement to the Disclosing Party, and will permit the Disclosing Party to intervene in any relevant proceedings to protect its interests in such Confidential Information, and shall provide reasonable cooperation and assistance to the Disclosing Party in seeking to obtain such protection.

(d) Terms of this Agreement.

(i) Each Party will not disclose any of the terms of this Agreement to any Third Party without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose such terms as are required to be disclosed (i) to its accountants and advisors who have a “need-to-know” solely for the purpose of providing services to such Party, or (ii) to existing and potential investors, lenders and acquirers and the accountants and advisors of any of the foregoing; provided, however, that any such recipient is bound by a written agreement (or in the case of such lawyers and other professional advisors, ethical duties) requiring such recipients to treat, hold and maintain the terms of this Agreement as Confidential Information in accordance with the terms and conditions of this

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Section 7. Further, notwithstanding the foregoing, Mascoma may disclose the terms and conditions of this Agreement to any Third Party Licensor to the extent required as a Mascoma obligation as specified in Exhibit 1.30.

(ii) In addition, this Agreement and terms hereof may be disclosed by either Party only if and to the extent required pursuant to Applicable Law (including stock market or stock exchange rules; e.g., rules or regulations of the United States Securities and Exchange Commission, the Nasdaq or the NYSE), provided that a Party proposing to make such a disclosure as required by Applicable Law will inform the other Party of such required disclosure and provide the other Party with a copy of the text of such proposed disclosure at least five (5) business days prior to any proposed initial disclosure (and three (3) business days prior to any required revisions to such disclosure) unless otherwise agreed to by the parties in writing, to afford such other Party a reasonable opportunity to review and comment upon the proposed disclosure (including, if applicable, the redacted version of this Agreement) and will reasonably consider, consistent with Applicable Law (including interpretations thereof), the requests of the other Party regarding confidential treatment for such disclosure.

7.2 Press Releases. No Party may issue a press release regarding this Agreement or any other related transaction absent the express prior written approval of the other Party.

[NTD: Enforcement of confidentiality for Mascoma Process to be discussed.]

8. Representations and Warranties; Disclaimers; Limitations of Liability.

8.1 Mascoma. Mascoma hereby represents and warrants to Licensee that as of the Effective Date:

(a) all corporate action on the part of Mascoma and on the part of each of its officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of its obligations hereunder has been taken;

(b) this Agreement is the legal, valid and binding obligation of Mascoma, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally, and to general equitable principles;

(c) neither the execution and delivery of this Agreement nor the performance of the obligations contemplated hereby will: (i) conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of any contract or any other obligation to which Mascoma is a party or under which Mascoma is subject or bound, or (ii) violate any judgment, order, injunction, decree or award of any Regulatory Agency against, or affecting or binding upon, Mascoma or upon the assets, property or business of Mascoma, or (iii) constitute a violation by Mascoma of any Applicable Law of any jurisdiction as such Applicable Law relates to Mascoma or to the property or business of Mascoma;

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(d) it has the right to grant Licensee the license set forth in Section 2.1 for the Use of the Mascoma Process, including the rights under the Mascoma IPRs, and Use of the Organism in the Mascoma Process;

(e) it is in full compliance with the terms and obligations of the Third Party License Agreements that are valid and in effect as of the Effective Date of this Agreement; and.

(f) the Organism (including use of the Organism as part of the Mascoma Process) have full Regulatory Agency approvals for use at the Kinross Facility.

8.2 Licensee. Licensee hereby represents and warrants to Mascoma that as of the Effective Date:

(a) all corporate action on the part of Licensee and on the part of each of its officers, members, or managers necessary for the authorization, execution and delivery of this Agreement and the performance of its obligations hereunder has been taken;

(b) this Agreement is the legal, valid and binding obligation of Licensee, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally, and to general equitable principles; and

(c) neither the execution and delivery of this Agreement nor the performance of the obligations contemplated hereby will: (i) conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of any contract or any other obligation to which Licensee is a party or under which Licensee is subject or bound, or (ii) violate any judgment, order, injunction, decree or award of any Regulatory Agency against, or affecting or binding upon, Licensee or upon the assets, property or business of Licensee, or (iii) constitute a violation by Licensee of any Applicable Law of any jurisdiction as such Applicable Law relates to Licensee or to the property or business of Licensee.

8.3 Disclaimer of Warranties.

(a) Notwithstanding anything to the contrary in this Agreement, Mascoma specifically disclaims any representation, warranty or guarantee that the Project will be an economically viable commercial operation, and all other implied warranties, except for the warranties expressly set forth herein.

9. Indemnification.

9.1 Indemnification by Licensee. [NTD: To be negotiated and inserted at Closing]

9.2 Indemnification by Mascoma.

(a) [NTD: To be negotiated and inserted at Closing]

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(b) Mascoma will defend, indemnify and hold harmless Licensee and its directors, officers, employees and agents, and their successors, heirs and assigns (collectively, “Licensee Indemnitees”), from and against any and all Losses arising from or in connection with all Claims that may be threatened, assessed in or become payable under any settlement, or decree or judgment by any court or Regulatory Agency, which results from such Claims to the extent arising from infringement of any Intellectual Property Rights of a Third Party arising out of or in connection with (1) the disclosure by or through Mascoma of the Mascoma Process, Mascoma Process Validated Improvements or information provided by Mascoma, (2) possession by Licensee of the information provided by or through Mascoma regarding the Mascoma Process, Mascoma Process Validated Improvements or information provided by Mascoma, or (3) license to Licensee or Use of the Mascoma Process, Mascoma Process Validated Improvements or any portion of the Mascoma Process or Mascoma Process Validated Improvements, or technology provided by Mascoma hereunder, including the use or possession of the Organisms and Organism Validated Improvements.

(c) Reserved

(d) Notwithstanding the foregoing, Mascoma’s obligations under this Section 9.2 will not apply to Claims of a Third Party to the extent based on (x) the combination of the Mascoma Process, Mascoma Process Validated Improvements, Organisms or Organism Validated Improvements with a third party technology or organism not provided by or through Mascoma unless Mascoma was provided with prior written notice of such combination for purposes of its obligations in Section 9.2(b) and did not object to such combination, (y) modifications of the Mascoma Process, Mascoma Process Validated Improvements, Organisms or Organism Validated Improvements by Licensee, unless Mascoma was provided with prior written notice of such modifications for purposes of its obligations in Section 9.2(b) and did not object to such modifications, or (z) unauthorized use of the Mascoma Process, Mascoma Process Validated Improvements, Organisms or Organism Validated Improvements unless Mascoma was provided with prior written notice of such use for purposes of its obligations in Section 9.2(b) and did not object to such use.

(e) If the Mascoma Process or any Mascoma Process Validated Improvements, Organism or Organism Validated Improvement is subject to a Claim of a Third Party claiming that the Mascoma Process, Mascoma Process Validated Improvement, Organism or Organism Validated Improvement infringes a Third Party’s Intellectual Property Right, or in Mascoma’s opinion is likely to become the subject of such a claim, Mascoma will have the right to either: (a) procure for Licensee the right to continue using the Mascoma Process, Mascoma Process Validated Improvement, Organism or Organism Validated Improvement provided such procurement does not materially increase the costs or expenses for Licensee; (b) modify the Mascoma Process, Mascoma Process Validated Improvement, Organism or Organism Validated Improvement so that it becomes non-infringing but only if approved by Licensee (such approval will not be unreasonably withheld or delayed) and provided such modification does not materially degrade, slow or increase costs or expenses for Licensee; or (c) substitute the allegedly infringing portion of the Mascoma Process, Mascoma Process Validated Improvement, Organism or Organism Validated Improvement with other non-infringing processes or catalysts but only if approved by Licensee (such approval will not be unreasonably withheld or delayed) and, provided such substitution does not materially degrade, slow or increase the costs or expenses for Licensee.

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(f) Provided that Mascoma has complied with its obligations under Section 9.2(b) and (e), the provisions herein are Licensee’s sole and exclusive remedy in connection with actual or alleged infringement of any Intellectual Property Rights of a Third Party.

9.3 Process.

(a) If a Mascoma Indemnitee or Licensee Indemnitee (the “Indemnitee”) intends to claim indemnification under this Section 9, the Indemnitee will notify the indemnifying Party (the “Indemnitor”) in writing promptly upon becoming aware of any Claim (it being understood and agreed, however, that the failure by an Indemnitee to give such notice will not relieve the Indemnitor of its indemnification obligation under this Agreement except to the extent materially prejudiced thereby).

(b) The Indemnitor will be fully responsible for the defense of any such Claim at its own expense with counsel selected by the Indemnitor and reasonably acceptable to the Indemnitee; provided, however the Indemnitee shall have the right to be represented by advisory counsel of its own selection. The Indemnitor will reasonably consult with the Indemnitee with respect to the defense of any Claims. The Indemnitee will render the Indemnitor all reasonable cooperation, assistance and information that may be required by the Indemnitor in the defense of such Claim, at the Indemnitor’s reasonable costs and expense.

(c) The Indemnitor will not, except with the approval of the the Indemmnitee, consent to entry of any judgment or enter into any settlement that (a) would result in injunctive or other relief being imposed against the Indemnitee, (b) does not include as a term thereof an unconditional release for the benefit of the Indemnitee from all liability in respect to such Losses, and (c) would impose unreasonable costs on the Indemnitee.

9.4 Limitations of Liability.

NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, EXCEPT FOR (A) LICENSEE’S BREACH OF THE SCOPE OF THE LICENSE GRANTED HEREIN, (B) EITHER PARTY’S BREACH OF SECTION 7 OR (C) LIABILITY ARISING FROM SECTION 9, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INDIRECT, PUNITIVE, INCIDENTAL OR SPECIAL DAMAGES, LOSS OF PROFITS OR GOODWILL OR FOR EXEMPLARY DAMAGES, IN EACH CASE EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10. Term and Termination.

10.1 Term. This Agreement will commence as of the Effective Date and will continue for a period of ten (10) years and will continue thereafter unless (i) terminated by Licensee in writing by giving one hundred eighty (180) days notice, or unless sooner terminated in

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accordance with the terms hereof or by mutual written consent, or (ii) until the final dissolution or winding up of the Licensee or permanent discontinuation of the operation of the Kinross Facility.

(a) In the event this Agreement terminates pursuant to clause (i) above (other than pursuant to Section 10.2), Licensee will continue to have the right to use the Mascoma Process and Mascoma Process Validated Improvements (as they existed at the time of termination) pursuant to the license granted in Section 2.1 with respect to the Kinross Facility for the ethanol capacity existing at the time of termination for which the corresponding license fee(s) under Sections 4.1 and 4.2 have been paid, and the royalties payable under Section 4.3 will continue to be payable until the expiration of their royalty term in accordance with Section 4.3 to the extent Licensee continues to produce ethanol using Organisms or Organism Validated Improvements during such royalty term, even after such termination; for clarity, Mascoma shall continue to provide to the Kinross Facility the latest Organism or Organism Validated Improvements as of the date of termination at its sole cost, except that if Licensee fails to pay any undisputed royalties within ninety (90) days after receipt of written notice thereof, or Licensee breaches the scope of the license granted herein, and, in either event, Licensee fails to commence to cure such breach within ninety (90) days after receipt of written notice thereof or to continually use commercially reasonable efforts to cure such breach after such 90-day period, then Mascoma will no longer have any obligation to provide Licensee with any Organisms or Organism Validated Improvements. Following termination Kinross shall have the sole option to continue to use the Mascoma Organism, subject to the payment of royalties during the royalty term, in perpetuity. If Mascoma develops an improved organism after termination, the parties will negotiate separate terms relating to the commercial supply thereof.

(b) If this Agreement expires pursuant to clause (ii) above or is terminated pursuant to Section 10.2, the license granted in Section 2.1 shall automatically terminate, except that if this Agreement is terminated pursuant to Section 10.2, Licensee will continue to have the right to use the Mascoma Process and Mascoma Process Validated Improvements pursuant to the terms of the license granted in Section 2.1 with respect to the Kinross Facility for the ethanol capacity existing at the time of termination for which the corresponding license fee(s) under Sections 4.1 and 4.2 have been paid, but Licensee will have no rights to any Organisms or Organism Validated Improvements (and Licensee will not use any Organisms or Organism Validated Improvements) absent the written consent of Mascoma.

(c) In any case, upon any expiration or termination of this Agreement, Mascoma will have no further obligation to provide Licensee with access or any rights to any future improvements thereto and Licensee will have no further obligation to provide Mascoma with access or any rights to any future improvements thereto.

10.2 Early Termination by Mascoma. Mascoma will have the right to terminate this Agreement in full immediately upon written notice to Licensee in the event that:

(a) Licensee fails to pay Mascoma any amounts not disputed in good faith when due in accordance with Article 4, and, after proper written notice to Licensee from Mascoma, such failure to pay remains uncured through no fault of Mascoma for more than ninety (90) days;

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(b) the Initial Project Financing has not closed, or construction of the Kinross Facility has not commenced, within one (1) year after the Effective Date (which one (1) year period will be tolled to the extent (i) any support provided by or through Mascoma causes any delays or (ii) the Manager (as defined in the JV Agreement) elects to delay completion of the Phase I Project (as defined in the JV Agreement) pursuant to Section 10.9 in the JV Agreement), or if the Project Construction Phase Completion for the Kinross Facility has not been successfully achieved within three (3) years after such commencement of construction (which three (3) year period will be tolled to the extent the Manager elects to delay completion of the Phase I Project pursuant to Section 10.9 in the JV Agreement), unless delayed by a Force Majeure Event (as defined in Section 14.9), provided that Licensee will use commercially reasonable efforts to mitigate the Force Majeure Event and in any case if any Force Majeure Event(s) result in aggregate delays of longer than ten (10) years, such termination right will apply;

(c) Licensee materially breaches any covenant, obligation, representation or warranty contained herein and Licensee does not cure such breach or, if the breach cannot reasonably be cured within the required 90-day period, commence to cure (and Mascoma agrees with the cure proposed by Licensee, which agreement will not be unreasonably withheld, delayed or conditioned) such breach within ninety (90) days after the receipt by Licensee of written notice specifying the nature of the alleged material breach;

(d) Licensee has abandoned efforts to commence commercial production of Product at the Kinross Facility using the Mascoma Process within one (1) year after such Project Construction Phase Completion has been successfully achieved, unless the reason is an Event of Force Majeure, provided that Licensee will use commercially reasonable efforts to mitigate the Force Majeure Event.

10.3 Early Termination by Licensee. Licensee will have the right to terminate this Agreement in full immediately upon written notice to Mascoma in the event that Mascoma materially breaches any covenant, obligation, representation or warranty contained herein and Mascoma does not cure such breach or, if the breach cannot reasonably be cured within the required 90-day period, commence to cure (and Licensee agrees with the cure proposed by Mascoma, which agreement will not be unreasonably withheld, delayed or conditioned) such breach within ninety (90) days after the receipt by Mascoma of written notice specifying the nature of the alleged material breach.

10.4 Certain Effects of Termination. Upon any expiration or termination of this Agreement:

(a) If the license granted in Section 2.1 survives termination pursuant to Section 10.1(a), then (i) Section 10.4 (b) will not apply to any Confidential Information of Mascoma related to the Mascoma Process, Mascoma Process Validated Improvements, Organisms or Organism Validated Improvements (but, for clarity, Licensee shall continue to be

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obligated to maintain the same as confidential pursuant to Section 7), provided that if Licensee no longer has the right to use Organisms or Organism Validated Improvements, then Section 10.4(b) will apply to Confidential Information of Mascoma related to Organisms or Organism Validated Improvements, and (ii) Licensee will further have the non-exclusive right to produce (or have produced), or to make (or have made) the Organism and Organism Improvements for the Kinross Facility in the Exclusive Area only for as long as it continues to have the right to use Organisms and Organism Improvements, provided that such Organism and Organism Improvements are used solely within the scope of the license granted in Section 2.1.

(b) Upon written request after such expiration or termination, (i) all materials containing such Confidential Information of the Disclosing Party in the Receiving Party’s possession or control will be returned by the Receiving Party or destroyed with the Disclosing Party’s prior written consent (files archived in electronic format will be deleted in the ordinary course of business but will not be used after termination of this Agreement), and (ii) all Organisms and Organism Validated Improvements in Licensee’s possession or control will be returned to Mascoma by Licensee or destroyed with Mascoma’s prior written consent. With respect to the foregoing clause (i), an officer of the Receiving Party will certify in writing to the Disclosing Party that the Receiving Party has complied with its obligations under such clause (i) and, with respect to the foregoing clause (ii), an officer of Licensee will certify in writing to Mascoma that Licensee has complied with its obligations under such clause (ii). The return of any Confidential Information will not relieve the Receiving Party of any of its obligations hereunder. Notwithstanding the foregoing, Mascoma and its Third Party or Mascoma Subsidiary licensees may retain the Field-related IP that constitutes Confidential Information of Licensee, so long as they maintain the confidentiality of such Confidential Information in accordance with Section 7 for so long as such Confidential Information is retained and the Field-related IP is used only for the purposes as provided herein.

(c) For clarity, upon any expiration or termination of this Agreement, Licensee will have the right to repurpose any of its equipment used as part of the Mascoma Process, provided that Licensee will not disclose any Confidential Information of Mascoma to any Third Parties in connection with such repurposing unless protected by a confidentiality agreement consistent with the obligations contained in this Agreement, subject in any case to Exhibit 1.14A and Exhibit 1.14B.

10.5 Survival. The following provisions will survive termination or expiration of this Agreement, as well as any other provision which by its terms or by the context thereof, is intended to survive such termination: 1, 6 (solely with respect to Process-Related IP and Field-Related IP disclosed or required to be disclosed pursuant to Section 6.5 prior to termination or expiration), 7, 9, 10, 11, 12, [13] and 14; and, if the license granted in Section 2.1 survives, Sections 2.1, 2.2 (only to the extent Organisms and Organism Validated Improvements are supplied by Mascoma and only for so long as Licensee is obligated to pay and pays royalties hereunder with respect thereto), 2.3(c) (but only to the extent Organisms and Organism Validated Improvements are supplied by Mascoma), 2.4 (only to the extent Licensee has elected to receive any New Upstream Licenses), 2.5, 2.6, 3, 4.3 (to the extent Licensee is using Organisms and Organism Validated Improvements and subject to the royalty term), 4.4, 4.5, 5.3 , in each case subject to the other terms and conditions of this Section 10. Termination or

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expiration of this Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice either Party’s right to obtain performance of any obligation. All other rights and obligations will terminate upon expiration or termination of this Agreement.

10.6 Alternate Project Plan. Prior to any termination of this Agreement due to a material adverse change to the development of the Project, Licensee and Mascoma will negotiate in good faith the terms and conditions for an alternate project plan for an alternative site located in North America based on the terms and conditions contained in this Agreement (but without obligation on either Party to enter into an agreement), as reasonably adjusted based on the characteristics of such alternative plan. In such case, any license fee (in any form) amount which has been paid by Licensee would be transferable. Notwithstanding any other term herein, if Licensee determines that such site is not economical, the Licensee may transfer this Agreement to another project site of Licensee’s selection located in North America, subject to any rights Mascoma may have granted before such transfer and any rights that Mascoma is then negotiating granting under a signed letter of intent, and provided that Licensee may not transfer this Agreement to another project site (or any related exclusive geographic area) located within [***] of a facility operated by or under a license from Mascoma. Notwithstanding anything contained herein, if Licensee elects to transfer this Agreement to another project site located in North America but outside of the United States or Canada, then Mascoma makes no representations, warranties, guarantees or indemnities solely with respect to regulatory approvals (unless Mascoma has obtained the requisite regulatory approvals) or patent infringement for the Mascoma Process, Mascoma Process Validated Improvements, any Organisms or any Organism Validated Improvements, provided that the parties will first discuss in good faith and agree upon (a) reimbursement of Mascoma for actual and commercially reasonable incremental costs associated with the fulfillment of its support and supply obligations for such project site (and not any other project site, other projects, or other initiatives) located outside the United States or Canada and (b) if the type of Feedstock to be used is materially different from the Feedstock contemplated to be used for the Kinross Facility, the parameters for the Product Test that would apply to such project site.

11. Continuation of Rights.

11.1 Generally. Except as set forth herein, this Agreement will survive any change of control, bankruptcy, insolvency, or winding up of either Party. In the event of any insolvency or winding up of either Party-licensor, each Party-licensee would have any and all possible rights to maintain and continue to exercise its rights and licenses granted hereunder, including, with respect to Licensee as the Party-licensee, all rights to produce (or have produced), or to make (or have made) the Organisms and Organism Validated Improvements for the Kinross Facility, provided that such Organisms and Organism Validated Improvements are used solely within the scope of the license granted in Section 2.1.

11.2 Bankruptcy. All rights and licenses granted by either Party under or pursuant to this Agreement are, for all purposes of Section 365(n) of Title 11 of the United States Code

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(“Title 11”), licenses of rights to “intellectual property” as defined in Title 11. Each Party-licensee agrees that, in the event of the commencement of bankruptcy proceedings by or against the other Party-licensor under Title 11, such Party-licensee, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights under this Agreement and all of its rights and elections under Title 11; provided that nothing contained in this Section 11.2 or resulting from either Party’s bankruptcy will limit either Party’s obligations or liabilities hereunder, or either Party’s rights or remedies in the event of any breach or delay in performing such obligations hereunder.

12. Dispute Resolution.

12.1 Mediation; Arbitration; Dispute Resolution. Except (i) as necessary to enforce any arbitral award, (ii) as necessary to secure equitable relief or (iii) for disputes resolved pursuant to Section 4.5(e)(iv), any controversy or claim, whether based on contract, tort, statute or other legal or equitable theory (including any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Agreement, including this Section 12.1) arising out of or related to this Agreement, or the breach or termination of this Agreement (any such controversy or claim, a “Dispute”) will be resolved in accordance with the terms, conditions, rules and procedures set forth on Exhibit 12.1 attached hereto. The Parties acknowledge and agree that this Section 12.1 is intended to cover controversies and claims that could otherwise be resolved through litigation.

12.2 Equitable Relief. Notwithstanding anything to the contrary, each of the Parties hereby acknowledges that a breach of their respective obligations under this Agreement may cause irreparable harm and that the remedy or remedies at law for any such breach may be inadequate. Each of the Parties hereby agrees that, in the event of any such breach, in addition to all other available remedies hereunder, the non-breaching Party will have the right to seek equitable relief to enforce the provisions of this Agreement.

12.3 Tolling. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) will be tolled while the dispute resolution procedures set forth in this Section 12 are pending, and the Parties will cooperate in taking all actions reasonably necessary to achieve such a result.

13. Insurance. Each Party will purchase and maintain, at its sole cost and expense, insurance meeting the requirements of, and shall otherwise comply with the provisions of, Exhibit 13.

14. Miscellaneous Provisions.

14.1 Assignment; Binding Effect. This Agreement may not be assigned or otherwise transferred by either Party, without the written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed); provided, however, that either Party may, without such consent, assign this Agreement to a successor or purchaser of all or substantially all of its business or assets to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other similar transaction (other than, in the case of Licensee, a Mascoma Competitor (as defined in Exhibit 1.14A)). No assignment shall be valid until the assignee has assumed the

29

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

rights and obligations of the assignor under this Agreement. The rights and obligations of the parties under this Agreement will be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement will be void.

14.2 Notices. Any notice, request, demand other communication required or permitted hereunder will be in writing and will be deemed to have been given (a) if delivered or sent by facsimile transmission, upon acknowledgment of receipt by the recipient, (b) if sent by a nationally recognized overnight courier, properly addressed with postage prepaid, on the next business day (or Saturday if sent for Saturday delivery) or (c) if sent by registered or certified mail, upon the sooner of receipt or the expiration of three (3) days after deposit in United States post office facilities properly addressed with postage prepaid. All notices will be sent to the addresses set forth below or to such other address as such Party may designate by notice to each other Party hereunder:

If to Mascoma:

Mascoma Corporation

[Address]

Attention: [                    ]

Facsimile: [                    ]

With a copy to:

Legal Department [at the same address above]

If to Licensee:

[Address]

Attention:

Facsimile: (    )     -

With a copy to:

[Address]

Attention:

Facsimile: (    )     -

14.3 Governing Law. The validity, construction and performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Delaware excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction, provided that any dispute relating to the scope, validity, enforceability or infringement of any Patents will be governed by, and construed and enforced in accordance with, the substantive laws of the jurisdiction in which such Patents apply.

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

14.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

14.5 Relationship of Parties. Nothing in this Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided therein. Nothing in this Agreement, express or implied, is intended to confer on any person other than the Parties, as applicable, and their respective successors and assigns, any rights or remedies under or by virtue of this Agreement, and there are no express or implied third party beneficiaries hereunder (in each case, except for Mascoma Indemnitees and Licensee Indemnitees for purposes of Section 9).

14.6 Entire Agreement. This Agreement is the sole agreement with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to same.

14.7 Amendment and Waiver. This Agreement may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each of the Parties, or, in the case of a waiver, the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of any Party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

14.8 Cumulative Remedies. All rights and remedies of the Parties hereunder will be cumulative and in addition to all other rights and remedies provided hereunder or available by agreement, at law or otherwise.

14.9 Force Majeure. Neither Party will be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term, other than an obligation to make payments hereunder, when such failure or delay is caused by or results from fire, floods, embargoes, government regulations, prohibitions or interventions, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, acts of God or any other cause beyond the reasonable control of the affected Party to anticipate, prevent, avoid or mitigate (a “Force Majeure Event”).

14.10 Further Assurances. Each Party agrees to perform such acts, execute such further instruments, documents or certificates, and to provide such cooperation in proceedings and actions as may be reasonably requested by the other Party in order to carry out the intent and purpose of this Agreement.

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

14.11 Expenses. Except as otherwise expressly provided in this Agreement, each Party will be responsible for the fees and expenses of its respective lawyers and other experts and all other expenses and costs incurred by such Party incidental to the negotiation, preparation, execution and delivery of this Agreement.

14.12 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, each Party hereto agrees that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party will not be applied in the construction or interpretation of this Agreement.

14.13 Counterparts; Facsimiles. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this Agreement by either Party will constitute a legal, valid and binding execution and delivery of this Agreement by such Party

14.14 Headings. All headings in this Agreement are for convenience only and will not affect the meaning of any provision hereof.

14.15 Interpretation. Whenever any provision of this Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” (or “includes without limitations”). “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used. All definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural. Unless otherwise provided, all references to Sections and Exhibits in this Agreement are to Sections and Exhibits of this Agreement. References to any Sections include Sections and subsections that are part of the related Section.

[Remainder of this Page Intentionally Left Blank]

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date.

MASCOMA CORPORATION

By:
(Signature)

Name:

Title:

Date:

KINROSS CELLULOSIC ETHANOL LLC

By:
(Signature)

Name:

Title:

Date:

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CONFIDENTIAL

Exhibit 1.13

Mascoma Patents as of Effective Date

A. Patent and patent applications owned by Mascoma

Country	Filing Date	Appln No.

Canada	[***]	[	***]

US	[***]	[	***]

PCT	[***]	[	***]

US	[***]	[	***]

US	[***]	[	***]

B. Patents and patent applications licensed to Mascoma:1

Country	Filing Date	Appln No. (Patent No.)

Canada	[***]	[	***]

Canada	[***]	[	***]

US	[***]	[	***]

US	[***]	[	***]

US	[***]	[	***]

US	[***]	[	***]

[1]	The patents and patent applications listed in Section B claim inventions relating to [***].

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CONFIDENTIAL

Exhibit 1.14 A

Mascoma Process Description

Area 200 Pretreatment System – [***]

Performance Spec by Mascoma

All Process Parameters are proprietary and confidential; disclosure to Mascoma Competitors prohibited (as set forth below).

Access to view the equipment by Mascoma Competitors prohibited (as set forth below).

[***]

[***]

Performance Spec by Mascoma

All Process Parameters are proprietary and confidential; disclosure to Mascoma Competitors prohibited (as set forth below).

Access to view the equipment by Mascoma Competitors prohibited (as set forth below).

[***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

Area 410 Clean in Place

Process Design, P&ID’s, Equipment Specs, Control Strategy by Mascoma

All Process Parameters are proprietary and confidential; disclosure to Mascoma Competitors prohibited (as set forth below).

Access to equipment by Mascoma Competitors prohibited (as set forth below).

[***]

Area 430 Media Blending

Process Design, P&ID’s, Equipment Specs, Control Strategy by Mascoma

All Process Parameters are proprietary and confidential; disclosure to Mascoma Competitors prohibited (as set forth below).

Access to equipment by Mascoma Competitors prohibited (as set forth below).

[***]

Area 320 and 340 CBP Yeast Propagation

Process Design, P&ID’s, Equipment Specs, Control Strategy by Mascoma

All Process Parameters are proprietary and confidential; disclosure to Mascoma Competitors prohibited (as set forth below).

Access to equipment by Mascoma Competitors prohibited (as set forth below).

[***]

Area 310 CBP [***] Fermentation [***]

Process Design, P&ID’s, Equipment Specs, Control Strategy by Mascoma

All Process Parameters are proprietary and confidential; disclosure to Mascoma Competitors prohibited (as set forth below).

Access to equipment by Mascoma Competitors prohibited (as set forth below).

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

[***]

[***]

Process Design, P&ID’s, Equipment Specs, Control Strategy by Mascoma

All Process Parameters are proprietary and confidential; disclosure to Mascoma Competitors prohibited (as set forth below).

Access to equipment by Mascoma Competitors prohibited (as set forth below).

[***]

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CONFIDENTIAL

Area 360 Beer Wells

Process Design, P&ID’s, Equipment Specs, Control Strategy by Mascoma

All Process Parameters are proprietary and confidential (as set forth below).

Access to equipment by Mascoma Competitors prohibited (as set forth below).

[***]

Area 510, 520, 530 Distillation, Dehydration, and Evaporation (DD&E)

Performance Spec by Mascoma

All Process Parameters are proprietary and confidential but may be disclosed to any third party under a Licensee agreement of confidentiality consistent with the terms of this Agreement.

[***]

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CONFIDENTIAL

[***]

Area 810 Beer Suspended Solids Separation

Performance Spec by Mascoma

All Process Parameters are proprietary and confidential but may be disclosed to any third party under a Licensee agreement of confidentiality consistent with the terms of this Agreement.

[***]

Area 820 Lignin Drying

All Process Parameters are proprietary and confidential but may be disclosed to any third party under a Licensee agreement of confidentiality consistent with the terms of this Agreement.

[***]

Area 700 Evaporator Condensate Anaerobic Bio-treatment for Water Recycle

Performance Spec by Mascoma

All Process Parameters are proprietary and confidential but may be disclosed to any third party under a Licensee agreement of confidentiality consistent with the terms of this Agreement.

[***]

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CONFIDENTIAL

[***]

For the avoidance of doubt, all other processes not designated as being part of the Mascoma Process on the attached Exhibit 1.14B Chart (including Enzyme Production) may be disclosed to any third party without a confidentiality agreement. Notwithstanding the foregoing, Licensee will not disclose information regarding: (a) a description of the equipment from the Mascoma Process, or (b) the identity of the originating system or identity of the destination system of process feeds or effluents within the Mascoma Process, to any Mascoma Competitor; but, for the avoidance of doubt, process parameters required for the contractor to perform their work may be disclosed.

Information provided by Mascoma pertaining to the Mascoma Process and Mascoma Process Validated Improvements constitutes the Confidential Information of Mascoma, subject to the exceptions set forth in Section 7.1(b) of the Agreement (including that if any information of the Mascoma technology becomes public knowledge, Licensee may thereafter disclose such information to any Third Party, including a Mascoma Competitor, notwithstanding anything contained herein). Licensee may disclose such Confidential Information as permitted in Section 7.1(c) of the Agreement; provided, however, that Licensee will not permit any Third Party that develops, licenses or commercially sells technology, equipment or consulting services, or that markets, offers or provides proprietary plant design solutions (provided that the mere performance of process engineering for another entity’s technology design will not by itself render a Third Party an offerer or provider of proprietary plant design solutions) , specifically for the production of cellulosic ethanol by converting Feedstock using an enzymatic hydrolysis and fermentation process (a “Mascoma Competitor”) to access any component (either by means of documents embodying any such technology or by Inspection, as defined below) of the Mascoma Process or Mascoma Process Validated Improvements (or any Confidential Information of Mascoma relating thereto) that is designated on the attached Exhibit 1.14B Chart as being not permitted to be provided to a Mascoma Competitor, including if such Mascoma Competitor is remedying any Deficiencies or repurposing any equipment on behalf of Licensee; for the avoidance of doubt, a Mascoma Competitor shall be determined at the time of disclosure or access to the component or equipment. As of the date hereof Third Parties meeting the criteria set forth above are those listed on Exhibit X. For clarity, Licensee is not required to destroy equipment upon termination of the Agreement or for repurposing the equipment, and such repurposing may be performed by any entity that is not a Mascoma Competitor; for the avoidance of doubt, the contractors/suppliers who provide technology, equipment or services for the design, construction, engineering or operation of the Kinross facility (and that are not Mascoma Competitors at the time of such provision) (collectively, the “Approved Contractors”) shall not be deemed a Mascoma Competitor if they later meet the definition of “Mascoma Competitor” to the extent the Approved Contractors are working within their initial or prior scope(s) of work (before they became Mascoma Competitors) and are bound by a written agreement of confidentiality with Licensee consistent with the terms of this Agreement and Mascoma is made a third party beneficiary of such agreement; if such agreement is in place, then Licensee shall not have any liability for any disclosure by the Approved Contractor and Licensee will reasonably cooperate with Mascoma in the enforcement of such agreement. If the equipment is to be repurposed, Mascoma shall identify the specific components of the equipment that contain the Mascoma technology to allow for modifications to the equipment prior to being made

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CONFIDENTIAL

available for repurposing. “Inspection” for the purposes of this Article shall mean any visual or other inspection, from within the secured fenced area of the Facility (i.e., visual inspection from outside the fence line shall not be an Inspection), of any portion of the Plant containing Mascoma Technology in sufficient detail to reveal measurements of the components, configuration of piping and components, operating parameters, or access to software used to control such components.

Exhibit X

The following, including their Affiliates, are Mascoma Competitors based on the competitive characteristics set forth in the table below. This list shall be revised according to the “Mascoma Competitor” definition criteria from time to time (and will include Affiliates of those entities included on the list) upon mutual agreement of the parties or as otherwise set forth below by dispute resolution. Mascoma will provide Licensee with written notice of its belief that a third party constitutes a Mascoma Competitor along with reasonable documentation supporting such belief. Licensee will have ten (10) days to notify Mascoma whether it agrees or disagrees with such belief. If Licensee does not provide such notice to Mascoma within such ten (10) day period or expressly disagrees with such belief, then the Parties will resolve such issue in accordance with Section 12 of this Agreement. During the period of resolution, the entity in question will not be added to the list but Licensee agrees to use commercially reasonable efforts to not use such entity within the Kinross Facility.

1.	Vogelbusch Biocommodities GmbH, Vienna, Austria

2.	Katzen International, Cincinnati, Ohio

3.	Praj Industries Limited, Pune, India

4.	M&G Group, Milan, Italy and Chemtex, Wilmington NC

5.	ICM, Colwich, KS

6.	Inbicon, Fredericka, Denmark

7.	Novozymes, Copenhagen, Denmark

8.	DuPont Danisco Cellulosic Ethanol LLC., Itasca, Illinois

9.	BP Biofuels, including Vercipia, Tampa Florida

10.	Abengoa Bioenergy, Madrid, Spain

11.	KL Energy

12.	POET, LLC, Sioux Falls SD

Competitor	Competitive Characteristics
Vogelbusch Biocommodities GmbH, Vienna, Austria	Provides consulting services for competitive technologies

Katzen International, Cincinnati, Ohio	Provides consulting services for competitive technologies

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CONFIDENTIAL

Praj Industries Limited, Pune, India	Develops technology and equipment specifically for the production of cellulosic ethanol by converting Feedstock using an enzymatic hydrolysis and fermentation process and provides consulting services

M&G Group, Milan, Italy and Chemtex, Wilmington NC	Develops, licenses or commercially sells technology and consulting services specifically for the production of cellulosic ethanol by converting Feedstock using an enzymatic hydrolysis and fermentation process

ICM, Colwich, KS	Develops, licenses or commercially sells technology and consulting services and plans to design and build plants specifically for the production of cellulosic ethanol by converting Feedstock using an enzymatic hydrolysis and fermentation process

Inbicon, Fredericka, Denmark	Develops, licenses or commercially sells technology and consulting services specifically for the production of cellulosic ethanol by converting Feedstock using an enzymatic hydrolysis and fermentation process

Novozymes, Copenhagen, Denmark – provided however that Novozymes shall NOT be deemed a Mascoma Competitor for the purposes of enzyme supply.	Develops, licenses or commercially sells technology and consulting services specifically for the production of cellulosic ethanol by converting Feedstock using enzymatic hydrolysis

DuPont Danisco Cellulosic Ethanol LLC., Itasca, Illinois	Develops, licenses or commercially sells technology and consulting services specifically for the production of cellulosic ethanol by converting Feedstock using an enzymatic hydrolysis and fermentation process

BP Biofuels, including Vercipia, Tampa Florida	Develops, licenses or commercially sells technology and consulting services specifically for the production of cellulosic ethanol by converting Feedstock using an enzymatic hydrolysis and fermentation process

Abengoa Bioenergy, Madrid, Spain	Develops, licenses or commercially sells technology and consulting services specifically for the production of cellulosic ethanol by converting Feedstock using an enzymatic hydrolysis and fermentation process

KL Energy	Develops, licenses or commercially sells technology and consulting services specifically for the production of cellulosic ethanol by converting Feedstock using an enzymatic hydrolysis and fermentation process

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

POET, LLC, Sioux Falls SD	Develops, licenses or commercially sells technology and consulting services and plans to design, build and operate plants specifically for the production of cellulosic ethanol by converting Feedstock using an enzymatic hydrolysis and fermentation process; more specifically, POET develops and owns its own process for cellulosic ethanol.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Mascoma Process Description – MASCOMA CONFIDENTIAL

Exhibit 1.14 B

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CONFIDENTIAL

Exhibit 1.18

Description of Organisms

[***]

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CONFIDENTIAL

Exhibit 1.31

Mascoma’s Obligations Under Third Party License Agreements

Third Party Licensor existing as of the Effective Date: Koninklijke Nedalco B.V. (“Nedalco”), with respect to the one single license agreement dated November 15, 2006.

Pass-Through Obligations/Restrictions:

•

The intellectual property licensed from Nedalco pursuant to such single license agreement noted above, which includes the patents and patent applications listed in clause (B) of Exhibit 1.13, is licensed on a non-exclusive basis, and Mascoma has no rights to enforce such intellectual property against infringers; notwithstanding the foregoing, Mascoma shall comply with its obligations under this Agreement including exclusivity obligations; with regard to the intellectual property licensed from Nedalco, Mascoma shall request that Nedalco enforce such intellectual property rights against any infringers.

•	To the extent Mascoma’s auditor requires the ability to audit Licensee’s records to verify the information provided under this Exhibit 1.31, Licensee will permit such audit.

•

For Licensee’s sales of cellulosic ethanol, Licensee will provide Mascoma, within thirty (30) days after the end of each calendar quarter, with the following information as it relates to sales of cellulosic ethanol during such calendar quarter. For clarity, the provision of this information is in connection with Mascoma’s obligation to account to Nedalco for sales of cellulosic ethanol:

•	Gross revenue

•	Applicable sales and excise taxes, transportation, insurance, discounts, returns and allowances in lieu of returns.

Mascoma will notify Nedalco that all such information is made subject to Nedalco’s confidentiality obligations set forth in the above-described license agreement.

For the avoidance of doubt, all the obligations of any Third Party License Agreement shall rest solely with Mascoma. Licensee agrees to comply with the Mascoma obligations specifically listed above as a condition of this Agreement but shall not have direct liability to any Third Party Licensor of Mascoma.

All information provided under this Exhibit shall remain the sole property of Licensee and shall not be disclosed or used for any purpose except as set forth herein.

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CONFIDENTIAL

Exhibit 2.3(d)

Engineering Design Package

Part 1 – Summary Table

Mascoma will provide engineering deliverables identified by “M” in the table below:

Documents or Services Provided	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Block Flow Diagrams	M	M	M	M	M	-	-	-	-	M	M	M	M	M	M	M	M	O
Process Description	V	V	V	M	M	M	M	M	M	M	M	M	M	V	M	V	V	O
Process Flow Diagrams	-	V	V	M	M	M				M	M	M	M	V	M	V	V	O
Mass and Energy Balances	-	M	M	M	M	M	M	M	M	M	M	M	M	M	M	M	M	O
Utility & Chemical Consumption	-	V	V	M	M	M	M	M	M	M	M	M	M	V	M	V	V	O
Mascoma System Master Specification	-	-	-	M	M	M	-	-	-	M	M	M	M	-	-	-	-	-
Performance Specification for Vendor Systems	M	M	M	-	-	-	M	M	M	-	-	-	-	M	M	M	M	O
Piping and Instrument Diagrams, Issued For Design (IFD) Status	M	V	V	M	M	M	M	M	M	M	M	M	M	V	M	V	V	O
Equipment List	M	V	V	M	M	M	M	M	M	M	M	M	M	V	M	V	V	O
Equipment Data Sheets	M	V	V	M	M	M	M	M	M	M	M	M	M	V	M	V	V	O
Process Equipment Technical Specifications	M	M	M	M	M	M	M	M	M	M	M	M	M	M	M	M	M	O
Motor List	V	V	V	M	M	M	M	M	M	M	M	M	M	V	V	V	V	O
Instrument List	V	V	V	M	M	M	M	M	M	M	M	M	M	V	M	V	V	O
Instrument Data Sheets	V	V	V	M	M	M	M	M	M	M	M	M	M	V	M	V	V	O
Control Valve Data Sheets	V	V	V	M	M	M	M	M	M	M	M	M	M	V	M	V	V	O
Control Narrative	V	V	V	M	M	M	M	M	V	M	M	M	M	V	V	V	V	O
Review of Detailed Engineering: Layout, Piping, Instrument Access	M	M	M	M	M	M	M	M	M	M	M	M	M	M	M	M	M	O

Code: M = by Mascoma, V = by system vendor, O = by others, - = not included

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CONFIDENTIAL

Part 2 – Description of Deliverables

Mascoma will provide the following deliverables under the Agreement:

1.0 Block Flow Diagrams

[***]

2.0 Process Description

[***]

3.0 Process Flow Diagrams

[***]

4.0 Mass and Energy Balances

[***]

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5.0 Utility and Chemical Consumption Table

[***]

6.0 Mascoma System Master Specification – FEL3 Report

[***]

7.0 Performance Specifications for Vendor Systems

[***]

8.0 Piping and Instrument Diagrams, Issued For Design (IFD) Status

[***]

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9.0 Equipment List

[***]

10.0 Equipment Data Sheets

[***]

11.0 Process Equipment Technical Specifications

[***]

11.1 Vessels, vessel internals, and tanks: [***].

11.2 Vessel trays or packing and internals: [***].

11.3 Heat Exchangers: [***].

11.4 Pumps, blowers, agitators, compressors, dryers: [***].

11.5 Centrifuges: [***].

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12.0 Motor List

[***]

13.0 Instrument List

[***]

14.0 Instrument Data Sheets

[***]

15.0 Control Valve Data Sheets

[***]

16.0 Control Narrative

[***]

17.0 Review of Detailed Engineering: Layout, Piping, Instrument Access

[***]

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[***]

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Exhibit 2.3(e)

Support; Performance Guarantee

This Exhibit 2.3(e) is a part of the Technology License and Supply Agreement to which it is attached (the “Mascoma License Agreement”). Capitalized terms used but not defined herein will have the meanings set forth in the Mascoma License Agreement.

1.	“Wood Feed Stock” means mixed debarked northern hardwood supplied as whole logs or chips having substantially the properties as shown in Attachment I to this Exhibit 2.3(e).

2.	“Operating Day” means a continuous period of 24 hours during which the Plant is on stream.

3.	“Performance Guarantee” means the Product Guarantee.

4.	“Performance Test” means a Product Test.

5.	“Plant” means the Kinross Facility, as defined in the Mascoma License Agreement.

6.	“Product Guarantee” means the guarantee specified in paragraph 1.1 of Attachment II.

7.	“Product Test” means a period of three (or less if mutually agreed) consecutive Operating Days for the continuous portions of the Plant, and with respect to fermentation shall be a period necessary to complete one full batch fermentation cycle, scheduled for the purpose of comparing the performance of the Plant with the Product Guarantee. Protocols for the Product Test are specified in Attachment III.

8.	“Owner” means Licensee, as defined in the Technology License and Supply Agreement.

9.	“Start of Initial Operation” means the moment when hardwood equivalent or similar to the Wood Feed Stock is first introduced into the Plant with the intent to operate the Plant, and the Plant has achieved a minimum of 24 hours of continuous steady state operation.

10.	“Test Method” means, unless otherwise specified, the latest edition in effect as of the date of this agreement of the analytical method in question.

11.	“Technical Advisor” means a technical advisor furnished by Mascoma under the Mascoma License Agreement.

12.	[Reserved]

13.	“BDT/D” means bone dry short ton(s) (comprising 2000 pounds avoirdupois) per Operating Day

14.	“Wt%” means weight percent on a bone dry basis, except as noted

15.	“Gal” means one standard United States liquid gallon at 60 degrees Fahrenheit, comprising 231 cubic inches of volume; GPD means Gal/Operating Day

16.	“Mascoma Operations Manual” means Mascoma’s operations manual for the Mascoma Process as it may be provided by Mascoma, and updated, from time to time.

17.	“BTU” means British Thermal Unit

18.	“LHV” means Lower Heating Value

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19.	“Total Solid” means total Wood Feed Stock charge to facility, measured on a bone dry basis.

20.	“tonne” means a metric tonne consisting of 1000 Kg or 2204.6 pounds.

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ATTACHMENT I

KINROSS CELLULOSIC ETHANOL PLANT WOOD FEED STOCK

All on a dry basis unless noted and as averaged in accordance with Section 4.02 of Attachment III.

Property	Value	Test Method
Wood Feed Stock	[***]	N/A
Glucan Content, Wt% **	[***]	NREL/TP-510-42618
Xylan Content, Wt% **	[***]	NREL/TP-510-42618

Lignin and Other* Content, Wt%	[***]	NREL/TP-510-42618
NREL/TP-510-42619
NREL/TP-510-42622
NREL/TP-510-42625

Bark or other non-wood material	[***]	Open industry bark content analysis using the SCAN- test method pursuant to SCAN-CM 42:06 (Revised 2006), as applicable

*	Other includes without limitation ash, resins and extractives, proteins, acetyl content.
**	Subject to recalculation of yield should such averages differ.

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ATTACHMENT II

PERFORMANCE GUARANTEE(S), PERFORMANCE TEST(S),

AND MASCOMA RESPONSIBILITY

1.1	Performance Guarantee(s)

Product Guarantee - Mascoma guarantees that the Plant will meet the following performance requirements with respect to the Mascoma Process, averaged over the period of a Product Test for the purpose of confirming Commercial Validation of Performance:

Table 1.1

Performance Requirement	Value
[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]

1.2 Conditions - Mascoma’s obligations relating to the Performance Guarantee(s) will remain in effect only if the following conditions are satisfied:

a.	The construction of the Plant, and the equipment and materials (such as enzymes, yeast, chemicals, and feedstocks) used in the Plant, conform to the engineering design package provided by Mascoma to Owner (“Engineering Design Specifications”) and to any reasonable comments made in writing by Mascoma to Owner after the delivery of the Engineering Design Specifications.

b.	Yeast and enzymes are manufactured in or otherwise supplied to the Plant according to procedures provided by Mascoma or reasonable procedure modifications approved by Mascoma.

c.	The Plant is started up, operated, shutdown, maintained during shutdown, and re-started after shutdown according to Mascoma’s reasonable instructions.

d.	Owner furnishes the materials, services (such as laboratory, operating and maintenance services), and utilities which are reasonably required to prepare for and to conduct the Performance Tests.

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e.	Owner allows the Mascoma Technical Advisors to be present prior to and during the Performance Tests, and to have full access to the Plant and to any records of construction and operation which are reasonably required to prepare for and to monitor the Performance Tests.

f.	The Performance Tests are conducted according to the reasonable instructions of the Mascoma Technical Advisors.

g.	The charge stock charged to the Plant meets the definition of Wood Feed Stock in Attachment I of this Exhibit 2.3(e). If the Wood Feed Stock charged to the Plant does not meet the definition of “Wood Feed Stock” then Mascoma will revise the yield estimate guarantee calculation. If the average charge stock charged to the Plant during a Product Test does not meet the definition of “Wood Feed Stock”, then Mascoma shall re-estimate new guarantee values by adjusting linearly with combined glucan and xylan content of the actual average charge stock charged to the Plant during the Product Test, so long as the feedstock is hardwood. Mascoma shall provide the re-calculated guarantee values for the Plant, and a Product Test shall be evaluated against such re-calculated values.

2.0	Performance Test(s)

2.1 Conducting the Product Test(s) - Owner will commence the first Product Test within 6 months of Start of Initial Operation. Prior to the Product Test the Plant must have reached steady state operation for the duration and as described in Section 1.01 of Attachment III. If the Product Guarantee is not met during the first Product Test, then, upon Mascoma’s request, Owner, at its cost, will conduct one or more additional Product Test(s) (not to exceed five total Product Tests) until the Product Guarantee is met or the parties agree that the Product Guarantee cannot be met; however, Owner is not obligated to commence a Product Test beyond the expiration of 365 days after completing the first Product Test, exclusive of periods of operation during which Owner delays or postpones changes to the Plant as recommended by Mascoma. In the event the Product Test is interrupted for reasons not related to performance and not in Mascoma’s control, the Product Test shall be restarted unless otherwise agreed by the Parties.

2.2 Evaluating the Results of the Performance Test(s) - Within five days after Mascoma has received all of the laboratory and operating data from a Performance Test, Mascoma will evaluate the results of the Performance Test and then furnish a written report to Owner, indicating whether or not Mascoma believes that the applicable Performance Guarantee has been met. If Owner disagrees with Mascoma, then, within seven business days after Owner receives Mascoma’s report, Owner will furnish a written response to Mascoma, indicating why Owner disagrees with Mascoma. If Owner does not furnish such response within such 7-business day period, Mascoma’s report will be deemed approved.

3.0	Mascoma Responsibility

3.1 Product Guarantee: “Optional Fix-it” - If the Product Guarantee is not met during any Product Test prior to the final Product Test, then, in consultation with Owner, Mascoma may recommend changes to the Plant which Mascoma believes are necessary to meet the Product Guarantee. Owner will operate the Plant at reasonable conditions specified by Mascoma so that Mascoma can determine what changes need to be made, and, if Mascoma elects to recommend changes, Owner will have the right to implement Mascoma’s recommended changes according to a mutually agreeable schedule. Mascoma will bear the expense of preparing the basic engineering design which is required for Owner to implement the changes, including the expense of Mascoma’s personnel who assist in

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determining and making the changes; and Owner will bear all other expenses associated with the changes, including the expense of purchasing and installing equipment and the expense of Owner’s personnel and Owner’s contractor’s personnel who assist in determining and making the changes. For each dollar in such expenses borne by Owner, Mascoma will forfeit [***] in royalties due under the License Agreement. In the event the Product Guarantee is not met due to reasons other than the fault of Mascoma (e.g., Owner’s failure to meet the required conditions or requirements for equipment), Owner will be responsible for all costs to remedy the issues related solely to the Plant.

3.2 Product Guarantee: Actual Damages - If during the final Product Test the economic value of the operation taking into account each of the performance requirements set forth in Table 1.1 is less than [***], and if such failure is due to the fault of Mascoma, then, in full satisfaction of Mascoma’s obligations under this Agreement, Frontier (with respect to the License Fee) or Mascoma (with respect to any Expanded License Fee) will forfeit [***]. The amount to be forfeited by Frontier with respect to the License Fee, if any shall be forfeited either in the form of cash or a reduction of Frontier’s membership interest in Licensee, at Frontier’s option.

3.3 Not used.

3.4 General - The above remedies for failing to meet the Performance Guarantee(s) are exclusive.

4.0	Support Obligations

4.1 Operations Manuals - Mascoma will provide five (5) sets of operations manuals, which will include:

•	Description of the Plant process and each system operation

•	Detailed operating description of each process unit

•	Control loop high/low deviation consequences table

•	Initial start-up procedures

•	Normal operation

•	Startup and shutdown under normal operating conditions

•	Startup and shutdown under emergency conditions

•	Cleaning and preventive maintenance guidelines

•	Safety and health guidelines

•	Basic troubleshooting guides

4.2 Operator Training

Mascoma will provide the following comprehensive on-site and off-site training for operators, technicians, supervisors, and managers. Training activities will cover the following:

•	Operations manual, charts, diagrams

•	Classroom instruction in the theory and background for system design and operation

•	Instruction in the Kinross Facility consisting of “hands-on” training

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•	Startup of the Kinross Facility

•	Normal operation and control

•	Detection of and reaction to abnormal operating conditions

•	Cleaning and preventive maintenance guidelines

•	Planned shutdown and startup

•	Emergency shutdown and startup

•	Basic troubleshooting

•	Safety and health guidelines

•	Operations at Mascoma’s Rome facility or other off-site facility or on a dynamic model as agreed by the Parties

All on-site training shall be provided over fourteen (14) calendar days by [***] Mascoma personnel. The exact schedule for such training will be coordinated with Owner. Mascoma recommends that training and P&ID punchlisting occur in one (1) week of “classroom” oriented training during the later stages of construction (after key positions have been filled in the operations staff) and one (1) week of combined “hands-on” and “classroom” training during pre-commissioning activities.

All off-site training shall be provided over three (3) calendar days at the Rome facility (or other off-site facility or on a dynamic model if proposed by Mascoma and agreed to by Owner). The exact schedule for such training will be coordinated with Owner. For clarity, each Party shall be responsible for its own travel and living expenses with respect to off-site training.

Mascoma will further be available [***] for consulting to Owner’s representatives apart from specifically-listed on-site training and off-site training, as reasonably necessary until Commercial Validation of Performance.

4.3 Startup and Commissioning Assistance

Until such time as the Kinross Facility has achieved Commercial Validation of Performance, Mascoma will assist/consult with Owner’s operating staff during startup, commissioning, and Performance Testing (including travel and living expenses), limited [***] Mascoma full time equivalents (FTEs) providing such support until the earlier of (a) Commercial Validation of Performance, or (b) the exhaustion of all Product Tests. The scope of startup and commissioning services to be provided by Mascoma includes:

•	Provide skilled and experienced engineering/operations personnel on site with 24 hour per day coverage during critical commissioning activities, startup and conductance of Performance Testing.

•	Provide consultation and advice to troubleshoot startup and operating problems for all areas of the Plant.

•	Continuance of advisory services in support of startup and commissioning activities.

Apart from such individuals Mascoma personnel will further be available [***] for consulting to Owner’s representatives as reasonably necessary until the earlier of (a) Commercial Validation of Performance, or (b) the exhaustion of all Product Tests.

For each Organism Validated Improvement and each Mascoma Process Validated Improvement, Mascoma will provide startup and operating protocols and technical advice as reasonably required for the implementation of such improvement, for a period not to exceed [***] after delivery of each such improvement.

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4.4 Ongoing Technical Service

With respect to the Kinross Facility, Mascoma will provide (i) ongoing support [***] with respect to the operation and maintenance of the Plant for a period of [***] following Commercial Validation of Performance during the Term, and (ii) ongoing telephone support [***] and on-site support with reasonable travel and living expenses paid by Owner following Commercial Validation of Performance during the Term.

5.0	Miscellaneous

Except as set forth herein, Mascoma will perform its obligations and other activities under this Exhibit 2.3(e) [***]. However, if Mascoma’s activities under this Exhibit 2.3(e) are outside the scope of the support activities in this exhibit or delayed because of a reason solely attributable to Owner, Owner will reimburse Mascoma all reasonable and actual out-of-pocket expenses incurred by Mascoma as a result thereof, and will otherwise reasonably compensate Mascoma for the time during which Mascoma personnel are delayed at actual salary and statutory burden (which, for clarity, includes employee benefits) without mark-up; provided however, such compensation shall be limited to [***] FTEs (except if additional personnel are provided under Section 4.3).

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ATTACHMENT III

PERFORMANCE TEST PROTOCOLS

1.0	Pre-Test Preparation

[***]

2.0	Coordination

[***]

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3.0	Conducting the Test

[***]

4.0	ANALYTICAL/CALCULATION

4.01	Undenatured Fuel Production Rate

A. METHOD:	[***]

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B. SAMPLE POINT:	[***]

C. SAMPLE SIZE:	[***]

D. SAMPLE CONTAINER:	[***]

E. FREQUENCY:	[***]

F. SAMPLES RETAINED:	[***]

G. PREPARATION:	[***]

H. DOCUMENTATION:	[***]

4.02	Ethanol Yield

A. METHOD:	[***]

B. TEST POINT:	[***]

C. FREQUENCY:	[***]

D. PREPARATION:	[***]

E. DOCUMENTATION:	[***]

4.03	Enzyme Use

A. METHOD	[***]

B. PREPARATION:	[***]

C. DOCUMENTATION:	[***]

4.04	Beer ethanol concentration:

A. METHOD:	[***]

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B. TEST POINT:	[***]

C. FREQUENCY:	[***]

D. PREPARATION:	[***]

E. DOCUMENTATION:	[***]

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

Exhibit 12.1

Dispute Resolution

1. Applicability. Any dispute to which this Exhibit 12.1 applies shall be subject to mediation as a condition precedent to arbitration by either Party.

2. Mediation. The Parties shall attempt in good faith to resolve any dispute to which this Exhibit 12.1 applies promptly by confidential mediation under the then current CPR Mediation Procedure and this Exhibit 12.1 before resorting to arbitration. In the event of a conflict between the CPR Mediation Procedure and this Exhibit 12.1, this Exhibit 12.1 will govern. Request for mediation shall be filed in writing with the other Party and with the regional office of the CPR Institute covering New York, New York. The request may be made concurrently with the filing of a demand for arbitration, but, in such event, mediation shall proceed in advance of arbitration, which shall be stayed pending mediation for a period of sixty days from the commencement of the mediation proceedings, unless stayed for a longer period by agreement of the Parties. The Parties shall share the mediator’s fee and any filing fees equally. The mediation shall be held in New York, New York, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any arbitration or court having jurisdiction thereof.

3. Arbitration. Any dispute to which this Exhibit 12.1 applies which is not resolved by mediation in accordance with Section 2 of this Exhibit 12.1 shall be subject to arbitration in accordance with the then current CPR Institute Rules for Non-Administered Arbitration of Business Disputes and this Exhibit 12.1. In the event of a conflict between the CPR Rules and this Exhibit 12.1, this Exhibit 12.1 will govern. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§ 1-16, to the exclusion of any provision of Applicable Law inconsistent therewith or which would produce a different result, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction. Either Party may commence such arbitration by sending an Arbitration Notice with respect thereto to the other Party, with a copy thereof to the regional office of the CPR Institute covering New York, New York. The Arbitration Notice shall contain a brief description of the nature of the dispute and the name of the arbitrator appointed by the Party sending such Arbitration Notice.

3. Selection of Arbitrator.

(A) Within fifteen (15) days after delivery of the Arbitration Notice, the other Party shall appoint an arbitrator in writing to the Party sending such Arbitration Notice, with a copy thereof to the regional office of the CPR Institute covering New York, New York. The two arbitrators so appointed shall, within five (5) days after the second of them has been appointed, appoint a third arbitrator and such arbitrators shall constitute the arbitrator panel (the “Arbitrator Panel”). If the two arbitrators initially appointed are unable to agree on the third arbitrator within such five-day period, either Party may request the regional office of the CPR Institute covering New York, New York to designate the third arbitrator. If the regional office of the CPR Institute covering New York, New York has not designated an arbitrator within ten business days following delivery of a request from either Party, either Party may request in writing the judge of the United States District Court for the Southern District of New York senior in term of service

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

to appoint the third arbitrator. If the Party receiving the Arbitration Notice fails to appoint an arbitrator as set forth above, the arbitrator appointed by the Party sending such Arbitration Notice shall constitute the entire Arbitrator Panel. If any arbitrator so chosen shall die, resign or otherwise fail or becomes unable to serve as an arbitrator, the Party that appointed such arbitrator shall appoint a replacement arbitrator within fifteen days after receiving notice of such arbitrator’s death, resignation or inability to serve.

(B) Each arbitrator shall be qualified by his or her education, experience and training to resolve the disputed matters. None of the arbitrators may be a current or former employee of either Party or any Affiliate (as defined in the JV Agreement) thereof or otherwise have a stake in the outcome of the Dispute.

4. Conduct of Arbitration.

(A) Any arbitration hearing shall be held in New York, New York. The Arbitrator Panel shall fix a reasonable time and place for the hearing and shall determine the matters submitted to it pursuant to the provisions of this Agreement in a timely manner; provided, however, if the Arbitrator Panel shall fail to conclude the hearing to determine the issue in dispute within six months after the selection of the Arbitrator Panel, then either Party shall have the right to require a new Arbitrator Panel to be selected pursuant to this Exhibit 12.1 unless such Party’s action shall have substantially contributed to the delay.

(B) Except as expressly provided to the contrary in this Agreement, the Arbitrator Panel shall have the reasonable and necessary power (i) to gather such materials, information, testimony and evidence as it deems relevant to the dispute before it (and each Party will provide such materials, information, testimony and evidence reasonably requested by the Arbitrator Panel, except to the extent any information so requested is subject to an attorney-client or other statutory or legally-recognized privilege), (ii) to grant injunctive relief and enforce specific performance, (iii) to issue or cause to be issued subpoenas (including subpoenas directed to third parties) for the attendance of witnesses and for the production of books, records, documents and other evidence, and (iv) to administer oaths. Subpoenas so issued shall be served, and upon application to the court by a party or the Arbitrator Panel, enforced, in the manner provided by Applicable Law for the service and enforcement of subpoenas in a civil action.

(C) In advance of the arbitration hearing, the Parties may conduct discovery in accordance with the Federal Rules of Civil Procedure. Such discovery may include, but is not limited to: (i) the taking of oral and videotaped depositions and depositions on written questions; (ii) serving interrogatories, document requests and requests for admission; and (iii) any other form and/or method of discovery provided for under the Federal Rules of Civil Procedure. The Parties shall attempt in good faith to resolve any discovery disputes that may arise. If the Parties are unable to resolve any such disputes, the Parties may present their objections to the Arbitrator Panel who shall resolve the objections in accordance with the Federal Rules of Civil Procedure. The Arbitrator Panel may, if requested by a Party, order that a trade secret or other confidential research, development or commercial information not be revealed or be revealed only in a designated way. All discovery shall be completed at least fifteen (15) business days prior to the hearing commencement date.

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

(D) The Parties may also retain, with the consent of the Arbitrator Panel, one or more experts to assist the Arbitrator Panel in resolving the Dispute. The Parties may also retain one or more experts for their own account and at their sole respective cost. The Parties shall identify and produce a report from any experts who will give testimony and/or evidence at the arbitration hearing at least sixty (60) days prior to the commencement of the hearing. Rebuttal experts shall be named at least forty-five (45) days prior to the commencement of the hearing. Any testifying experts identified shall be made available for deposition in advance of any arbitration hearing.

(E) At least forty-five (45) days prior to the commencement of the hearing, the Parties shall exchange witness lists containing the names, addresses and phone numbers of the witnesses the Party expects to call. Except for good cause, only those individuals who appear on a witness list may be called as a witness.

(F) The Parties shall exchange copies of exhibits and designated deposition testimony at least seven business days prior to the commencement of the hearing.

(G) The Arbitrator Panel shall render a written decision within fifteen (15) business days of the conclusion of the hearing. The Arbitrator Panel shall have jurisdiction and authority to interpret and apply the provisions of this Agreement only insofar as shall be necessary in the determination of the matter in dispute, but the Arbitrator Panel shall not have jurisdiction or authority to add to or alter in any way the provisions of this Agreement. The Arbitrator Panel’s decision shall govern and shall be final, nonappealable (except to the extent provided in the Federal Arbitration Act) and binding on the Parties hereto pursuant to the United States Arbitration Act and the Arbitrator Panel’s written decision may be entered in any court having appropriate jurisdiction. THE ARBITRATOR PANEL AND ANY COURT ENFORCING THE AWARD OF THE ARBITRATOR PANEL SHALL NOT HAVE THE RIGHT OR AUTHORITY TO AWARD CONSEQUENTIAL, INDIRECT, PUNITIVE, INCIDENTAL OR SPECIAL DAMAGES, LOSS OF PROFITS OR GOODWILL OR EXEMPLARY DAMAGES TO EITHER PARTY EXCEPT TO THE EXTENT EXPRESSLY PERMITTED IN THIS AGREEMENT.

(H) The responsibility for paying the costs and expenses of the arbitration, including compensation to the Arbitrator Panel, shall be allocated between the Parties in a manner determined by the Arbitrator Panel to be fair and reasonable under the circumstances. Each Party shall be responsible for the fees and expenses of its respective counsel, consultants and witnesses, unless the Arbitrator Panel determines that compelling reasons exist for allocating all or a portion of such costs and expenses otherwise.

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TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

Exhibit 13

Insurance Requirements

[NTD: To be negotiated and inserted at Closing]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

GP Draft 12/1/11

WARRANT PURCHASE AGREEMENT

This WARRANT PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of [        ], 2012, by and among Mascoma Corporation, a Delaware corporation (the “Company”), and Diamond Alternative Energy, LLC (the “Investor”).

A. WHEREAS, the Investor and Frontier Renewable Resources LLC (“Frontier”) have entered into the Kinross Cellulosic Ethanol LLC (“Kinross”) Limited Liability Company Agreement (the “LLC Agreement”), in connection with the development and operation of an integrated facility in Kinross Charter Township, Michigan that includes a commercial scale cellulosic fuel production facility (the “Kinross Facility”).

B. WHEREAS, the Investor is making certain cash contributions to Kinross, as set forth in the LLC Agreement. In consideration for such contributions, the Company wishes to issue to the Investor certain Warrants (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1.

ISSUANCE OF WARRANTS

1.1 Issuance of Warrants. The Company shall issue two warrants in substantially the form attached hereto as Exhibit A-1 and Exhibit A-2 (the “Tranche 2-A Warrant” and the “Tranche 2-B Warrant,” respectively, and more generally, the “Warrant” or the “Warrants”) to the Investor to purchase certain shares of Common Stock, par value $0.001 of the Company (the “Common Stock”), in accordance with the following terms:

(a) The Tranche 2-A Warrant will be exercisable for 3,164,557 shares of Common Stock at an exercise price of $3.16 per share.

(b) The Tranche 2-B Warrant will be exercisable for 5,333,333 shares of Common Stock at an exercise price of $3.75 per share.

(c) The Tranche 2-A Warrant will be issued pursuant to this Agreement on the date hereof (“Tranche 2-A Warrant Issuance Date”).

(d) The Tranche 2-B Warrant will be issued pursuant to this Agreement on the date (the “Tranche 2-B Warrant Issuance Date” and together with the Tranche 2-A Warrant Issuance Date, the “Issuance Dates”) that is thirty (30) days after the earlier of:

(i) The date of Start-up of the Phase I Project (as defined in the LLC Agreement); and

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(ii) The date that the Nonreimbursable Investor Kinross Project Contribution Amount (as defined below), as mutually determined by the Company and the Investor pursuant to Section 1.2, equals one-hundred and eighty-seven million dollars ($187 million) (the “Tranche 2-B Warrant Contribution Amount”).

Notwithstanding anything to the contrary, if not previously issued pursuant to this Section 1.1(d), the Tranche 2-B Warrant will be issued pursuant to this Agreement immediately prior to the consummation of a Change of Control and the Tranche 2-B Warrant Issuance Date shall be such date; provided, however, that the Tranche 2-B Warrant will not be issued in connection with a Change of Control if either Member (as defined in the LLC Agreement) has exercised its Exit Election (as defined in the LLC Agreement) in accordance with Section 10.9(b) or Section 10.9(c) of the LLC Agreement and in which event, the Company shall have no further obligation to issue the Tranche 2 B Warrant to the Investor.

As used herein: (a) the term “Nonreimbursable Investor Kinross Project Contribution Amount” shall mean actual cash contributions made by the Investor to Kinross to fund hard and soft costs of developing and commencing operations of the Phase I Project (after receipt of, and reimbursement from, the proceeds of the Grant Amount) which are not subject to potential future reimbursement from proceeds of the Grant Amount (including, without limitation, to the extent that no further funding of the Grant Amount is available due to expiration or termination of the underlying grant agreements without extension by the applicable grant awarding authorities); and (b) the term “Grant Amount” shall have the meaning ascribed to it in the LLC Agreement.

1.2 Certain Mechanics Related to Tranche 2-B Warrant. The Investor shall notify the Company in writing if the Investor asserts that one of the conditions in Section 1.1(d) have been satisfied, and shall provide the Company with supporting materials reasonably satisfactory to the Company for the Company to determine whether and when one of the conditions in Section 1.1(d) have been satisfied. The Company shall have the right to inspect or audit Kinross’ books and records as reasonably requested by the Company to confirm the Nonreimbursable Investor Kinross Project Contribution Amount; provided that (a) if the Company intends to conduct any such inspection or audit it shall provide written notice to the Investor of such intent within five (5) days of the Investor’s notice that one or more of the conditions have been satisfied and shall conclude such inspection or audit within seven (7) days of the Investor’s notice, and (b) the Tranche 2-B Warrant Issuance Date will be not later than ten (10) days after the later of the expiration of such five (5) day period and the conclusion of such inspection or audit.

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SECTION 2.

CONDITIONS TO THE PARTIES’ OBLIGATIONS AND COVENANTS OF THE COMPANY

2.1 Conditions to the Investor’s Obligations. The obligations of the Investor under this Agreement are subject to the fulfillment or waiver, on or before the Tranche 2-A Warrant Issuance Date, of each of the following conditions:

(a) Representations and Warranties. Each of the representations and warranties of the Company set forth in Article III hereof shall be true in all material respects on the date of the Tranche 2-A Warrant Issuance Date.

(b) Performance by the Company. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Tranche 2-A Warrant Issuance Date and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

2.2 Condition to the Company’s Obligations. The obligation of the Company to issue the Tranche 2-A Warrant or Tranche 2-B Warrant, as applicable, to the Investor is subject to the fulfillment or waiver of the following conditions on or before the applicable Issuance Date:

(a) Representations and Warranties. Each of the representations and warranties of the Investor set forth in Article IV hereof shall be true in all material respects as of such Issuance Date.

(b) Performance by the Investor. The Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Issuance Date and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

(c) Lock-up. The Investor agrees, if requested by the Company, and an underwriter of Common Stock or other securities of the Company, not to sell or otherwise transfer or dispose of any of the Securities during a period of up to 180 days following the effective date of a registration statement of the Company filed under the Securities Act (as defined below); provided, however, that (a) such agreement only applies to the first such registration statement of the Company including securities to be sold on its behalf to the public in an underwritten offering; and (b) all holders of registration rights with respect to securities of the Company, all officers and directors of the Company and all persons including Securities in such offering enter into similar agreements. The Company may impose stop-transfer instructions with respect to the Securities (or other securities) subject to the foregoing restriction until the end of such period

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2.3 Covenants of the Company.

(a) Amendment to the Restated Charter. Immediately prior to the Tranche 2-A Warrant Issuance Date, the Company shall have filed with the Secretary of State of the State of Delaware (the “Secretary”) a Certificate of Amendment to the Eighth Amended and Restated Certificate of Incorporation of the Company, as amended from time to time (the Company’s Certificate of Incorporation, as amended to the date hereof including the above referenced Certificate of Amendment, the “Restated Charter”), to duly reserve the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”, and together with the Warrants, the “Securities”). The form of such Certificate of Amendment is attached hereto as Exhibit C.

(b) Anti-Dilution Waiver. As may be required from time to time, the holders of the Preferred Stock (as defined below) shall have waived the application of the anti-dilution rights of the Preferred Stock contained in the Restated Charter, with respect to the issuance of the Warrants in addition to the Warrant Shares.

(c) Registration Rights. The Company and the parties thereto shall have amended the Company’s Third Amended and Restated Registration Rights Agreement, dated August 31, 2010, as amended, so that the Warrant Shares are included within the definition of “Registrable Securities” within such agreement.

SECTION 3.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor as follows, each of which representation and warranty is true and correct as of the Tranche 2-A Warrant Issuance Date:

3.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby and the Warrants. Except as set forth in Section 3.01 of the Disclosure Schedule attached hereto as Exhibit B, the Company is duly qualified as a foreign corporation and is in good standing in all such other jurisdictions (which jurisdictions are listed in Section 3.01 of the Disclosure Schedule) in which the conduct of its business or its ownership or leasing of property requires such qualification and in which the failure so to qualify or so to be in good standing would have a materially adverse effect on the Company’s operations or financial condition.

3.2 Authorization.

(a) The execution, delivery and performance by the Company of this Agreement has been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered on behalf of the Company and constitutes the valid and binding obligations of the Company, enforceable in accordance with its terms. This

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Agreement and the Securities, when executed and delivered by the Company, will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms. The execution, delivery and performance of this Agreement, the issuance and delivery of the Warrant and compliance with the provisions hereof and thereof by the Company (including the issuance of the Warrant Shares), do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of current law, statute, rule, regulation, ordinance or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body binding upon the Company or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company, or under the Restated Charter, the Company’s by-laws or any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which the Company is a party or by which it or any of its property is bound or affected.

(b) The issuance and delivery by the Company of the Warrants and the Warrant Shares have been duly authorized by all requisite corporate action of the Company, and the Warrant Shares have been duly reserved for issuance upon exercise of the Warrants, and when so issued and delivered upon exercise of the Warrants, will be validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and not subject to preemptive or any other similar rights of the stockholders of the Company or others. The Warrants are not subject to preemptive or any other similar rights of the stockholders of the Company or others.

3.3 [NOTE: Capitalization to be updated upon execution of the Warrant Purchase Agreement.] Capitalization. The entire authorized capital stock of the Company, immediately prior to the Tranche 2-A Warrant Issuance Date, consists of:

(a) [                ] shares of Common Stock, of which (i) 7,751,725 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof; (ii) 5,000,000 shares have been reserved for issuance upon conversion of the Company’s Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”); (iii) 5,162,500 shares have been reserved for issuance upon exercise of the Company’s Series Al Preferred Stock, par value $0.001 per share (the “Series A-1 Preferred Stock”); (iv) 11,498,128 shares have been reserved for issuance upon conversion of the Company’s Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”); (v) [9,988,356][NOTE: This number is subject to revision] These shares have been reserved for issuance upon conversion of the Company’s Series C Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”); (vi) 17,996,223 shares have been reserved for issuance upon conversion of the Company’s Series D Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock” and, together with the Series A Preferred Stock, the Series A-1 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, the “Preferred Stock”); (vii) 14,250,000 shares are reserved for issuance pursuant to the exercise of options that have or may be granted from time to time under any Plan (as defined in the Stockholders Agreement); (viii) 1,000,000 shares

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have been reserved for issuance upon the exercise of certain warrants issued in connection with a financing and a strategic acquisition; and (ix) 659,898 shares have been reserved for issuance upon the exercise of certain warrants issued in connection with a debt financing; and

(b) [                ] shares of Preferred Stock, par value $0.001 per share, of which: (i) 5,000,000 shares have been designated shares of Series A Preferred Stock and have been duly and validly issued and are outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, (ii) 5,162,500 shares have been designated shares of Series Al Preferred Stock, of which, (A) 5,000,000 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and (B) 162,500 shares have been reserved for issuance upon exercise of a certain warrant issued in connection with a debt financing, (iii) 11,498,128 shares have been designated shares of Series B Preferred Stock of which, (A) 11,235,955 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and (B) 262,173 shares have been reserved for issuance upon exercise of a certain warrant issued in connection with a debt financing; (v) [9,988,356][NOTE: This number is subject to revision] shares have been designated shares of Series C Preferred Stock, of which, (A) 9,777,418 shares have been duly and validly issued and are outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof, and (B) 210,938 shares have been reserved for issuance upon exercise of a certain warrant issued in connection with a debt financing; and (vi) 17,996,223 shares have been designated shares of Series D Preferred Stock, of which, (A) 16,638,417 shares have been issued and are outstanding, and (B) 1,357,806 shares have been reserved for issuance upon exercise of certain warrants issued in connection with a financing.

Section 3.03 of the Disclosure Schedule contains a list of all holders of Common Stock, Preferred Stock and options, warrants or rights to purchase Common Stock and Preferred Stock, in each case including the number of shares of Common Stock and Preferred Stock held by, or subject to purchase pursuant to the exercise of any option, warrant or right held by, each such holder. Except as set forth in Section 3.03 of the Disclosure Schedule or as being issued pursuant to this Agreement, there are no outstanding shares of capital stock of the Company or warrants, options, agreements, convertible securities or other commitments pursuant to which the Company is or may become obligated to issue any shares of its capital stock or other securities of the Company. Except as set forth in Section 3.03 of the Disclosure Schedule, the number of shares of capital stock, if any, reserved for issuance or issuable upon conversion of the Preferred Stock is not subject to adjustment by reason of the issuance of the Warrants or the shares issuable upon exercise thereof. Except as set forth in Section 3.03 of the Disclosure Schedule and except as set forth in the Third Amended and Restated Stockholders Agreement, dated as of August 31, 2010, by and among the Company and the other parties thereto, as amended, or that certain Third Amended and Restated Voting Agreement, dated as of August 31, 2010, by and among the Company and the other parties thereto, as amended, there are no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Company pursuant to any provision of

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law, the Restated Charter or the By-laws or any agreement to which the Company is a party, or otherwise, and there is no agreement, restriction or encumbrance with respect to the sale or voting of any shares of the Company’s capital stock (whether outstanding or issuable upon conversion or exercise of outstanding securities). The Company has not violated the Securities Act of 1933, as amended (the “Securities Act”), or any state blue sky or securities law in connection with the issuance of any shares of Common Stock or other securities prior to the date hereof.

3.4 Litigation. There is no action, suit, claim, proceeding or investigation pending (or that the Company intends to initiate) or, to the Company’s knowledge, threatened against the Company or any of its properties, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign that challenges the validity or enforceability of, or seeks the enjoin the performance of this Agreement or the transactions contemplated hereby, and to the Company’s knowledge there is no reasonable basis for any action, suit, claim, proceeding, or investigation which if decided against the Company would have a materially adverse effect on the Company.

3.5 Complete Disclosure. To the Company’s knowledge, neither the Agreement, as qualified by the Disclosure Schedule, nor any other documents or certificates furnished or to be furnished in connection herewith, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

SECTION 4.

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company that: (a) it has full power and authority to enter into and perform this Agreement in accordance with its terms, and it was not organized for the specific purpose of acquiring the Securities; (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof; (c) in connection with the acquisition of the Warrants, it has made an investigation of the Company and its business as it deemed necessary and has had an opportunity to discuss and review the Company’s business, management and financial affairs with the Company’s management as it deemed necessary; (d) the Securities being purchased by it are being acquired for its own account for the purpose of investment and not with a view to the public resale or distribution thereof within the meaning of the Securities Act; (e) it understands that (i) the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 504, 505 or 506 promulgated under the Securities Act, (ii) under the Securities Act and applicable regulations thereunder the Securities may be resold without registration under the Securities Act only in certain limited circumstances, (iii) the certificates evidencing the Securities will bear a legend substantially similar to that set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

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and (iv) the Company will make a notation on its transfer books to such effect; (f) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of it, enforceable in accordance with the terms of the Agreement; and (g) it is an “accredited investor” as that term is defined in Rule 501 promulgated under the Securities Act.

SECTION 5.

MISCELLANEOUS

5.1 No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

5.2 Amendments, Waivers and Consents. Except as otherwise provided herein, this Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Company and the Investor. A waiver or omission on one occasion shall not constitute a waiver or omission on any further occasion.

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5.3 Addresses for Notices, etc. Any notice or communication given pursuant to this Agreement by any party to any other party shall be in writing and shall be sufficiently given if personally delivered, sent by facsimile, sent by mail, postage prepaid, or sent by overnight courier, delivery charges prepaid, to the parties at the following addresses or to such other address as either party may hereafter designate to the others by like notice:

(a)	if to the Company, to:

Mascoma Corporation

67 Etna Road, Suite 300

Lebanon, NH 03766

Attention: President

Telephone: 603-676-3320

Telecopy: 603-676-3321

with a copy to:

William J. Schnoor, Jr. and

Jocelyn Arel

Goodwin Procter LLP

53 State Street

Boston, Massachusetts 02109

Telephone: (617) 570-1000

Telecopy: (617) 523-1231

(b)	if to the Investor:

Diamond Alternative Energy, LLC

One Valero Way

San Antonio, Texas 78249

Telephone: (210) 345-2306

Telecopy: (210) 345-2270

Attn: Robert Buchek

with a copy to, which shall not constitute notice to the Investor:

David Giles

Valero Energy Corporation

One Valero Way

San Antonio, Texas 78249

Telephone: (210) 345-2468

Telecopy: (210) 345-2988

5.4 Binding Effect; Assignment. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the Company and the Investor and their respective heirs, successors and assigns.

5.5 Headings; Interpretation. In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (ii) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Agreement and (iii) the words “including,”

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“includes” and “include” shall be deemed to be followed by the words “without limitation”. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

5.6 No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s or broker’s fee or commission in connection with the transactions contemplated by this Agreement. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Investor or any of its directors, officers, partners, members, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Company or any of its directors, officers, employees or representatives is responsible.

5.7 Survival of Representations and Warranties. The representations and warranties of the Company and the Investor contained herein shall survive the Tranche 2-A Warrant Issuance Date. Each of the Investor and the Company may rely on such representations and warranties irrespective of any investigation made, or notice or knowledge held by, it or any other person.

5.8 Prior Agreements. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any other prior understandings or agreements concerning the subject matter hereof.

5.9 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

5.10 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

5.11 Payment of Fees. Each of the Company and the Investor shall pay its own legal and financial advisory fees.

5.12 Counterpart; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement may be executed and delivered by facsimile, or by e-mail in portable document format (.pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

5.13 Entire Agreement. This Agreement, together with all exhibits hereto and the Warrants, constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

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5.14 Further Assurances. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first above written.

MASCOMA CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE TO WARRANT PURCHASE AGREEMENT]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first above written.

DIAMOND ALTERNATIVE ENERGY, LLC

By:
Name:
Title:

[SIGNATURE PAGE TO WARRANT PURCHASE AGREEMENT]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT A-1

Form of Tranche 2-A Warrant

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT A-2

Form of Tranche 2-B Warrant

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT B

Disclosure Schedule

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT C

Amendment to Certificate of Incorporation

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

VLO Draft 12/1/2011

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK

(TRANCHE 2-A)

No.	, 2012

THIS CERTIFIES THAT, for value received, Diamond Alternative Energy, LLC, with its principal office at One Valero Way, San Antonio, Texas 78249, or its assigns (the “Holder”), is entitled to subscribe for and purchase from MASCOMA CORPORATION, a Delaware corporation (the “Company”), with its principal office at 67 Etna Road, Suite 300, Lebanon, NH 03766, 3,164,557 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) (such number of shares, as adjusted pursuant to the provisions hereof, the “Shares”) at the Exercise Price (as defined below) (the “Warrant”).

This Warrant is being issued in connection with the Warrant Purchase Agreement, by and between the Holder and the Company (the “Warrant Purchase Agreement”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Warrant Purchase Agreement.

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing on the date hereof and ending on the Expiration Date.

(b) “Exercise Price” shall mean $3.16 per share, subject to adjustment pursuant to Section 6 below.

2. Expiration Date. This Warrant shall terminate and will have no further force as of June 30, 2012 (the “Expiration Date”).

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

3. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a) An executed Notice of Exercise in the form attached hereto (the “Notice of Exercise”);

(b) Payment of the Exercise Price either (i) in cash or by check or wire transfer, or (ii) by cancellation of indebtedness; and

(c) This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

If, prior to the Expiration Date, the Holder exercises this Warrant for less than all of the Shares, the Company, upon receipt of this Warrant for cancellation, shall issue a new Warrant to Holder representing the balance of the Shares.

The person in whose name any certificate or certificates for Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date (which date shall be not more than seven (7) days after the date of such surrender and payment) on which the stock transfer books are open.

4. COVENANTS OF THE COMPANY.

4.1 Covenants as to Shares. The Company covenants and agrees that all Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

4.2 No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its certificate of incorporation or through

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

4.3 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

5. REPRESENTATIONS OF HOLDER.

5.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Shares the Holder is acquiring is being acquired for, and will be held for, its account only. The Holder further represents that it is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Act”).

5.2 Securities Are Not Registered.

(a) The Holder understands that the Warrant and the Shares have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b) The Holder recognizes that the Warrant and the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that, except as contemplated by the Third Amended and Restated Registration Rights Agreement, dated as of August 31, 2010, by and among the Company and the other parties thereto, as amended, the Company has no obligation to register the Warrant or the Shares of the Company, or to comply with any exemption from such registration.

(c) The Holder is aware that neither the Warrant nor the Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied.

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

5.3 Disposition of Warrant and Shares.

(a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Shares in any event unless and until:

(i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission (the “Commission”) stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Shares under the Act or any applicable state securities laws.

Notwithstanding the provisions of paragraphs (i), (ii) and (iii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests or to an affiliate of such partnership, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company or to an affiliate of such limited liability company, or (D) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Warrant to the same extent as if it were an original Holder hereunder.

(b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.”

6. Adjustments. Subject to the expiration of this Warrant pursuant to Section 2, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a) Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (a “Reorganization”) involving the Company in which shares of the Company’s stock are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization, and appropriate adjustment shall be made to the Exercise Price. In any such case, appropriate adjustment (as determined in good faith by the board of directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant. The Company will give Holder at least five (5) business days prior notice of the record date for any such Reorganization and at least five (5) business days prior notice of the closing of such Reorganization.

(b) Reclassification of Shares. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization, conversion of all outstanding shares of the relevant class or series or otherwise (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification and appropriate adjustment shall be made to the Exercise Price, all subject to further adjustment as provided herein with respect to such other shares. The Company will give Holder at least five (5) business days prior notice of the record date for any such Reclassification and at least five (5) business days prior notice of the closing of any such Reclassification.

(c) Subdivisions and Combinations. In the event that the outstanding shares of Common Stock are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of Common Stock are combined (by reclassification or otherwise) into a lesser number of shares of

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

(d) Notice of Adjustments. Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the type and number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the type and number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

7. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of a Share by such fraction.

8. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

9. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth in this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

All communications shall be sent to the Company or to Holder at its address listed on the first page of this Warrant or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto. The Company’s fax number is (603) 676-3321, and the Investor’s fax number is (210) 345-2270.

11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12. AMENDMENT AND WAIVER. Any term of this Warrant may be amended or waived with the written consent of the Company and the Holder.

13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

[SIGNATURE PAGE FOLLOWS]

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

MASCOMA CORPORATION

By:

Name:

Title:

DIAMOND ALTERNATIVE ENERGY, LLC

By:

Name:

Title:

SIGNATURE PAGE TO WARRANT

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

NOTICE OF EXERCISE

(1) ☐ The undersigned hereby elects to purchase                      shares of Common Stock (the “Shares”) of Mascoma Corporation (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of the Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3) The undersigned represents that (i) the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the period prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or, if reasonably requested by the Company, the undersigned has provided the Company with an opinion of counsel reasonably satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated:             , 20

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

VLO Draft 12/1/2011

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK

(TRANCHE 2-B)

NO.	, 2012

THIS CERTIFIES THAT, for value received, Diamond Alternative Energy, LLC, with its principal office at One Valero Way, San Antonio, Texas 78249, or its assigns (the “Holder”), is entitled to subscribe for and purchase from MASCOMA CORPORATION, a Delaware corporation (the “Company”), with its principal office at 67 Etna Road, Suite 300, Lebanon, NH 03766, 5,333,333 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) (such number of shares, as adjusted pursuant to the provisions hereof, the “Shares”) at the Exercise Price (as defined below) (the “Warrant”).

This Warrant is being issued in connection with the Warrant Purchase Agreement, by and between the Holder and the Company (the “Warrant Purchase Agreement”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Warrant Purchase Agreement.

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Change of Control” shall mean (i) any consolidation or merger of the Company with another corporation, which is effected such that the Company’s stockholders as of immediately preceding such transaction or series of related transactions own less than 50% of the voting securities of the surviving entity immediately after such transaction or transactions (provided that this shall exclude any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor (including, without limitation, the offering currently contemplated by the Company) or indebtedness of the

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Company is cancelled or converted, any joint ventures involving the Company, any transaction to change the Company’s jurisdiction of incorporation or similar transactions, or a combination thereof), or (ii) the sale of all or substantially all of its assets to another corporation, whether in one transaction or a series of related transactions.

(b) “Exercise Period” shall mean the period commencing on the date hereof and ending on the Expiration Date.

(c) “Exercise Price” shall mean $3.75 per share, subject to adjustment pursuant to Section 6 below.

2. EXPIRATION DATE. This Warrant shall terminate and will have no further force or effect on the earlier of (i) the fifth-year anniversary of the date hereof, or (ii) the consummation of a Change of Control (the “Expiration Date”).

3. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a) An executed Notice of Exercise in the form attached hereto (the “Notice of Exercise”);

(b) Payment of the Exercise Price either (i) in cash or by check or wire transfer, (ii) by cancellation of indebtedness; or (iii) by net exercise pursuant to Section 3.1 and

(c) This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

If, prior to the Expiration Date, the Holder exercises this Warrant for less than all of the Shares, the Company, upon receipt of this Warrant for cancellation, shall issue a new Warrant to Holder representing the balance of the Shares.

The person in whose name any certificate or certificates for Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date (which date shall be not more than seven (7) days after the date of such surrender and payment) on which the stock transfer books are open.

3.1 Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company’s Common Stock issuable hereunder is

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B) A
Where X =	the number of Shares to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =	the fair market value of one share of the Company’s Common Stock purchasable under the Warrant (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value per share of Common Stock shall be the average of the closing prices of the Common Stock, on the securities exchange on which such Common Stock is traded following the Securities Act of 1933, as amended (the “Act”) (the “Initial Public Offering”), for five trading days immediately prior to the exercise date. If the Common Stock is not then traded on a securities exchange, then the fair market value per share of Common Stock shall be determined in good faith by the Company’s Board of Directors.

4. COVENANTS OF THE COMPANY.

4.1 Covenants as to Shares. The Company covenants and agrees that all Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

4.2 No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

4.3 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

5. REPRESENTATIONS OF HOLDER.

5.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Shares the Holder is acquiring is being acquired for, and will be held for, its account only. The Holder further represents that it is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Act.

5.2 Securities Are Not Registered.

(a) The Holder understands that the Warrant and the Shares have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b) The Holder recognizes that the Warrant and the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that, except as contemplated by the Third Amended and Restated Registration Rights Agreement, dated as of August 31, 2010, by and among the Company and the other parties thereto, as amended, the Company has no obligation to register the Warrant or the Shares of the Company, or to comply with any exemption from such registration.

(c) The Holder is aware that neither the Warrant nor the Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied.

4

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

5.3 Disposition of Warrant and Shares.

(a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Shares in any event unless and until:

(i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission (the “Commission”) stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Shares under the Act or any applicable state securities laws.

Notwithstanding the provisions of paragraphs (i), (ii) and (iii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests or to an affiliate of such partnership, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company or to an affiliate of such limited liability company, or (D) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Warrant to the same extent as if it were an original Holder hereunder.

(b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.”

5

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

6. Adjustments. Subject to the expiration of this Warrant pursuant to Section 2, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a) Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (a “Reorganization”) involving the Company (other than as otherwise provided for herein or as would cause the expiration of this Warrant pursuant to Section 2) in which shares of the Company’s stock are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization, and appropriate adjustment shall be made to the Exercise Price. In any such case, appropriate adjustment (as determined in good faith by the board of directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant. The Company will give Holder at least five (5) business days prior notice of the record date for any such Reorganization and at least five (5) business days prior notice of the closing of such Reorganization.

(b) Reclassification of Shares. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization, conversion of all outstanding shares of the relevant class or series or otherwise (other than as otherwise provided for herein or as would cause the expiration of this Warrant pursuant to Section 2) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification and appropriate adjustment shall be made to the Exercise Price, all subject to further adjustment as provided herein with respect to such other shares. The Company will give Holder at least five (5) business days prior notice of the record date for any such Reclassification and at least five (5) business days prior notice of the closing of any such Reclassification.

(c) Subdivisions and Combinations. In the event that the outstanding shares of Common Stock are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of Common Stock are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant

6

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

(d) Notice of Adjustments. Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the type and number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the type and number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

7. TREATMENT OF WARRANT ON CHANGE OF CONTROL. Notwithstanding anything to the contrary contained herein, to the extent this Warrant is not previously exercised, and if the fair market value of one share of Common Stock is greater than the Exercise Price then in effect, this Warrant shall be deemed automatically exercised (even if not surrendered) pursuant to Section 3.1 immediately prior to the consummation of a Change of Control. Otherwise, if the Warrant is not deemed automatically exercised pursuant to this provision, the Warrant will expire upon the consummation of such Change of Control. To the extent this Warrant or any portion thereof is deemed automatically exercised prior to a Change of Control, the Company agrees to promptly notify the Holder of the number of shares of Common Stock or other consideration in connection with any such Change of Control, if any, the Holder is to receive by reason of such automatic exercise. For the avoidance of doubt, the order of actions upon a Change of Control in reference to the phrase “immediately prior to the consummation of a Change of Control” herein and in the Warrant Purchase Agreement means the issuance of this Warrant pursuant to the Warrant Purchase Agreement and immediately thereafter the exercise of this Warrant pursuant to this Section 7.

8. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of a Share by such fraction.

9. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

10. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth in this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

7

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or to Holder at its address listed on the first page of this Warrant or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto. The Company’s fax number is (603) 676-3321, and the Investor’s fax number is (210) 345-2270.

12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13. AMENDMENT AND WAIVER. Any term of this Warrant may be amended or waived with the written consent of the Company and the Holder.

14. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

[SIGNATURE PAGE FOLLOWS]

8

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

MASCOMA CORPORATION

By:

Name:

Title:

DIAMOND ALTERNATIVE ENERGY, LLC

By:

Name:

Title:

SIGNATURE PAGE TO WARRANT

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

NOTICE OF EXERCISE

(1) ☐ The undersigned hereby elects to purchase                      shares of Common Stock (the “Shares”) of Mascoma Corporation (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby elects to purchase                      Shares of the Company pursuant to the terms of the net exercise provisions set forth in Section 3.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of the Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3) The undersigned represents that (i) the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the period prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or, if reasonably requested by the Company, the undersigned has provided the Company with an opinion of counsel reasonably satisfactory to the Company, stating that such registration is not required.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(Date)	(Signature)

(Print name)

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated:             , 20

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SECOND CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MASCOMA CORPORATION

[                ], 2012

Mascoma Corporation (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. Pursuant to Section 242 of the DGCL, this Second Certificate of Amendment to the Eighth Amended and Restated Certificate of Incorporation (this “Amendment”) amends the provisions of the Eighth Amended and Restated Certificate of Incorporation of the Company, as previously amended on January 7, 2011 (the “Certificate”).

2. This Amendment has been approved and adopted by the Company’s Board of Directors and written consent has been given in accordance with the provisions of Sections 228 and 242 of the DGCL, and the provisions of the Certificate.

3. The Certificate is hereby amended by striking out the first paragraph of Article Fourth thereof and by substituting in lieu of said paragraph the following new paragraph:

“The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is (i) [                ] shares of Common Stock, $0.001 par value per share (“Common Stock”), and (ii) [                    ] shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”), of which: (A) 5,000,000 of such shares of Preferred Stock are designated as shares of Series A Preferred Stock (the “Series A Preferred”), (B) 5,162,500 of such shares of Preferred Stock are designated as shares of Series A1 Preferred Stock (the “Series A1 Preferred”), (C) 11,498,128 of such shares of Preferred Stock are designated as shares of Series B Preferred Stock (the “Series B Preferred”), (D) [9,988,356][NOTE: This number is subject to revision] of such shares of Preferred Stock are designated as shares of Series C Preferred Stock (the “Series C Preferred”) and (E) 17,996,223 of such shares of Preferred Stock are designated as shares of Series D Preferred Stock (the “Series D Preferred”), each with the rights and preferences set forth below.”

4. The Certificate is hereby further amended as follows:

(a) The “and” prior to Article Fourth, Section B, Subsection 3(e)(i)(4)(L) is hereby deleted, and the period after Article Fourth, Section B, Subsection 3(e)(i)(4)(L) is replaced with “; and”.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(b) The following is added as Article Fourth, Section B, Subsection 3(e)(i)(4)(M) of the Certificate:

“(L)	Shares issuable upon exercise of the following warrants issued to Diamond Alternative Energy, LLC (“DAE”) pursuant to a Warrant Purchase Agreement by and between the Corporation and DAE: (i) Warrant to Purchase Common Stock exercisable for up to 3,164,557 shares of Common Stock (subject to adjustment as provided in therein) and (ii) Warrant to Purchase Common Stock exercisable for up to 5,333,333 shares of Common Stock (subject to adjustment as provided in therein).”

5. This Second Certificate of Amendment to the Amended and Restated Certificate of Incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

2

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Signed on                     , 2012

MASCOMA CORPORATION

/s/ William J. Brady
Name: William J. Brady
Title: President and Chief Executive Officer